UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number:	811-06322

Exact name of registrant as specified in charter:	Delaware Pooled® Trust

Address of principal executive offices:	610 Market Street Philadelphia, PA 19106

Name and address of agent for service:	David F. Connor, Esq. 610 Market Street Philadelphia, PA 19106

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2022

Item 1. Reports to Stockholders

Annual report

Macquarie Institutional Portfolios (registered as Delaware Pooled® Trust)

Macquarie Emerging Markets Portfolio
Macquarie Labor Select International Equity Portfolio
October 31, 2022

Macquarie Institutional Portfolios

Macquarie Institutional Portfolios (registered as Delaware Pooled® Trust) are designed exclusively for institutional investors and high net worth individuals. Delaware Management Company, a series of Macquarie Investment Management Business Trust (MIMBT), serves as investment advisor for the Portfolios. Mondrian Investment Partners Limited serves as investment sub-advisor for Macquarie Emerging Markets Portfolio* and Macquarie Labor Select International Equity Portfolio.*

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 231-8002 or visiting macquarieim.com/mipliterature.

Carefully consider the Portfolios’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Portfolios’ prospectus, which may be obtained by visiting macquarieim.com/mipliterature or calling 800 231-8002. Investors should read the prospectus carefully before investing. Performance includes reinvestment of all distributions.

The Portfolios are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested. Mutual fund advisory services are provided by Delaware Management Company, a series of MIMBT, which is a registered investment advisor.

Macquarie Institutional Portfolios are designed exclusively for institutional investors and high net worth individuals. Macquarie Institutional Portfolios are distributed by Delaware Distributors, L.P., an affiliate of Macquarie Investment Management Business Trust (MIMBT), Macquarie Management Holdings, Inc., and Macquarie Group Limited. Institutional investment management is provided by Macquarie Investment Management Advisers (MIMA), a series of MIMBT. MIMBT is a US registered investment advisor and may not be able to provide investment advisory services to certain clients in certain jurisdictions.

Other than Macquarie Bank Limited ABN 46 008 583 542 (“Macquarie Bank”), any Macquarie Group entity noted in this document is not an authorised deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these other Macquarie Group entities do not represent deposits or other liabilities of Macquarie Bank. Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these other Macquarie Group entities. In addition, if this document relates to an investment, (a) the investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group entity guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

The Portfolios are governed by US laws and regulations. *Closed to new investors.

© 2022 Macquarie Management Holdings, Inc.

All third-party marks cited are the property of their respective owners.

Portfolio management review (Unaudited)
Macquarie Institutional Portfolios — Macquarie Emerging Markets Portfolio

October 31, 2022

Investment objective

The Portfolio seeks long-term capital appreciation.

For the fiscal year ended October 31, 2022, Macquarie Emerging Markets Portfolio posted a loss of 28.52% at net asset value (NAV) with all distributions reinvested. The Portfolio’s benchmark, the MSCI Emerging Markets Index, fell 30.73% (gross) and 31.03% (net) for the same period. Complete annualized performance for Macquarie Emerging Markets Portfolio is shown in the table on page 4.

Emerging markets contended with a raft of challenges over the fiscal period. Not least were growing inflationary pressures and the downstream impacts of Russia’s war with Ukraine, including supply chain disruptions, and credit and asset write-downs. Russia was removed from the MSCI Emerging Markets Index, as its assets were deemed “uninvestable” in the wake of NATO sanctions. Many central banks raised interest rates, dampening growth. An additional blow was the growing strength of the US dollar, which led to heavy foreign exchange (FX) losses and eroded returns for many emerging market economies.

Asia and Latin America were a study in extreme contrasts, with Asia’s loss of 34.5% vastly underperforming Latin America’s advance of 16.1% during the period. A gain of 24.6% in Brazil drove Latin America’s positive performance. China returned -47.9%; India proved more resilient, however, returning -6.9%. In Taiwan (-34.5%) and South Korea (-34.3%), weakness in the semiconductor sector punished overall market performance.

Chinese stocks, which make up some 35% of the MSCI Emerging Markets Index, were dragged down on multiple fronts. These included ongoing concerns regarding the impact of “common prosperity” policies and overleverage in the real estate sector. Throughout the period, China’s zero-COVID policy stance and lockdowns weighed heavily on its economy. In addition, the potential delisting of Chinese American depositary receipts (ADRs) in US stock markets remained a question mark for investors.

For Europe, Middle East, and Africa (EMEA) emerging market economies, outcomes diverged. Middle Eastern markets benefited from robust energy prices, while Russia was removed from the MSCI Emerging Markets Index, and Eastern Europe turned in weak returns.

All sectors ended in negative territory for the fiscal period, although consumer staples (-21.1%) and utilities (-6.6%) proved to be relatively defensive, and the financial sector broadly benefited from rising interest rates. Among the hardest-hit sectors were consumer discretionary, information technology (IT), real estate, and communication services.

Sources: MSCI, FactSet.

Positive stock selection in China accounted for the Portfolio’s relative outperformance versus the benchmark, while our stock selection in South Korea and Taiwan likewise added value. An underweight allocation to India and EMEA partially offset these positions since markets in the Middle East and South Africa also outperformed. At the sector level, positive stock selection in IT and healthcare and an overweight allocation to financials drove the Portfolio’s relative outperformance. The Portfolio’s underweight exposure to the energy sector hurt performance relative to the benchmark.

The Portfolio’s three largest individual contributors to positive stock selection were all within Latin America. Our position in the leading Brazilian pharmaceutical company, Hypera SA, gained 100.3%. Hypera performed well on a recovery in growth rates and rumors of interest in the company as a potential acquisition candidate.

Two banking names, Grupo Financiero Banorte SAB de CV (+35.7%) in Mexico and Credicorp Ltd. (+16.3%) in Peru, were also strong contributors to performance. Credicorp rose following the period of extreme volatility and uncertainty that had occurred both before and after the 2021 presidential election and runoffs in Peru. Over the fiscal period, Credicorp’s performance was supported by a recovery in Peru’s economic activity following the COVID-19 slowdown and its rising interest rate environment. Similar dynamics of solid and improving underlying operational performance, combined with higher interest rates, drove the outperformance of Grupo Financiero Banorte.

The two most significant holdings that hurt the Portfolio’s performance were Russian companies, Lukoil PJSC (-100.0%) and Polymetal International PLC (-94.5%). As mentioned above, following Russia’s invasion of Ukraine, MSCI eliminated Russia from its emerging markets index and the share prices of these companies collapsed. The third-largest detractor from performance was Chinese consumer internet giant Alibaba Group Holding Ltd. (-62.6%). In what was a very weak year for Chinese equities, Alibaba Group Holding was hurt by its exposure to regulations linked to China’s “common prosperity” goals, which added to pressure on consumers’ discretionary spending under China’s stringent zero-COVID restrictions.

The Portfolio utilized foreign currency exchange contracts to facilitate the purchase and sale of equities traded on international exchanges. The effect of these contracts on performance was immaterial.

Portfolio management review (Unaudited)
Macquarie Institutional Portfolios — Macquarie Labor Select International Equity Portfolio

October 31, 2022

Investment objective

The Portfolio seeks maximum long-term total return.

The fiscal year ended October 31, 2022 was a difficult period for investors. Macquarie Labor Select International Equity Portfolio declined 22.7% at net asset value (NAV) with all distributions reinvested. This was generally in line with the performance of the Portfolio’s benchmark, as the MSCI EAFE (Europe, Australasia, Far East) Index fell 22.6% (gross) and 23.0% (net) for the same period. Complete annualized performance for Macquarie Labor Select International Equity Portfolio is shown in the table on page 7.

World events presented a variety of challenges that felt like a cascade, quarter after quarter, during the fiscal year. When the measurement period began, the final two months of 2021 showed some promise as the acute phase of the COVID-19 pandemic appeared to have subsided. At the time, we noted that real gross domestic product (GDP) in the developed world had returned to roughly pre-pandemic levels, with earnings and dividends showing a sharp increase. However, in our view, the stock market’s buoyancy appeared anomalous, given the serious economic and social costs sustained over the previous two years. The low-interest-rate, growth-market regimen, which had been in place since the financial crisis, was focused even more narrowly on areas of the economy perceived to be pandemic winners: the US equity market and growth stocks in the information technology (IT) sector were the most obvious. Overall, we deemed markets to be complacent, based on valuations at year end 2021.

A wake-up call arrived soon enough. Russia invaded Ukraine in February 2022, which prompted sanctions, disruptions to supply chains, and heightened inflationary pressure. Commodity prices increased, notably the price of oil, which rallied to its highest level since 2008. In the wake of the pandemic, the price of everything from semiconductors and baby formula to grains and steel had already shot up, forcing many central banks to begin a shift from efforts to stimulate growth to fighting inflation. Not surprisingly, the MSCI EAFE Index declined – but only a bit less than 6% for the first calendar quarter of 2022.

The equity market slide became more pronounced during the third quarter of the Portfolio’s fiscal year. Spectacular collapses in high-profile, speculative assets led to a more broad-based selloff. Shares that had rallied strongly at the height of the pandemic were knocked from their peaks by war, inflation, and the threat of recession. In mid-2022, as central banks, led by the US Federal Reserve, started to tighten, the weak underpinnings of the low-interest-rate growth market model were finally exposed.

The “mini-crisis” that erupted in the UK at the end of September 2022, triggered by poorly thought-out and articulated economic policy, highlighted the broader systemic fragility, as well as the challenges and risks of portfolio illiquidity. Risk aversion and higher interest rates made the US dollar an attractive asset – with markets continuing to overlook other viable alternatives.

Sources: MSCI, FactSet.

During the period under review, the Portfolio’s overweight position in the relatively strong UK equity market and its underweight position in the weak Dutch equity market added to relative returns. The Dutch market generated the lowest returns among the benchmark’s economies due to its high IT exposure. In contrast, the UK market was supported by its high exposure to the strong energy sector.

Stock selection within sectors also slightly added to relative returns, led by strong stock selection in the IT and communication services sectors. The Portfolio’s underweight position in the relatively strong Swiss franc and its overweight position in the weak Japanese yen more than offset the positive impact of the Portfolio’s overweight position in the pegged Hong Kong dollar.

In terms of the Portfolio’s leading performers, France’s Dassault Aviation SA (+44.1%) benefited from an increase in defense spending amid heightened security concerns surrounding the war in Ukraine.

Two UK-based energy companies, Shell PLC (+24.5%) and BP PLC (+20.3%), both outperformed their sector’s standout performance. The energy sector rose 15% as gas and oil prices rallied sharply on growing demand, continued supply discipline from OPEC+, and the isolation of Russia from the West.

The Portfolio’s weakest-performing stock during the fiscal year was Dutch healthcare technology company Koninklijke Philips NV (-72.3%), which was affected by ongoing supply chain disruptions and regulatory pressure following the recall of its sleep apnea and ventilator machines. Despite its challenges, we believe the stock looks exceptionally cheap and a worthwhile investment.

UK consumer-oriented stocks such as Travis Perkins PLC were also weak during the fiscal year. The Portfolio’s position in this stock fell 53.1%, pressured by high inflation and recession concerns.

Portfolio holding Enel SpA, Italy’s leading electricity provider, had a challenging year due to a combination of the energy crisis in Europe and political instability in Italy. Its shares declined 44.0%.

What has struck us most forcefully over the past year is how few places there have been to hide from this year’s widespread market selloff. This has been extremely challenging for managers like us whose objective is to focus on offering downside protection. In response, we can only stick to our discipline. Following the sharp declines in equity prices and currencies year to date through October 2022, we believe that the Portfolio looks extremely cheap and accordingly offers the possibility of compelling future potential returns. Indeed, many companies held in the Portfolio are buying back shares.

Furthermore, although the value style staged a mini-comeback in 2022, over the past 5-year and 10-year periods, the value style remains a significant laggard. This dispersion in the returns is reflected in a valuation gap that remains at historically extreme levels, providing what we view as potentially attractive opportunities for patient stock pickers focused on fundamental value.

The Portfolio utilized foreign currency exchange contracts to facilitate the purchase and sale of equities traded on international exchanges. The effect of these contracts on performance was immaterial.

Performance summary (Unaudited)
Macquarie Institutional Portfolios — Macquarie Emerging Markets Portfolio

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 231-8002 or visiting macquarieim.com/mipliterature.

Carefully consider the Portfolio’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Portfolio’s prospectus and, if available, its summary prospectus, which may be obtained by visiting macquarieim.com/mipliterature or calling 800 231-8002. Investors should read the prospectus and, if available, the summary prospectus carefully before investing.

Portfolio and benchmark performance	Average annual total returns through October 31, 2022
	1 year	5 year	10 year
Macquarie Emerging Markets Portfolio	-28.52%	-3.87%	-1.11%
MSCI Emerging Markets Index (net)	-31.03%	-3.09%	+0.79%
MSCI Emerging Markets Index (gross)	-30.73%	-2.73%	+1.16%

Portfolio profile October 31, 2022
Total net assets	Number of holdings
$47.9 million	49
Inception date
April 16, 1997

Growth of $1,000,000

For the period October 31, 2012 through October 31, 2022

	Starting value	Ending value
MSCI Emerging Markets Index (gross)	$1,000,000	$1,121,998
MSCI Emerging Markets Index (net)	$1,000,000	$1,081,985
Macquarie Emerging Markets Portfolio	$1,000,000	$894,136

The performance graph assumes $1 million invested on October 31, 2012, and includes reinvestment of all distributions. The performance graph does not reflect the deduction of taxes the shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Total return assumes reinvestment of dividends and capital gains but does not reflect reductions for taxes. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The most recent prospectus disclosed the Portfolio’s total operating expenses as 1.25%. This expense ratio may differ from the expense ratios in the “Financial highlights” since they are based on different time periods and the expense ratio in the prospectus includes acquired fund fees and expenses, if any. See Note 2 in “Notes to financial statements” for additional details. Please see the “Financial highlights” section in this report for the most recent expense ratio.

The purchase reimbursement fees (0.40%) and redemption reimbursement fees (0.45%) are paid to the Portfolio. These fees are designed to reflect an approximation of the brokerage and other transaction costs associated with the investment of an investor’s purchase amount or the disposition of assets to meet redemptions, and to limit the extent to which the Portfolio (and, indirectly, the Portfolio’s existing shareholders) would have to bear such costs. In lieu of the reimbursement fees, investors in Macquarie Emerging Markets Portfolio may be permitted to utilize alternative purchase and redemption methods designed to accomplish the same economic effect as the reimbursement fees. Reimbursement fees applicable to purchases and redemptions of shares of the Portfolio are not reflected in the “Growth of $1,000,000” graph.

Expense limitations were in effect during the period shown. Performance would have been lower had the expense limitations not been in effect.

The MSCI Emerging Markets Index represents large- and mid-cap stocks across emerging market countries worldwide. The index covers approximately 85% of the free float-adjusted market capitalization in each country. Index “net” return approximates the minimum possible dividend reinvestment, after deduction of withholding tax at the highest possible rate. Index “gross” return approximates the maximum possible dividend reinvestment.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Investing involves risk, including the possible loss of principal.

Past performance does not guarantee future results.

International investments entail risks including fluctuation in currency values, differences in accounting principles, or economic or political instability. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility, lower trading volume, and higher risk of market closures. In many emerging markets, there is substantially less publicly available information and the available information may be incomplete or misleading. Legal claims are generally more difficult to pursue.

If and when the Portfolio invests in forward foreign currency contracts or uses other investments to hedge against currency risks, the Portfolio will be subject to special risks, including counterparty risk.

Fixed income securities and bond funds can lose value, and investors can lose principal as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt. This includes prepayment risk, the risk that the principal of a bond that is held by a portfolio will be prepaid prior to maturity at the time when interest rates are lower than what the bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.

High yielding, non-investment-grade bonds (junk bonds) involve higher risk than investment grade bonds. The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. In addition, a less liquid secondary market makes it more difficult to obtain precise valuations of the high yield securities.

The Portfolio may invest in derivatives, which may involve additional expenses and are subject to risk, including the risk that an underlying security or securities index moves in the opposite direction from what the portfolio manager anticipated. A derivatives transaction depends upon the counterparties’ ability to fulfil their contractual obligations.

To the extent the Portfolio focuses its investments in a particular country or geographic region, it may be more susceptible to economic, political, regulatory, or other events or conditions affecting issuers and countries within that country or geographic region. As a result, the Portfolio may be subject to greater price volatility and risk of loss than a portfolio holding more geographically diverse investments.

Performance summary (Unaudited)
Macquarie Institutional Portfolios — Macquarie Emerging Markets Portfolio

The Portfolio may be subject to the risk that securities cannot be readily sold within seven calendar days at approximately the price at which it has valued them.

The Portfolio is subject to the risk that the value of securities in a particular industry or sector (such as financials) will decline because of changing expectations for the performance of that industry or sector.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Portfolio from executing advantageous investment decisions in a timely manner and could negatively impact the Portfolio’s ability to achieve its investment objective and the value of the Portfolio’s investments.

The Portfolio is presently closed to new investors.

Performance summary (Unaudited)
Macquarie Institutional Portfolios — Macquarie Labor Select International Equity Portfolio

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 231-8002 or visiting macquarieim.com/mipliterature.

Carefully consider the Portfolio’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Portfolio’s prospectus and, if available, its summary prospectus, which may be obtained by visiting macquarieim.com/mipliterature or calling 800 231-8002. Investors should read the prospectus and, if available, the summary prospectus carefully before investing.

Portfolio and benchmark performance	Average annual total returns through October 31, 2022
	1 year	5 year	10 year
Macquarie Labor Select International Equity Portfolio	-22.71%	-2.81%	+2.23%
MSCI EAFE Index (net)	-23.00%	-0.09%	+4.13%
MSCI EAFE Index (gross)	-22.62%	+0.39%	+4.61%

Portfolio profile October 31, 2022
Total net assets	Number of holdings
$58.6 million	47
Inception date
December 19, 1995

Growth of $1,000,000

For the period October 31, 2012 through October 31, 2022

	Starting value	Ending value
MSCI EAFE Index (gross)	$1,000,000	$1,569,889
MSCI EAFE Index (net)	$1,000,000	$1,498,453
Macquarie Labor Select International Equity Portfolio	$1,000,000	$1,247,128

The performance graph assumes $1 million invested on October 31, 2012, and includes reinvestment of all distributions. The performance graph does not reflect the deduction of taxes the shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Performance summary (Unaudited)
Macquarie Institutional Portfolios — Macquarie Labor Select International Equity Portfolio

Total return assumes reinvestment of dividends and capital gains but does not reflect reductions for taxes. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The most recent prospectus disclosed the Portfolio’s total operating expenses as 0.91%. This expense ratio may differ from the expense ratios in the “Financial highlights” since they are based on different time periods and the expense ratio in the prospectus includes acquired fund fees and expenses, if any. See Note 2 in “Notes to financial statements” for additional details. Please see the “Financial highlights” section in this report for the most recent expense ratio.

The MSCI EAFE (Europe, Australasia, Far East) Index represents large- and mid-cap stocks across 21 developed markets, excluding the United States and Canada. The index covers approximately 85% of the free float-adjusted market capitalization in each country. Index “net” return approximates the minimum possible dividend reinvestment, after deduction of withholding tax at the highest possible rate. Index “gross” return approximates the maximum possible dividend reinvestment.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Investing involves risk, including the possible loss of principal.

Past performance does not guarantee future results.

International investments entail risks including fluctuation in currency values, differences in accounting principles, or economic or political instability. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility, lower trading volume, and higher risk of market closures. In many emerging markets, there is substantially less publicly available information, and the available information may be incomplete or misleading. Legal claims are generally more difficult to pursue.

If and when the Portfolio invests in forward foreign currency contracts or uses other investments to hedge against currency risks, the Portfolio will be subject to special risks, including counterparty risk.

From time to time, the Portfolio may invest up to 30% of its net assets in securities of issuers in the commercial banking industry; to the extent that the Portfolio invests 30% of its net assets in such securities, it may be slightly more sensitive to movement in the commercial banking industry.

To the extent the Portfolio focuses its investments in a particular country or geographic region, it may be more susceptible to economic, political, regulatory, or other events or conditions affecting issuers and countries within that country or geographic region. As a result, the Portfolio may be subject to greater price volatility and risk of loss than a portfolio holding more geographically diverse investments.

The Portfolio may be subject to the risk that securities cannot be readily sold within seven calendar days at approximately the price at which it has valued them.

The Portfolio is subject to the risk that the value of securities in a particular industry or sector (such as financials) will decline because of changing expectations for the performance of that industry or sector.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Portfolio from executing advantageous investment decisions in a timely manner and could negatively impact the Portfolio’s ability to achieve its investment objective and the value of the Portfolio’s investments.

The Portfolio is presently closed to new investors.

Disclosure of Portfolio expenses
For the six-month period from May 1, 2022 to October 31, 2022 (Unaudited)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including reimbursement fees on Macquarie Emerging Markets Portfolio; and (2) ongoing costs, including management fees and other Portfolio expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from May 1, 2022 to October 31, 2022.

Actual Expenses

The first section of the tables shown, “Actual Portfolio return,” provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the tables shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Certain of the Portfolios’ actual expenses shown in the table reflect fee waivers in effect and assume reinvestment of all dividends and distributions.

In each case, “Expenses Paid During Period” are equal to the relevant Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Macquarie Emerging Markets Portfolio
Expense analysis of an investment of $1,000

	Beginning Account Value 5/1/22	Ending Account Value 10/31/22	Annualized Expense Ratio	Expenses Paid During Period 5/1/22 to 10/31/22
Actual Portfolio return†
Portfolio Class	$1,000.00	$837.70	1.24%	$5.74
Hypothetical 5% return (5% return before expenses)
Portfolio Class	$1,000.00	$1,018.95	1.24%	$6.31

Macquarie Labor Select International Equity Portfolio
Expense analysis of an investment of $1,000

	Beginning Account Value 5/1/22	Ending Account Value 10/31/22	Annualized Expense Ratio	Expenses Paid During Period 5/1/22 to 10/31/22
Actual Portfolio return†
Portfolio Class	$1,000.00	$823.10	0.92%	$4.23
Hypothetical 5% return (5% return before expenses)
Portfolio Class	$1,000.00	$1,020.57	0.92%	$4.69

†	Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

In addition to the Portfolios’ expenses reflected above, each Portfolio also indirectly bears its portion of the fees and expenses of any investment companies (Underlying Funds) in which it invests. The tables above do not reflect the expenses of any Underlying Funds.

Security type / country and sector allocations
Macquarie Institutional Portfolios — Macquarie Emerging Markets Portfolio

As of October 31, 2022 (Unaudited)

Sector designations may be different from the sector designations presented in other Portfolio materials. The sector designations may represent the investment manager’s or sub-advisor’s internal sector classifications, which may result in the sector designations for one Portfolio being different from another Portfolio’s sector designations.

Security type / country	Percentage of net assets
Common Stocks by Country	94.30%
Austria	1.73%
Brazil	8.07%
Canada	2.44%
China	31.69%
Hong Kong	1.50%
India	10.38%
Indonesia	3.14%
Mexico	2.22%
Peru	3.23%
Republic of Korea	13.16%
Taiwan	14.23%
United Kingdom	2.51%
Preferred Stocks	4.05%
Short-Term Investments	1.76%
Total Value of Securities	100.11%
Liabilities Net of Receivables and Other Assets	(0.11% )
Total Net Assets	100.00%

Common stocks and preferred stocks by sector	Percentage of net assets
Communication Services	6.88%
Consumer Discretionary	8.44%
Consumer Staples	7.44%
Energy	3.21%
Financials*	28.55%
Healthcare	5.26%
Information Technology*	25.47%
Materials	13.10%
Total	98.35%

*	To monitor compliance with the Portfolio’s concentration guidelines as described in the Portfolio’s Prospectus and Statement of Additional Information, each of the Financials and Information Technology sectors (as disclosed herein for financial reporting purposes) are subdivided into a variety of “industries” (in accordance with the requirements of the Investment Company Act of 1940, as amended). The Financials sector consists of Banks, Diversified Financial Services, Insurance, and Investment Companies. As of October 31, 2022, such amounts, as a percentage of total net assets were 16.17%, 5.71%, 5.17%, and 1.50%, respectively. The Information Technology sector consists of Computers, Electrical Component and Equipment, Electronics, Energy-Alternate Sources, Semiconductors, and Software. As of October 31, 2022, such amounts, as a percentage of total net assets were 0.88%, 1.50%, 3.07%, 2.50%, 16.40%, and 1.12%, respectively. The percentage in any such single industry will comply with the Portfolio’s concentration policy even if the percentage in each of the Financials and Information Technology sectors for financial reporting purposes may exceed 25%.

Security type / country and sector allocations
Macquarie Institutional Portfolios — Macquarie Labor Select International Equity Portfolio

As of October 31, 2022 (Unaudited)

Sector designations may be different from the sector designations presented in other Portfolio materials. The sector designations may represent the investment manager’s or sub-advisor’s internal sector classifications, which may result in the sector designations for one Portfolio being different from another Portfolio’s sector designations.

Security type / country	Percentage of net assets
Common Stocks by Country	97.44%
Australia	1.05%
China/Hong Kong	3.37%
France	8.13%
Germany	5.72%
Italy	7.33%
Japan	29.24%
Netherlands	5.41%
Singapore	5.30%
Spain	3.25%
Sweden	1.84%
Switzerland	3.13%
United Kingdom	21.66%
United States	2.01%
Short-Term Investments	0.03%
Total Value of Securities	97.47%
Receivables and Other Assets Net of Liabilities	2.53%
Total Net Assets	100.00%

Common stocks by sector	Percentage of net assets
Communication Services	8.93%
Consumer Discretionary	10.78%
Consumer Staples	7.37%
Energy	7.84%
Financials	13.63%
Healthcare	14.57%
Industrials	16.25%
Information Technology	6.59%
Materials	3.33%
Utilities	8.15%
Total	97.44%

Schedules of investments
Macquarie Institutional Portfolios — Macquarie Emerging Markets Portfolio

October 31, 2022

	Number of shares	Value (US $)
Common Stocks – 94.30%∆
Austria – 1.73%
Mondi	49,375	$828,115
		828,115
Brazil – 8.07%
Hypera	53,800	531,386
Itau Unibanco Holding ADR	84,073	489,305
Petroleo Brasileiro ADR	65,735	842,723
Suzano	109,300	1,126,749
Vale ADR	67,940	879,144
		3,869,307
Canada – 2.44%
Barrick Gold	77,732	1,168,312
		1,168,312
China – 31.69%
Alibaba Group Holding †	213,280	1,669,636
Autohome ADR	39,921	1,042,736
Baidu ADR †	11,856	907,814
China Medical System Holdings	480,000	524,049
China Merchants Bank Class A	223,000	819,453
China Merchants Bank Class H	15,000	49,302
CSPC Pharmaceutical Group	1,424,960	1,464,960
Gree Electric Appliances of Zhuhai
Class A	222,600	874,406
Jiangsu Yanghe Brewery Joint-
Stock Class A	16,500	295,361
LONGi Green Energy Technology
Class A	76,319	501,711
Midea Group Class A	150,019	825,879
NetEase	40,562	442,326
Ping An Insurance Group Co. of
China Class H	415,000	1,660,074
Tencent Holdings	34,500	903,633
Tingyi Cayman Islands Holding	408,000	638,276
Wuliangye Yibin Class A	38,700	707,869
Xinyi Solar Holdings	700,000	694,681
Yum China Holdings	16,438	679,711
Zijin Mining Group Class H	512,000	489,194
		15,191,071
Hong Kong – 1.50%
WH Group 144A #	1,423,820	720,104
		720,104
India – 10.38%
Axis Bank	111,349	1,218,715
HCL Technologies	42,693	536,980
Housing Development Finance	70,461	2,102,317
Infosys ADR	22,604	423,373
Reliance Industries	22,538	694,185
		4,975,570
Indonesia – 3.14%
Bank Rakyat Indonesia Persero	5,048,983	1,505,227
		1,505,227
Mexico – 2.22%
Grupo Financiero Banorte Class O	130,454	1,061,976
		1,061,976
Peru – 3.23%
Credicorp	10,570	1,547,025
		1,547,025
Republic of Korea – 13.16%
LG Chem	2,602	1,143,495
Samsung Electronics	56,448	2,353,899
Samsung Fire & Marine Insurance	5,829	818,421
Shinhan Financial Group	41,539	1,058,560
SK Hynix	16,088	934,029
		6,308,404
Taiwan – 14.23%
CTBC Financial Holding	1,002,046	634,393
Delta Electronics	90,000	719,218
Hon Hai Precision Industry	463,000	1,472,806
MediaTek	50,000	915,510
Taiwan Semiconductor
Manufacturing	254,588	3,081,366
		6,823,293
United Kingdom – 2.51%
Unilever	26,360	1,203,913
		1,203,913
Total Common Stocks
(cost $57,814,559)		45,202,317

Preferred Stocks – 4.05%∆
Brazil - 1.50%
Itausa 6.17% ω	346,382	719,520
		719,520
Republic of Korea - 2.55%
LG Chem 3.78% ω	3,190	647,204
Samsung Electronics 2.61% ω	15,351	574,403
		1,221,607
Total Preferred Stocks
(cost $2,623,239)		1,941,127

Short-Term Investments – 1.76%
Money Market Mutual Funds – 1.76%
BlackRock Liquidity FedFund –
Institutional Shares (seven-day
effective yield 2.87%)	211,357	211,357

	Number of shares	Value (US $)
Short-Term Investments (continued)
Money Market Mutual Funds (continued)
Fidelity Investments Money Market
Government Portfolio – Class I
(seven-day effective yield 2.87%)	211,358	$211,358
Goldman Sachs Financial Square
Government Fund – Institutional
Shares (seven-day effective yield
3.14%)	211,358	211,358
Morgan Stanley Institutional
Liquidity Funds Government
Portfolio – Institutional Class
(seven-day effective yield 2.88%)	211,358	211,358
Total Short-Term Investments
(cost $845,431)		845,431
Total Value of Securities–100.11%
(cost $61,283,229)		$47,988,875

∆	Securities have been classified by country of risk. Aggregate classification by business sector has been presented on page 10 in “Security type / country and sector allocations.”
†	Non-income producing security.
#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At October 31, 2022, the aggregate value of Rule 144A securities was $720,104, which represents 1.50% of the Portfolio’s net assets. See Note 10 in “Notes to financial statements.”
ω	Perpetual security with no stated maturity date.

The following foreign currency exchange contracts were outstanding at October 31, 2022:1

Foreign Currency Exchange Contracts

Counterparty	Currency to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation
BNYM	HKD	(281,368)	USD	35,846	11/1/22	$1

The use of foreign currency exchange contracts involves elements of market risk and risks in excess of the amounts disclosed in the financial statements. The foreign currency exchange contract presented above represent the Portfolio’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Portfolio’s net assets.

[1]	See Note 8 in “Notes to financial statements”.

Summary of abbreviations:

ADR – American Depositary Receipt

BNYM – Bank of New York Mellon

Summary of currencies:

HKD – Hong Kong Dollar

USD – US Dollar

See accompanying notes, which are an integral part of the financial statements.

Schedules of investments
Macquarie Institutional Portfolios — Macquarie Labor Select International Equity Portfolio

October 31, 2022

	Number of shares	Value (US $)
Common Stocks – 97.44%∆
Australia – 1.05%
Aurizon Holdings	264,577	$612,637
		612,637
China/Hong Kong – 3.37%
Jardine Matheson Holdings	19,500	897,390
WH Group 144A #	2,134,507	1,079,538
		1,976,928
France – 8.13%
Bouygues	33,909	967,785
Cie de Saint-Gobain	16,693	682,970
Dassault Aviation	4,591	682,373
Kering	1,354	620,473
Sanofi	20,968	1,809,620
		4,763,221
Germany – 5.72%
Allianz	7,772	1,399,420
Evonik Industries	54,727	1,008,936
HeidelbergCement	20,411	940,985
		3,349,341
Italy – 7.33%
Enel	381,529	1,703,871
Eni	73,608	964,137
Snam	365,369	1,625,564
		4,293,572
Japan – 29.24%
Coca-Cola Bottlers Japan Holdings	19,600	177,157
FUJIFILM Holdings	21,400	981,382
Fujitsu	12,200	1,405,057
Hitachi	18,700	850,143
Honda Motor	75,900	1,721,717
Kao	9,600	360,900
Kyocera	29,500	1,476,240
Mitsubishi Electric	103,600	912,714
Nippon Telegraph & Telephone	59,600	1,640,959
Otsuka Holdings	15,400	493,604
Secom	13,100	748,056
Sekisui Chemical	86,000	1,075,759
Sony Group	24,600	1,652,408
Takeda Pharmaceutical	69,900	1,841,812
Tokio Marine Holdings	50,100	906,682
Toyota Industries	17,200	886,055
		17,130,645
Netherlands – 5.41%
Koninklijke Philips	109,007	1,380,834
Shell	64,871	1,788,433
		3,169,267
Singapore – 5.30%
Singapore Telecommunications	558,600	986,507
United Overseas Bank	107,909	2,116,102
		3,102,609
Spain – 3.25%
Banco Santander	734,451	1,903,103
		1,903,103
Sweden – 1.84%
Telia	407,344	1,079,123
		1,079,123
Switzerland – 3.13%
Novartis	22,692	1,833,308
		1,833,308
United Kingdom – 21.66%
Associated British Foods	71,201	1,101,911
BP	334,440	1,840,205
CK Hutchison Holdings	372,000	1,848,235
Kingfisher	495,306	1,243,389
Lloyds Banking Group	3,434,176	1,654,879
SSE	81,179	1,448,575
Tesco	648,430	1,599,526
Travis Perkins	45,317	427,605
WPP	173,643	1,525,365
		12,689,690
United States – 2.01%
GSK	71,943	1,178,820
		1,178,820
Total Common Stocks
(cost $65,049,527)		57,082,264

Short-Term Investments – 0.03%
Money Market Mutual Funds – 0.03%
BlackRock Liquidity FedFund –
Institutional Shares (seven-day
effective yield 2.87%)	4,489	4,489
Fidelity Investments Money Market
Government Portfolio – Class I
(seven-day effective yield 2.87%)	4,490	4,490
Goldman Sachs Financial Square
Government Fund – Institutional
Shares (seven-day effective yield
3.14%)	4,490	4,490

	Number of shares	Value (US $)
Short-Term Investments (continued)
Money Market Mutual Funds (continued)
Morgan Stanley Institutional
Liquidity Funds Government
Portfolio – Institutional Class
(seven-day effective yield 2.88%)	4,490	$4,490
Total Short-Term Investments
(cost $17,959)		17,959
Total Value of Securities-97.47%
(cost $65,067,486)		$57,100,223

∆	Securities have been classified by country of risk. Aggregate classification by business sector has been presented on page 11 in “Security type / country and sector allocations.”
#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At October 31, 2022, the aggregate value of Rule 144A securities was $1,079,538, which represents 1.84% of the Portfolio’s net assets. See Note 10 in “Notes to financial statements.”

The following foreign currency exchange contracts were outstanding at October 31, 2022:1

Foreign Currency Exchange Contracts

Counterparty	Currency to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Depreciation
BNYM	JPY	630,660	USD	(4,279)	11/1/22	$(38)

The use of foreign currency exchange contracts involves elements of market risk and risks in excess of the amounts disclosed in the financial statements. The foreign currency exchange contracts presented above represent the Portfolio’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Portfolio’s net assets.

[1]	See Note 8 in “Notes to financial statements.”

Summary of abbreviations:

BNYM – Bank of New York Mellon

Summary of currencies:

JPY – Japanese Yen

USD – US Dollar

See accompanying notes, which are an integral part of the financial statements.

Statements of assets and liabilities
Macquarie Institutional Portfolios

October 31, 2022 (Unaudited)

	Macquarie Emerging Markets Portfolio	Macquarie Labor Select International Equity Portfolio
Assets:
Investments, at value*	$47,988,875	$57,100,223
Cash	131	—
Foreign currencies, at value∆	16	29,487
Dividends and interest receivable	55,825	531,433
Receivable for securities sold	35,844	71,176
Foreign tax reclaims receivable	10,255	1,079,124
Prepaid expenses	2,027	3,915
Unrealized appreciation on foreign currency exchange contracts	1	—
Other assets	453	1,142
Total Assets	48,093,427	58,816,500
Liabilities:
Capital gains tax payable	59,611	—
Other accrued expenses	56,240	97,038
Investment management fees payable to affiliates	37,026	32,842
Administration expenses payable to affiliates	5,544	8,329
Payable for securities purchased	—	88,560
Payable for fund shares redeemed	—	8,123
Unrealized depreciation on foreign currency exchange contracts	—	38
Total Liabilities	158,421	234,930
Total Net Assets	$47,935,006	$58,581,570

Net Assets Consist of:
Paid-in capital	$104,729,015	$129,536,560
Total distributable earnings (loss)	(56,794,009)	(70,954,990)
Total Net Assets	$47,935,006	$58,581,570
Net Asset Value	$6.40	$11.03

Portfolio Class:
Net assets	$47,935,006	$58,581,570
Shares of beneficial interest outstanding, unlimited authorization, no par	7,486,946	5,312,436
Net asset value per share	$6.40	$11.03

*	Investments, at cost	$61,283,229	$65,067,486
∆	Foreign currencies, at cost	16	29,734

See accompanying notes, which are an integral part of the financial statements.

Statements of operations
Macquarie Institutional Portfolios

Year ended October 31, 2022

	Macquarie Emerging Markets Portfolio	Macquarie Labor Select International Equity Portfolio
Investment Income:
Dividends	$1,930,957	$4,908,022
Foreign tax withheld	(212,263)	(407,350)
	1,718,694	4,500,672

Expenses:
Management fees	598,932	1,083,324
Accounting and administration expenses	48,277	64,007
Audit and tax fees	40,476	36,683
Custodian fees	36,134	57,237
Dividend disbursing and transfer agent fees and expenses	21,174	35,022
Reports and statements to shareholders expenses	11,490	17,324
Legal fees	11,378	32,236
Registration fees	5,712	4,952
Trustees’ fees and expenses	2,338	6,500
Other	19,308	17,146
	795,219	1,354,431
Less expenses waived	(44,279)	(31,830)
Less expenses paid indirectly	(1)	(2)
Total operating expenses	750,939	1,322,599
Net Investment Income (Loss)	967,755	3,178,073

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments[1]	172,558	(9,720,018)
Foreign currencies	(8,673)	(230,577)
Foreign currency exchange contracts	(945)	78,490
Net realized gain (loss)	162,940	(9,872,105)

Net change in unrealized appreciation (depreciation) on:
Investments[2]	(20,251,196)	(26,645,781)
Foreign currencies	(213)	(186,196)
Foreign currency exchange contracts	1	(38)
Net change in unrealized appreciation (depreciation)	(20,251,408)	(26,832,015)
Net Realized and Unrealized Gain (Loss)	(20,088,468)	(36,704,120)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(19,120,713)	$(33,526,047)

[1]	Includes $27,784 capital gains taxes paid for Macquarie Emerging Markets Portfolio.
[2]	Includes increase of $59,611 capital gains tax accrued for Macquarie Emerging Markets Portfolio.

See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets
Macquarie Institutional Portfolios

	Macquarie Emerging Markets Portfolio		Macquarie Labor Select International Equity Portfolio
	Year ended		Year ended
	10/31/22	10/31/21	10/31/22	10/31/21
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$967,755	$625,653	$3,178,073	$5,742,678
Net realized gain (loss)	162,940	9,391,106	(9,872,105)	7,568,008
Net change in unrealized appreciation (depreciation)	(20,251,408)	(1,353,631)	(26,832,015)	52,876,360
Net increase (decrease) in net assets resulting from operations	(19,120,713)	8,663,128	(33,526,047)	66,187,046

Dividends and Distributions to Shareholders from:
Distributable earnings	(1,577,828)	(814,896)	(5,711,286)	(7,466,559)
Total distributions to shareholders	(1,577,828)	(814,896)	(5,711,286)	(7,466,559)

Capital Share Transactions:
Proceeds from shares sold	—	—	5,644,421	5,046,912
Net asset value of shares issued upon reinvestment of dividends and distributions	1,533,667	790,477	5,711,286	7,466,558
	1,533,667	790,477	11,355,707	12,513,470
Cost of shares redeemed	(2,225,351)	(13,477)	(87,608,815)	(82,442,449)
Redemption reimbursement fees	3,006	38	—	—
	(2,222,345)	(13,439)	(87,608,815)	(82,442,449)
Increase (decrease) in net assets derived from capital share transactions	(688,678)	777,038	(76,253,108)	(69,928,979)
Net Increase (Decrease) in Net Assets	(21,387,219)	8,625,270	(115,490,441)	(11,208,492)

Net Assets:
Beginning of year	69,322,225	60,696,955	174,072,011	185,280,503
End of year	$47,935,006	$69,322,225	$58,581,570	$174,072,011

See accompanying notes, which are an integral part of the financial statements.

Financial highlights
Macquarie Institutional Portfolios — Macquarie Emerging Markets Portfolio

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

	Year ended
	10/31/22		10/31/21	10/31/20		10/31/19		10/31/18
Net asset value, beginning of period	$9.17		$8.12	$8.11		$7.56		$8.76
Income (loss) from investment operations
Net investment income[1]	0.13		0.08	0.12		0.17		0.20
Net realized and unrealized gain (loss)	(2.69)		1.08	0.05		0.54		(1.08)
Total from investment operations	(2.56)		1.16	0.17		0.71		(0.88)
Less dividends and distributions from:
Net investment income	(0.21)		(0.11)	(0.17)		(0.16)		(0.34)
Total dividends and distributions	(0.21)		(0.11)	(0.17)		(0.16)		(0.34)
Reimbursement fees
Purchase reimbursement fees [1,2]	—		—	—	[3]	—	[3]	— [3]
Redemption reimbursement fees [1,2]	—	[3]	— [3]	0.01		—	[3]	0.02
Total reimbursement fees	—		—	0.01		—		0.02
Net asset value, end of period	$6.40		$9.17	$8.12		$8.11		$7.56
Total return[4]	(28.52%	)[5]	14.29%	2.16%	[5]	9.62%		(10.28% )
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$47,935		$69,322	$60,697		$79,864		$79,463
Ratio of expenses to average net assets[6]	1.25%		1.25%	1.26%		1.30%		1.26%
Ratio of expenses to average net assets prior to fees waived[6]	1.33%		1.25%	1.28%		1.30%		1.26%
Ratio of net investment income to average net assets	1.62%		0.86%	1.48%		2.19%		2.31%
Ratio of net investment income to average net assets prior to fees waived	1.54%		0.86%	1.46%		2.19%		2.31%
Portfolio turnover	26%		42%	43%		33%		40%

[1]	Calculated using average shares outstanding.
[2]	Effective February 28, 2018, the Portfolio charges a 0.40% purchase reimbursement fee and a 0.45% redemption reimbursement fee, which are retained by the Portfolio. Previously, the Portfolio charged a 0.55% purchase reimbursement fee and a 0.55% redemption reimbursement fee.
[3]	Amount is less than $0.005 per share.
[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not reflect the purchase reimbursement fee and redemption reimbursement fee.
[5]	Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[6]	Expense ratios do not include expenses of any investment companies in which the Portfolio invests.

See accompanying notes, which are an integral part of the financial statements.

Financial highlights
Macquarie Institutional Portfolios — Macquarie Labor Select International Equity Portfolio

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

	Year ended
	10/31/22		10/31/21	10/31/20	10/31/19	10/31/18
Net asset value, beginning of period	$14.76		$11.09	$14.39	$13.74	$15.21

Income (loss) from investment operations
Net investment income[1]	0.30		0.40	0.27	0.47	0.44
Net realized and unrealized gain (loss)	(3.55)		3.72	(2.84)	0.60	(1.47)
Total from investment operations	(3.25)		4.12	(2.57)	1.07	(1.03)

Less dividends and distributions from:
Net investment income	(0.48)		(0.45)	(0.51)	(0.42)	(0.44)
Net realized gain	—		—	(0.22)	—	—
Total dividends and distributions	(0.48)		(0.45)	(0.73)	(0.42)	(0.44)

Net asset value, end of period	$11.03		$14.76	$11.09	$14.39	$13.74

Total return[2]	(22.71%	)[3]	37.68%	(19.01% )	8.23%	(7.02% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$58,582		$174,072	$185,281	$454,028	$405,923
Ratio of expenses to average net assets[4]	0.92%		0.91%	0.86%	0.86%	0.87%
Ratio of expenses to average net assets prior to fees waived[4]	0.94%		0.91%	0.86%	0.86%	0.87%
Ratio of net investment income to average net assets	2.21%		2.84%	2.18%	3.44%	2.96%
Ratio of net investment income to average net assets prior to fees waived	2.19%		2.84%	2.18%	3.44%	2.96%
Portfolio turnover	21%		15%	14%	16%	20%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[4]	Expense ratios do not include expenses of any investment companies in which the Portfolio invests.

See accompanying notes, which are an integral part of the financial statements.

Notes to financial statements
October 31, 2022

Macquarie Institutional Portfolios (registered as Delaware Pooled® Trust (Trust)) is organized as a Delaware statutory trust and offers three separate Portfolios. These financial statements and the related notes pertain to Macquarie Emerging Markets Portfolio and Macquarie Labor Select International Equity Portfolio (each, a Portfolio, and collectively, the Portfolios). Delaware Global Listed Real Assets Fund is included in a separate report. The Trust is an open-end investment company. Each Portfolio in this report is considered diversified under the Investment Company Act of 1940, as amended. Each Portfolio offers one class of shares.

1. Significant Accounting Policies

Each Portfolio follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies. The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Portfolios.

Security Valuation — Equity securities, except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security does not trade, the mean between the bid and the ask prices will be used, which approximates fair value. Equity securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. Open-end investment companies are valued at their published net asset value (NAV). Foreign currency exchange contracts and foreign cross currency exchange contracts are valued at the mean between the bid and the ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Portfolio’s valuation designee, Delaware Management Company (DMC). Subject to the oversight of the Portfolio’s Board of Trustees (Board), DMC, as valuation designee, has adopted policies and procedures to fair value securities with that are not readily available consistent with the requirements of Rule 2a-5 under the 1940 Act. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. Restricted securities and private placements are valued at fair value.

Federal and Foreign Income Taxes — No provision for federal income taxes has been made as each Portfolio intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Portfolios evaluates tax positions taken or expected to be taken in the course of preparing each Portfolio’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed each Portfolio’s tax positions taken or expected to be taken on the Portfolios’ federal income tax returns through the year ended October 31, 2022, and for all open tax years (years ended October 31, 2019–October 31, 2021), and has concluded that no provision for federal income tax is required in any Portfolio’s financial statements. In regard to foreign taxes only, each Portfolio has open tax years in certain foreign countries in which it invests that may date back to the inception of each Portfolio. If applicable, each Portfolio recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in “Other” on the “Statements of operations.” During the year ended October 31, 2022, the Portfolios did not incur any interest or tax penalties.

Foreign Currency Transactions — Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with each Portfolio’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into US dollars at the exchange rate of such currencies against the US dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. Each Portfolio generally bifurcates that portion of realized gains and losses on investments in debt securities which is due to changes in foreign exchange rates from that which is due to changes in market prices of debt securities. That portion of gains (losses), attributable to changes in foreign exchange rates, is included on the “Statements of operations” under “Net realized gain (loss) on foreign currencies.” For foreign equity securities, the realized gains and losses are included on the “Statements of operations” under “Net realized gain (loss) on investments.” Each Portfolio reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Derivative Financial Instruments - The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/ or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks.

Notes to financial statements

1. Significant Accounting Policies (continued)

Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. Pursuant to Rule 18f-4 under the 1940 Act, among other things, the Fund must either use derivative financial instruments with embedded leverage in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

Segregation and Collateralizations - In certain cases, based on requirements and agreements with certain exchanges and third-party broker-dealers, the Fund may deliver collateral in connection with certain investments (e.g., futures contracts, foreign currency exchange contracts, options written, securities with extended settlement periods, and swaps). Certain countries require that cash reserves be held while investing in companies incorporated in that country. These cash reserves and cash collateral that has been pledged/received to cover obligations of the Fund under derivative contracts, if any, will be reported separately on the “Statement of assets and liabilities” as cash collateral due to/from broker. Securities collateral pledged for the same purpose, if any, is noted on the “Schedule of investments.”

Use of Estimates — The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Reimbursement Fees — Macquarie Emerging Markets Portfolio may charge a 0.40% purchase reimbursement fee and a 0.45% redemption reimbursement fee. These fees are designed to reflect an approximation of the brokerage and other transaction costs associated with the investment of an investor’s purchase amount or the disposition of assets to meet redemptions, and to limit the extent to which the Portfolio (and, indirectly, the Portfolio’s existing shareholders) would have to bear such costs. These fees are accounted for as an addition to paid-in capital for the Portfolio in the “Statements of changes in net assets.”

Other — Expenses directly attributable to a Portfolio are charged directly to that Portfolio. Other expenses common to various funds within Delaware Funds by Macquarie® (Delaware Funds) are generally allocated among such fund on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Income and capital gain distributions from any Underlying Funds in which the Fund invests are recorded on the ex-dividend date. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. Premiums on callable debt securities are amortized to interest income to the earliest call date using the effective interest method. Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income. Distributions received from investments in real estate investment trusts are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer, which are estimated. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that a Portfolio is aware of such dividends, net of all tax withholdings, a portion of which may be reclaimable. Withholding taxes and reclaims on foreign dividends and interest have been recorded in accordance with each Portfolio’s understanding of the applicable country’s tax rules and rates. Each Portfolio may pay foreign capital gains taxes on certain foreign securities held, which are reported as components of realized losses for financial reporting purposes, whereas such components are treated as ordinary loss for federal income tax purposes. The Portfolios will accrue such taxes as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which they invest.

Each Portfolio declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, annually. Each Portfolio may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

Each Portfolio receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1, the expenses paid under this arrangement are included on the “Statements of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expenses offset included under “Less expenses paid indirectly.”

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of the respective investment management agreements, each Portfolio pays DMC, a series of Macquarie Investment Management Business Trust and the investment manager of the Portfolios, an annual fee, which is calculated daily and paid monthly based on the average daily net assets of each Portfolio.

DMC has contractually agreed to waive all or a portion, if any, of its management fees and/or pay/reimburse expenses for each Portfolio (excluding any distribution and service (12b-1) fees, acquired fund fees and expenses, taxes, interest, short sale, dividend and interest expenses, brokerage fees, certain insurance costs, and non-routine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations), in order to prevent total annual portfolio operating expenses from exceeding specified percentages of average daily net assets of each Portfolio, from February 25, 2022 through February 28, 2023. These expense waivers and reimbursements apply only to expenses paid directly by the Portfolios and may be terminated only by agreement of DMC and the Portfolios. The waivers and reimbursements are accrued daily and received monthly.

The management fee rates in effect for the year ended October 31, 2022, and the operating expense limitation rates in effect from February 25, 2022 through October 31, 2022, are as follows:

		Contractual
		operating expense
		limitation as
	Management fee	a percentage
	as a percentage of	of average
Portfolio	average daily net assets (per annum)	daily net assets (per annum)
Macquarie Emerging Markets Portfolio	1.00%	1.25%
Macquarie Labor Select International Equity Portfolio	0.75%	0.92%

From November 1, 2021 through February 24, 2022, the operating expense limitations were as follows:

Contractual
operating expense
limitation as
a percentage
of average
Fund	daily net assets (per annum)
Macquarie Emerging Markets Portfolio	1.26%
Macquarie Labor Select International Equity Portfolio	N/A

Mondrian Investment Partners Limited (Mondrian) furnishes investment sub-advisory services to Macquarie Emerging Markets Portfolio and Macquarie Labor Select International Equity Portfolio. For these services, DMC, not the Portfolios, pays Mondrian a portion of its investment management fee.

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administrative oversight services to each Portfolio. For these services, DIFSC’s fees are calculated daily and paid monthly, based on the aggregate daily net assets of all funds within the Delaware Funds at the following annual rates: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; 0.0025% of the next $45 billion; and 0.0015% of aggregate average daily net assets in excess of $90 billion (Total Fee). Each fund in the Delaware Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each fund then pays its portion of the remainder of the Total Fee on a relative NAV basis. These amounts are included on the “Statements of operations” under “Accounting and administration expenses.”

Notes to financial statements

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

For the year ended October 31, 2022, each Portfolio paid for these services as follows:

Portfolio	Fees
Macquarie Emerging Markets Portfolio	$7,586
Macquarie Labor Select International Equity Portfolio	10,748

DIFSC is also the transfer agent and dividend disbursing agent of each Portfolio. For these services, DIFSC’s fees are calculated daily and paid monthly, at the annual rate of 0.0075% of each Portfolio’s average daily net assets. These amounts are included on the “Statements of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended October 31, 2022, each Portfolio paid for these services as follows:

Portfolio	Fees
Macquarie Emerging Markets Portfolio	$4,616
Macquarie Labor Select International Equity Portfolio	11,475

Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to each Portfolio. Sub-transfer agency fees are paid by each Portfolio and are also included on the “Statements of operations” under “Dividend disbursing and transfer agent fees and expenses.” These fees that are calculated daily and paid as invoices are received on a monthly or quarterly basis.

As provided in the investment management agreement, each Portfolio bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal and regulatory reporting services to the Portfolios. These amounts are included on the “Statements of operations” under “Legal fees.” For the year ended October 31, 2022, each Portfolio paid for internal legal and regulatory reporting services provided by DMC and/or its affiliates’ employees as follows:

Portfolio	Fees
Macquarie Emerging Markets Portfolio	$9,319
Macquarie Labor Select International Equity Portfolio	14,051

Trustees’ fees include expenses accrued by each Portfolio for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trusts. These officers and Trustees are paid no compensation by the Portfolios.

In addition to the management fees and other expenses of a Portfolio, a Portfolio indirectly bears the investment management fees and other expenses of any Underlying Funds in which it invests. The amount of these fees and expenses incurred indirectly by a Portfolio will vary based upon the expense and fee levels of any Underlying Funds and the number of shares that are owned of any Underlying Funds at different times.

3. Investments

For the year ended October 31, 2022, each Portfolio made purchases and sales of investment securities other than short-term investments as follows:

	Purchases	Sales
	other than	other than
	US government	US government
Portfolio	securities	securities
Macquarie Emerging Markets Portfolio	$15,244,240	$16,597,026
Macquarie Labor Select International Equity Portfolio	29,301,698	106,522,133

The tax cost of investments and derivatives includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be the final tax cost basis adjustments, but approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At October 31, 2022, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purpose for each Portfolio were as follows:

		Aggregate	Aggregate	Net unrealized
		unrealized	unrealized	appreciation
	Cost of	appreciation	depreciation	(depreciation)
	investments	of investments	of investments	of investments
Portfolio	and derivatives	and derivatives	and derivatives	and derivatives
Macquarie Emerging Markets Portfolio	$62,205,172	$5,269,241	$(19,485,537)	$(14,216,296)
Macquarie Labor Select International Equity Portfolio	70,824,266	5,774,666	(19,498,747)	(13,724,081)

US GAAP defines fair value as the price that each Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. Each Portfolio’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized as follows:

Level 1 –	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, and exchange-traded options contracts)

Level 2 –	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, and fair valued securities)

Level 3 –	Significant unobservable inputs, including each Portfolio’s own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities and fair valued securities)

Level 3 investments are valued using significant unobservable inputs. Each Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following tables summarize the valuation of each Portfolio’s investments by fair value hierarchy levels as of October 31, 2022:

	Macquarie Emerging Markets Portfolio
	Level 1	Level 2	Total
Securities
Assets:
Common Stocks	$45,202,317	$—	$45,202,317
Preferred Stocks	1,941,127	—	1,941,127
Short-Term Investments	845,431	—	845,431
Total Value of Securities	$47,988,875	$—	$47,988,875

Notes to financial statements

3. Investments (continued)

	Macquarie Emerging Markets Portfolio
	Level 1	Level 2	Total
Derivatives[1]
Assets:
Foreign Currency Exchange Contracts	$—	$1	$1

[1]	Foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument at the year end.

	Macquarie Labor Select International Equity Portfolio
	Level 1	Level 2	Total
Securities
Assets:
Common Stocks	$57,082,264	$—	$57,082,264
Short-Term Investments	17,959	—	17,959
Total Value of Securities	$57,100,223	$—	$57,100,223

Derivatives[1]
Liabilities:
Foreign Currency Exchange Contracts	$—	$(38)	$(38)

[1]	Foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument at the year end.

During the year ended October 31, 2022, there were no transfers into or out of Level 3 investments. Each Portfolio’s policy is to recognize transfers into or out of Level 3 investments based on fair value at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when a Portfolio has a significant amount of Level 3 investments at the beginning or end of the period in relation to each Portfolio’s net assets. During the year ended October 31, 2022, there were no Level 3 investments.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended October 31, 2022 and 2021 were as follows:

	Ordinary
	income	Total
Year ended October 31, 2022:
Macquarie Emerging Markets Portfolio	$1,577,828	$1,577,828
Macquarie Labor Select International Equity Portfolio	5,711,286	5,711,286

Year ended October 31, 2021:
Macquarie Emerging Markets Portfolio	814,896	814,896
Macquarie Labor Select International Equity Portfolio	7,466,559	7,466,559

5. Components of Net Assets on a Tax Basis

As of October 31, 2022, the components of net assets on a tax basis were as follows:

			Macquarie
	Macquarie		Labor Select
	Emerging		International
	Markets		Equity
	Portfolio		Portfolio
Shares of beneficial interest	$104,729,015		$129,536,560
Undistributed ordinary income	307,704		2,854,363
Capital loss carryforwards	(42,885,417	)*	(60,085,272)
Unrealized depreciation of investments, and foreign currencies	(14,216,296)		(13,724,081)
Net assets	$47,935,006		$58,581,570

*	A portion of the Portfolio capital loss carryforward is subject to limitation under the Internal Revenue Code and related regulations.

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, mark-to-market on foreign currency exchange contracts, and tax treatment of passive foreign investment companies.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to the tax treatment of passive foreign investment companies and capital gain tax reclass. Results of operations and net assets were not affected by these reclassifications. For the year ended October 31, 2022, the Portfolio’s had no reclassifications.

At October 31, 2022, capital loss carryforwards available to offset future realized capital gains are as follows:

	Loss carryforward character
	Short-term	Long-term	Total
Macquarie
Emerging
Markets
Portfolio	$555,364	$42,330,053	$42,885,417
Macquarie
Labor Select
International
Equity
Portfolio	2,388,614	57,696,658	60,085,272

6. Capital Shares

Transactions in capital shares were as follows:

		Shares issued
		upon reinvestment	Shares sold		Net
	Shares	of dividends	and issued	Shares	increase
	sold	and distributions	total	redeemed	(decrease)
Year ended October 31, 2022:
Macquarie Emerging Markets Portfolio	—	177,920	177,920	(253,114)	(75,194)
Macquarie Labor Select International Equity Portfolio	403,352	410,294	813,646	(7,291,988)	(6,478,342)
Year ended October 31, 2021:
Macquarie Emerging Markets Portfolio	—	87,442	87,442	(1,409)	86,033
Macquarie Labor Select International Equity Portfolio	352,321	573,909	926,230	(5,836,860)	(4,910,630)

7. Line of Credit

Each Portfolio, along with certain other funds in the Delaware Funds (Participants), was a participant in a $355,000,000 revolving line of credit (Agreement) intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the Agreement, the Participants were charged an annual commitment fee of 0.15%, which was allocated across the Participants

Notes to financial statements

7. Line of Credit (continued)

based on a weighted average of the respective net assets of each Participant. The Participants were permitted to borrow up to a maximum of one-third of their net assets under the Agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the Agreement expired on October 31, 2022.

On October 31, 2022, each Portfolio, along with the other Participants, entered into an amendment to the agreement for a $355,000,000 revolving line of credit to be used as described above. It operates substantially the same manner as the Original Agreement. Under the amendment to the agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The line of credit available under the agreement expires on October 30, 2023.

The Portfolios had no amounts outstanding as of October 31, 2022, or at any time during the year then ended.

8. Derivatives

US GAAP requires disclosures that enable investors to understand: (1) how and why an entity uses derivatives; (2) how they are accounted for; and (3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts — Each Portfolio may enter into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. Each Portfolio may enter into these contracts to fix the US dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. Each Portfolio may also enter into these contracts to hedge the US dollar value of securities it already owns that are denominated in foreign currencies. In addition, each Portfolio may enter into these contracts to facilitate or expedite the settlement of portfolio transactions. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts and foreign cross currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts and foreign cross currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, each Portfolio could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. Each Portfolio’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between each Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover each Portfolio’s exposure to the counterparty.

Macquarie Emerging Markets Portfolio and Macquarie Labor Select International Equity Portfolio entered into foreign currency exchange contracts and foreign cross currency exchange contracts to facilitate or expedite the settlement of portfolio transactions.

At October 31, 2022, Macquarie Emerging Markets Portfolio and Macquarie Labor Select International Equity Portfolio had foreign currency risk, which is disclosed on the “Statements of assets and liabilities” and/or “Statements of operations.”

The table below summarizes the average daily balance of derivative holdings by each Portfolio during the year ended October 31, 2022:

	Long Derivative Volume
	Macquarie Emerging Markets Portfolio	Macquarie Labor Select International Equity Portfolio
Foreign currency exchange contracts (average notional value)	$6,594	$25,412

	Short Derivative Volume
	Macquarie Emerging Markets Portfolio	Macquarie Labor Select International Equity Portfolio
Foreign currency exchange contracts (average notional value)	$19,420	$169,820

9. Securities Lending

Each Portfolio, along with other funds in the Delaware Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day, may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned security is determined by the security lending agent.

Cash collateral received by each Portfolio of the Trust is generally invested in a series of individual separate accounts, each corresponding to a Portfolio. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; certain money market funds; and asset-backed securities. The Portfolio can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to each Portfolio or, at the discretion of the lending agent, replace the loaned securities. Each Portfolio continues to record dividends or interest, as applicable, on the securities loaned and are subject to changes in value of the securities loaned that may occur during the term of the loan. Each Portfolio has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, each Portfolio receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among each Portfolio, the security lending agent, and the borrower. Each Portfolio records security lending income net of allocations to the security lending agent and the borrower.

Each Portfolio may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of the Portfolio’s cash collateral account may be less than the amount the Portfolio would be required to return to the borrowers of the securities and the Portfolio would be required to make up for this shortfall.

During the year ended October 31, 2022, the Portfolios had no securities out on loan.

Notes to financial statements

10. Credit and Market Risk

An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been detected globally. This coronavirus has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

Beginning in late February 2022, global financial markets have experienced and may continue to experience significant volatility related to military action by Russia in Ukraine. As a result of this military action, the US and many other countries have imposed sanctions on Russia and certain Russian individuals, banks and corporations. The ongoing hostilities and resulting sanctions are expected to have a severe adverse effect on the region’s economies and more globally, including significant negative impact on markets for certain securities and commodities, such as oil and natural gas. Any cessation of trading on the Russian securities markets will impact the value and liquidity of certain portfolio holdings. The extent and duration of military action, sanctions, and resulting market disruptions are impossible to predict, but could be substantial and prolonged and impact the Portfolio’s performance.

Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Portfolios invest will cause the NAV of the Funds to fluctuate.

Some countries in which Macquarie Emerging Markets and Macquarie Labor Select International Equity Portfolios invest require governmental approval for the repatriation of investment income, capital, or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

Macquarie Emerging Markets Portfolio invests a significant portion of its assets in the greater China region, which consists of Hong Kong, the People’s Republic of China, and Taiwan, among other countries. As a result, each Portfolio’s investments in the region are particularly susceptible to risks in that region. Adverse events in any one country within the region may impact the other countries in the region or Asia as a whole. As a result, adverse events in the region will generally have a greater effect on the Portfolio than if the Portfolio were more geographically diversified, which could result in greater volatility in the Portfolio’s net asset value and losses. Markets in the greater China region as well as in India and Republic of Korea, can experience significant volatility due to social, economic, regulatory, and political uncertainties.

The securities exchanges of certain foreign markets are substantially smaller, less liquid, and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by each Portfolio may be inhibited. In addition, a significant portion of the aggregate market value of securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by each Portfolio.

Each Portfolio may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair each Portfolio from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Portfolios’ Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of each Portfolio’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Portfolios’ 15% limit on investments in illiquid securities. Rule 144A securities have been identified on the “Schedules of investments.”

11. Contractual Obligations

Each Portfolio enters into contracts in the normal course of business that contain a variety of indemnifications. Each Portfolio’s maximum exposure under these arrangements is unknown. However, each Portfolio has not had prior claims or losses pursuant to these contracts. Management has reviewed each Portfolio’s existing contracts and expects the risk of loss to be remote.

12. Recent Accounting Pronouncements

In March 2020, FASB issued an Accounting Standards Update (ASU), ASU 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. In March 2021, the administrator for LIBOR announced the extension of the publication of a majority of the USD LIBOR settings to June 30, 2023. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating ASU 2020-04, but does not believe there will be a material impact.

13. Subsequent Events

On August 18, 2022, the Board unanimously voted and approved a proposal to liquidate and dissolve Macquarie Labor Select International Equity Portfolio. The liquidation and dissolution took effect following the close of business on December 8, 2022.

Management has determined that no other material events or transactions occurred subsequent to October 31, 2022, that would require recognition or disclosure in each Portfolio’s financial statements.

Report of independent
registered public accounting firm

To the Board of Trustees of Delaware Pooled® Trust and Shareholders of Macquarie Emerging Markets Portfolio and Macquarie Labor Select International Equity Portfolio

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Macquarie Emerging Markets Portfolio and Macquarie Labor Select International Equity Portfolio (two of the series constituting Delaware Pooled® Trust, hereafter collectively referred to as the “Funds”) as of October 31, 2022, the related statements of operations for the year ended October 31, 2022, the statements of changes in net assets for each of the two years in the period ended October 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of October 31, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2022 and each of the financial highlights for each of the five years in the period ended October 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022 by correspondence with the custodian, transfer agents and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 21, 2022

We have served as the auditor of one or more investment companies in Delaware Funds by Macquarie® since 2010.

Other Portfolio information
(Unaudited)

Macquarie Institutional Portfolios

Liquidity Risk Management Program

The Securities and Exchange Commission (the “SEC”) has adopted Rule 22e-4 under the Investment Company Act of 1940 (the “Liquidity Rule”), which requires all open-end funds (other than money market funds) to adopt and implement a program reasonably designed to assess and manage the fund’s “liquidity risk,” defined as the risk that the fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund.

The Portfolios have adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Board has designated a member of the US Operational Risk Group of Macquarie Asset Management as the Program Administrator for each Portfolio in the Trust.

As required by the Liquidity Rule, the Program includes policies and procedures that provide for: (1) assessment, management, and review (no less frequently than annually) of each Portfolio’s liquidity risk; (2) classification of each of each Portfolio’s portfolio holdings into one of four liquidity categories (Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid); (3) funds that do not primarily hold assets that are Highly Liquid, establishing and maintaining a minimum percentage of each of the Portfolio’s net assets in Highly Liquid investments (called a “Highly Liquid Investment Minimum” or “HLIM”); and (4) prohibiting each Portfolio’s acquisition of Illiquid investments if, immediately after the acquisition, each Portfolio would hold more than 15% of its net assets in Illiquid assets. The Program also requires reporting to the SEC (on a non-public basis) and to the Board if each Portfolio’s holdings of Illiquid assets exceed 15% of each Portfolio’s net assets. Portfolios with HLIMs must have procedures for addressing HLIM shortfalls, including reporting to the Board and, with respect to HLIM shortfalls lasting more than seven consecutive calendar days, reporting to the SEC (on a non-public basis).

In assessing and managing each Portfolio’s liquidity risk, the Program Administrator considers, as relevant, a variety of factors, including: (1) each Portfolio’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Portfolios during both normal and reasonably foreseeable stressed conditions; and (3) each Portfolio’s holdings of cash and cash equivalents and any borrowing arrangements. Classification of each Portfolio’s portfolio holdings in the four liquidity categories is based on the number of days it is reasonably expected to take to convert the investment to cash (for Highly Liquid and Moderately Liquid holdings) or to sell or dispose of the investment (for Less Liquid and Illiquid investments), in current market conditions without significantly changing the investment’s market value. Each Portfolio primarily holds assets that are classified as Highly Liquid, and therefore is not required to establish an HLIM.

At a meeting of the Board held on May 17-19, 2022, the Program Administrator provided the required written annual report to the Board addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from April 1, 2021 through March 31, 2022. The report concluded that the Program is appropriately designed and effectively implemented and that it meets the requirements of Rule 22e-4 and each Portfolio’s liquidity needs. Each Portfolio’s HLIM is set at an appropriate level and the Portfolios complied with their HLIM at all times during the reporting period.

Other Portfolio information
(Unaudited)

Macquarie Institutional Portfolios

Tax information

The information set forth below is for each Portfolio’s fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

All disclosures are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For any and all items requiring reporting, it is the intention of each Portfolio to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the fiscal year ended October 31, 2022, each Portfolio reports distributions paid during the year as follows:

	(A) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)
Macquarie Emerging Markets Portfolio	100.00%	100.00%
Macquarie Labor Select International Equity Portfolio	100.00%	100.00%

(A)	is based on a percentage of the Portfolio’s total distributions.

For the fiscal year ended October 31, 2022, certain dividends paid by the Portfolio may be subject to a maximum tax rate of 20%. The Portfolio intend to report the following percentages to be taxed at a maximum rate of 20%. Complete information will be computed and reported in conjunction with your 2022 Form 1099-DIV, as applicable.

Percentage
Macquarie Emerging Markets Portfolio	68.11%
Macquarie Labor Select International Equity Portfolio	75.13%

Macquarie Emerging Markets Portfolio, and Macquarie Labor Select International Equity Portfolio intend to pass through foreign tax credits in the maximum amount of $134,327, and $309,042, respectively. The gross foreign source income earned during the fiscal year 2022 was $1,922,990, and $4,903,244, respectively. Complete information will be computed and reported in conjunction with your 2022 Form 1099-DIV.

Board Consideration of Investment Management Agreement and Sub-Advisory Agreements at a Meeting Held on August 9-11, 2022

At a meeting held on August 9-11, 2022 (the “Annual Contract Renewal Meeting”), the Board of Trustees (the “Board”), including a majority of Trustees each of whom is not an “interested person” as defined under the Investment Company Act of 1940 (the “Independent Trustees”), approved the renewal of the Macquarie Emerging Markets Portfolio and Macquarie Labor Select International Equity Portfolio (each a “Fund” and together, the “Funds”) Investment Management Agreement with Delaware Management Company (“DMC”) and the Sub-Advisory Agreement with Mondrian Investment Partners Ltd. (“Mondrian”).

Prior to the Meeting, including at a Board meeting held in May 2022, the Trustees conferred extensively among themselves and with representatives of DMC about these matters. Also, the Board was assisted by the applicable Investment Committee, with each Investment Committee assisting the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Investment Management Agreement and the Sub-Advisory Agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, DMC was guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2022. In considering and approving the Investment Management Agreement and the Sub-Advisory Agreement, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with DMC about various topics. In this regard, the Board reviewed reports of DMC at each of its quarterly meetings, which included information about, among other things, Fund performance, investment strategies, and expenses. In addition, the Investment Committees confer with portfolio managers at various times throughout the year. In considering information relating to the approval of the Funds’ Investment Management Agreement and the Sub-Advisory Agreement, the Independent Trustees also received information from an independent fund consultant, JDL Consultants, LLC (“JDL”).

The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Investment Management Agreement and the Sub-Advisory Agreement for a one-year term. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approval.

Nature, extent, and quality of services. The Board received and considered various information regarding the nature, extent, and quality of the advisory services provided to the Funds by DMC under its Investment Management Agreement. The Board’s review included consideration of DMC’s investment process and oversight and research and analysis capabilities, and its ability to attract and retain qualified investment professionals. The Board considered information regarding DMC’s programs for risk management, including investment, operational, liquidity, valuation, and compliance risks. The Board received information with respect to the cybersecurity program and business continuity plans of DMC and its affiliates. The Board also considered non-advisory services that DMC and its affiliates provide to the Delaware Funds, including third party oversight, transfer agent, internal audit, valuation, portfolio trading, and legal and compliance. The Board took into account the benefits to shareholders of investing in a Fund that is part of a family of funds managed by an affiliate of Macquarie Group Ltd. (“Macquarie”), the parent company of DMC, and the resources available to DMC as part of Macquarie’s global asset management business.

The Board received and considered various information with respect to the services provided by Mondrian under the Sub-Advisory Agreement and the credentials and experience of the officers and employees of Mondrian who provide these services, including each Fund’s portfolio managers. The Board considered the division of responsibilities between DMC and Mondrian and the oversight provided by DMC. The Board considered the expertise of Mondrian with respect to certain asset classes and/or investment styles. The Board took into account that the Sub-Advisory Agreement may benefit the Funds and their shareholders by permitting DMC to use the resources and talents of Mondrian in managing the Funds.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Funds by DMC and Mondrian.

Investment performance. The Board received and considered information with respect to the investment performance of the Funds, including performance reports and discussions with portfolio managers at meetings of the Board’s Investment Committees throughout the year as well as reports provided by Broadridge Financial Solutions, an independent investment company data provider (“Broadridge”), furnished for the Annual Contract Renewal Meeting. The Broadridge reports prepared for each Fund showed its investment performance in comparison to a group of similar funds (the “Performance Universe”). The Board received a description of the methodology used by Broadridge to select the funds in the Performance Universe. Comparative annualized performance for each Fund was shown for the past 1-, 3-, 5-, and 10-year periods and since inception, as applicable, ended December 31, 2021.

Macquarie Emerging Markets Portfolio – The Performance Universe for the Fund consisted of the Fund and all retail and institutional emerging markets funds, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1-year period was in the third quartile and for the 3-, 5- and 10-year periods was in the fourth quartile of its Performance Universe. The Broadridge report comparison showed that the Fund’s total return for the 1-, 3-, 5-, and 10-year periods was below the median of its Performance Universe. The Board also noted that the Fund underperformed its benchmark index for the 1-, 3-, 5-, and 10-year periods. The Board noted the explanations from DMC and Mondrian concerning the reasons for the Fund’s relative underperformance versus the Performance Universe and its benchmark for the various periods.

Macquarie Labor Select International Equity Portfolio – The Performance Universe for the Fund consisted of the Fund and all retail and institutional international large-cap value funds, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1-year period was in the third quartile and for the 3-, 5-, and 10-year periods was in the fourth quartile of its Performance Universe. The Broadridge report comparison showed that the Fund’s total return for the 1-, 3-, 5-, and 10-year periods was below the median of its Performance Universe. The Board also noted that the Fund outperformed its benchmark index for

Other Portfolio information
(Unaudited)

Macquarie Institutional Portfolios

Board Consideration of Investment Management Agreement and Sub-Advisory Agreements at a Meeting Held on August 9-11, 2022 (continued)

the 1-year period and underperformed its benchmark index for the 3-, 5-, and 10-year periods. The Board noted the explanations from DMC and Mondrian concerning the reasons for the Fund’s relative underperformance versus the Performance Universe and its benchmark for the various periods.

Comparative expenses. The Board received and considered expense data for the Funds. Management provided the Board with information on pricing levels and fee structures for each Fund as of its most recently completed fiscal year. The Board also considered on the comparative analysis of contractual management fees and actual total expense ratios of each Fund versus contractual management fees and actual total expense ratios of a group of similar funds as selected by Broadridge (the “Expense Group”). In reviewing comparative costs, each Fund’s contractual management fee and the actual management fee incurred by each Fund were compared with the contractual management fees (assuming all funds were similar in size to each Fund) and actual management fees, taking into account any applicable breakpoints and fee waivers, with a Fund’s expense universe, which is comprised of the Fund, its Expense Group and all other similar institutional funds, excluding outliers (the “Expense Universe”). Each Fund’s total expenses were also compared with those of its Expense Universe. The Broadridge total expenses, for comparative consistency, were shown by Broadridge for Institutional Class shares and comparative total expenses including 12b-1 and non-12b-1 service fees.

Macquarie Emerging Markets Portfolio – The expense comparisons for the Fund showed that its actual management fee was above the median of its Expense Universe and its actual total expenses were above its Expense Group average.

Macquarie Labor Select International Equity Portfolio – The expense comparisons for the Fund showed that its actual management fee was above the median of its Expense Universe and its actual total expenses were below its Expense Group average.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by DMC to other types of clients with investment strategies similar to those of the Funds. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing registered investment companies compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients, unregistered funds and separately managed accounts.

The Board noted that DMC, and not the Funds, pays the sub-advisory fees to Mondrian and, accordingly, that the retention of Mondrian does not increase the fees and expenses incurred by the Funds.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to DMC under the Investment Management Agreement and to Mondrian under its Sub-Advisory Agreement was reasonable.

Economies of scale. The Board received and considered information about the potential for DMC to realize economies of scale in the provision of management services to the Fund, the difficulties of calculating economies of scale at an individual Fund level, and the extent to which potential scale benefits are shared with shareholders, including the extent to which any economies of scale are reflected in the level of management fees charged. DMC discussed its advisory fee pricing and structure for the Delaware Funds complex. The Board noted that each Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as DMC’s investment in its business, including investments in business infrastructure, technology and cybersecurity.

Management profitability. The Board received and considered the Investment Management Profitability Analysis that addressed the overall profitability of DMC’s business in providing management and other services to each Fund and the Delaware Funds as a whole, including the methodology used by DMC in allocating costs for the purpose of determining profitability. The Board also reviewed a report prepared by JDL regarding DMC’s profitability as compared to certain peer fund complexes and the Independent Trustees discussed DMC’s profitability in such context with representatives from JDL. Based on its review, the Board determined that DMC’s profitability was not excessive in light of the nature, extent and quality of the services provided to each Fund.

Ancillary benefits. The Board received and considered information regarding the extent to which DMC and its affiliates might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as investment manager to the Delaware Funds; the benefits from allocation of fund brokerage to improve trading efficiencies; and the fees

36

that various affiliates received for serving as transfer agent and for overseeing fund accounting and financial administration services to the Delaware Funds. The Board received information from DMC regarding its view of the performance of its affiliates in providing transfer agent and fund accounting and financial administration oversight services and the organizational structure employed to provide these services pursuant to their contracts with the Funds.

Based on its consideration of the factors and information it deemed relevant, including the costs of providing investment management and other services to the Funds and the ongoing commitment of DMC and its affiliates to the Funds, the Board did not find that any ancillary benefits received by DMC and its affiliates were unreasonable.

Conclusion. Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board, including all of the Independent Trustees, approved the continuation of DMC’s Investment Management Agreement and of Mondrian’s Sub-Advisory Agreement for an additional one-year period.

Form N-PORT and proxy voting information

Each Portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-PORT. Each Portfolio’s Forms N-PORT, as well as a description of the policies and procedures that the Portfolios use to determine how to vote proxies (if any) relating to portfolio securities or Forms N-PORT, are available without charge (i) upon request, by calling 800 231-8002; (ii) on the Portfolios’ website at macquarieim.com/mipliterature; and (iii) on the SEC’s website at sec.gov.

Information (if any) regarding how each Portfolio voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Portfolios’ website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

Portfolio manager bios

Macquarie Emerging Markets Portfolio

Ginny Chong, CFA

Senior Portfolio Manager – Mondrian Investment Partners Ltd.

Prior to joining Mondrian in 2000, Ginny Chong worked for PricewaterhouseCoopers in Vancouver, within the Corporate Finance and Investment Banking Division where she qualified as a Canadian Chartered Accountant. Ms. Chong has a degree in Commerce from the University of British Columbia, Vancouver. Ms. Chong is presently a senior portfolio manager within the Emerging Markets Team. Ms. Chong is a CFA Charterholder and is a member of the CFA Institute and the CFA Society of the UK.

Gregory Halton, CFA

Senior Portfolio Manager – Mondrian Investment Partners Ltd.

Gregory Halton graduated from the University of Oxford in 2000 with a MEng (Hons) in Engineering Science. He began his investment career in the global equity division of Deutsche Asset Management before joining Mondrian in 2004. He is presently a senior portfolio manager within the Emerging Markets Team. Mr. Halton is a CFA Charterholder and is a member of the CFA Institute and the CFA Society of the UK.

Andrew Miller

Chief Investment Officer, Emerging Market Equities – Mondrian Investment Partners Ltd.

Andrew Miller has a BA (Hons) degree in History from the University of Birmingham. Prior to joining Mondrian in 2000, he worked in the Investment Management department of PricewaterhouseCoopers, where he was responsible for the analysis and audit of various investment vehicles. Whilst at Mondrian, Mr. Miller has specialized in Emerging Markets and he is now the Chief Investment Officer for this product. Mr. Miller holds the ASIP designation and is a member of the CFA Institute and the CFA Society of the UK.

37

Other Portfolio information
(Unaudited)

Macquarie Institutional Portfolios

Portfolio manager bios (continued)

Macquarie Labor Select International Equity Portfolio

Nigel A. Bliss

Senior Portfolio Manager – Mondrian Investment Partners Ltd.

Nigel A. Bliss is a graduate of the University of Manchester, holds the ASIP designation and is a member of the CFA Institute and the CFA Society of the UK. He commenced his career at Cazenove & Co. in 1993 and moved to join Mondrian in 1995. Mr. Bliss is a senior portfolio manager in the Non-US Equity Team and a member of Mondrian’s Non-US Equity Strategy Committee. He has had significant experience analyzing securities in the Pacific Basin region and in the global materials, utilities, property and industrials sectors. In recent years Mr. Bliss has taken responsibility for leading coverage of securities listed in the Hong Kong and Scandinavian markets whilst still maintaining his sector specialization.

Elizabeth A. Desmond, CFA

Deputy Chief Executive Officer and Chief Investment Officer – International Equities – Mondrian Investment Partners Ltd.

Elizabeth A. Desmond holds a BA from Wellesley College and an MA in East Asian Studies from Stanford University. After working for the Japanese government for two years, she began her investment career as a Pacific Basin investment manager with Shearson Lehman Global Asset Management. In 1991 Ms. Desmond joined Mondrian Investment Partners’ predecessor organization as a founding member after previously working as a Pacific Basin equity analyst and senior portfolio manager at Hill Samuel Investment Advisers Ltd. She is a Director and leads the International Equity investment team; in addition she chairs the International Equity Strategy Committee. Ms. Desmond is a CFA Charterholder, and a member of the CFA Institute and the CFA Society of the UK. She sits on the CFA UK’s Advisory Council.

Zsolt Mester, CFA

Portfolio Manager – Mondrian Investment Partners Ltd.

Zsolt Mester holds a BSc (First Class) and an MSc (with Distinction) in Financial Economics from the University of London and an MPhil in Economics from the University of Oxford. After graduation, Mr. Mester worked for three years as an equity research analyst. He joined Mondrian in 2014 in the International Equities team. Mr. Mester is a CFA Charterholder and a member of the CFA Institute and the CFA Society of the UK.

38

Board of trustees / directors and officers addendum

Delaware Funds by Macquarie®

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Name, Address, and Birth Date	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Interested Trustee

Shawn K. Lytle[2]	President,	President and	127	Macquarie Asset	None
100 Independence	Chief Executive Officer,	Chief Executive Officer		Management[3]
610 Market Street	and Trustee	since August 2015		(2015–Present)
Philadelphia, PA				-Global Head of
19106-2354		Trustee since		Macquarie Asset
February 1970		September 2015		Management Public
Investments
(2019–Present)
-Head of Americas of
Macquarie Group
(2017–Present)
-Deputy Global Head of
Macquarie Asset
Management
(2017–2019)
-Head of Macquarie
Asset Management
Americas (2015–2017)
Independent Trustees

Jerome D. Abernathy	Trustee	Since January 2019	127	Stonebrook Capital	None
100 Independence				Management, LLC
610 Market Street				(financial
Philadelphia, PA				technology: macro
19106-2354				factors and databases)
July 1959				-Managing Member
(1993-Present)

Thomas L. Bennett	Chair and Trustee	Trustee since March	127	Private Investor	None
100 Independence		2005		(2004–Present)
610 Market Street		Chair since March 2015
Philadelphia, PA
19106-2354
October 1947

Ann D. Borowiec	Trustee	Since March 2015	127	J.P. Morgan Chase &	Banco Santander
100 Independence				Co. (1987-2013)	International
610 Market Street				-Chief Executive Officer,	(2016–2019)
Philadelphia, PA				Private Wealth	Santander Bank, N.A.
19106-2354				Management (2011–	(2016-2019)
November 1958				2013)

Joseph W. Chow	Trustee	Since January 2013	127	Private Investor	None
100 Independence				(2011–Present)
610 Market Street
Philadelphia, PA
19106-2354
January 1953

39

Board of trustees / directors and officers addendum

Delaware Funds by Macquarie®

Name, Address, and Birth Date	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

H. Jeffrey Dobbs	Trustee	Since April 2019[4]	127	KPMG LLP	TechAccel LLC
100 Independence				(2002-2015)	(2015–Present)
610 Market Street				-Global Sector	PatientsVoices, Inc.
Philadelphia, PA				Chairman,	(2018–Present)
19106-2354				Industrial Manufacturing	Valparaiso University
May 1955				(2010-2015)	Board
(2012-Present)
Ivy Funds Complex (2019-
2021)

John A. Fry	Trustee	Since January 2001	127	Drexel University	Federal Reserve
100 Independence				-President	Bank of Philadelphia
610 Market Street				(2010–Present)	(2020–Present)
Philadelphia, PA					FS Credit Real Estate
19106-2354					Income Trust, Inc.
May 1960					(2018–Present)
vTv Therapeutics Inc.
(2017–Present)
Community Health
Systems
(2004–Present)
Drexel Morgan & Co.
(2015–2019)

Joseph Harroz, Jr.	Trustee	Since November 1998[4]	127	University of Oklahoma	OU Medicine, Inc.
100 Independence				-President	(2020–Present)
610 Market Street				(2020–Present)	Big 12 Athletic Conference
Philadelphia, PA				-Interim President	(2019-Present)
19106-2354				(2019–2020)	Valliance Bank
January 1967				-Vice President and	(2007–Present)
				Dean, College of Law	Ivy Funds Complex
				(2010–2019)	(1998-2021)
Brookhaven
Investments LLC
(commercial
enterprises)
-Managing Member
(2019–Present)
St. Clair, LLC
(commercial
enterprises)
-Managing Member
(2019–Present)

40

Name, Address, and Birth Date	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

Sandra A.J. Lawrence	Trustee	Since April 2019[4]	127	Children’s Mercy	Brixmor Property
100 Independence				Hospitals and Clinics	Group Inc. (2021-Present)
610 Market Street				(2005–2019)	Sera Prognostics Inc.
Philadelphia, PA				-Chief Administrative	(biotechnology)
19106-2354				Officer	(2021-Present)
September 1957				(2016–2019)	Recology (resource
recovery) (2021-Present)
Evergy, Inc., Kansas City
Power & Light Company,
KCP&L Greater Missouri
Operations Company,
Westar Energy, Inc. and
Kansas Gas and Electric
Company (related utility
companies)
(2018-Present)
National Association of
Corporate Directors
(2017-Present)
Ivy Funds Complex
(2019-2021)
American Shared Hospital
Services (medical device)
(2017-2021)
Westar Energy (utility)
(2004-2018)

Frances A.	Trustee	Since September 2011	127	Banco Itaú International	Florida Chapter of
Sevilla-Sacasa				-Chief Executive Officer	National Association of
100 Independence				(2012–2016)	Corporate Directors
610 Market Street					(2021-Present)
Philadelphia, PA					Callon Petroleum
19106-2354					Company (2019-Present)
January 1956					Camden Property Trust
(2011-Present)
New Senior Investment
Group Inc. (2021)
Carrizo Oil & Gas, Inc.
(2018-2019)

Thomas K. Whitford	Trustee	Since January 2013	127	PNC Financial Services	HSBC USA Inc.
100 Independence				Group (1983–2013)	(2014–2022)
610 Market Street				-Vice Chairman (2009-	HSBC North America
Philadelphia, PA				2013)	Holdings Inc.
19106-2354					(2013–2022)
March 1956					HSBC Finance
Corporation
(2013–2018)

Christianna Wood	Trustee	Since January 2019	127	Gore Creek	The Merger Fund
100 Independence				Capital, Ltd.	(2013–2021),
610 Market Street				-Chief Executive Officer	The Merger Fund VL
Philadelphia, PA				and President (2009–	(2013–2021),
19106-2354				Present)	WCM Alternatives: Event-
August 1959					Driven Fund (2013–2021),
and WCM
Alternatives: Credit Event
Fund (2017–2021)
Grange Insurance
(2013–Present)
H&R Block Corporation
(2008–Present)

41

Board of trustees / directors and officers addendum

Delaware Funds by Macquarie®

Name, Address, and Birth Date	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

Janet L. Yeomans	Trustee	Since April 1999	127	3M Company	Okabena Company
100 Independence				(1995-2012)	(2009–2017)
610 Market Street				-Vice President and
Philadelphia, PA				Treasurer (2006–2012)
19106-2354
July 1948

Officers

David F. Connor	Senior Vice President,	Senior Vice President,	127	David F. Connor has	None[5]
100 Independence	General Counsel, and	since May 2013; General		served in various
610 Market Street	Secretary	Counsel since May		capacities at different
Philadelphia, PA		2015; Secretary since		times at Macquarie
19106-2354		October 2005		Asset Management.
December 1963

Daniel V. Geatens	Senior Vice President	Senior Vice President	127	Daniel V. Geatens has	None[5]
100 Independence	and Treasurer	and Treasurer since		served in various
610 Market Street		October 2007		capacities at different
Philadelphia, PA				times at Macquarie
19106-2354				Asset Management.
October 1972

Richard Salus	Senior Vice President	Senior Vice President	127	Richard Salus has	None
100 Independence	and Chief Financial	and Chief Financial		served in various
610 Market Street	Officer	Officer since November		capacities at different
Philadelphia, PA		2006		times at Macquarie
19106-2354				Asset Management.
October 1963

[1]	“Length of Time Served” refers to the time since the Trustee or officer began serving one or more of the Trusts in the Delaware Funds complex.
[2]	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Funds’ investment advisor.
[3]	Macquarie Asset Management is the marketing name for certain companies comprising the asset management division of Macquarie Group, including the Funds’ investment advisor, principal underwriter, and transfer agent.
[4]	Includes time served on the Board of Ivy Funds prior to the date when Ivy Funds joined the Delaware Funds complex.
[5]	David F. Connor serves as Senior Vice President and Secretary, and Daniel V. Geatens serves as Senior Vice President, Treasurer, and Chief Financial Officer, for the six portfolios of the Optimum Fund Trust, which have the same investment manager, principal underwriter, and transfer agent as the Funds. Mr. Geatens also serves as the Chief Financial Officer and Treasurer for Macquarie Global Infrastructure Total Return Fund Inc., which has the same investment manager as the Funds.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 231-8002.

42

Annual report

Multi-asset mutual fund

Delaware Global Listed Real Assets Fund

October 31, 2022

Carefully consider the Fund’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Fund’s prospectus and its summary prospectus, which may be obtained by visiting delawarefunds.com/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

You can obtain shareholder reports and prospectuses online instead of in the mail.
Visit delawarefunds.com/edelivery.

Experience Delaware Funds by Macquarie®

Macquarie Asset Management (MAM) is a global asset manager that aims to deliver positive impact for everyone. MAM Public Investments traces its roots to 1929 and partners with institutional and individual clients to deliver specialist active investment capabilities across global equities, fixed income, and multi-asset solutions using a conviction-based, long-term approach to investing. In the US, retail investors recognize our Delaware Funds by Macquarie family of funds as one of the oldest mutual fund families.

If you are interested in learning more about creating an investment plan, contact your financial advisor.

You can learn more about Delaware Funds or obtain a prospectus for Delaware Global Listed Real Assets Fund at delawarefunds.com/literature.

Manage your account online

●	Check your account balance and transactions
●	View statements and tax forms
●	Make purchases and redemptions

Visit delawarefunds.com/account-access.

Macquarie Asset Management (MAM) is the asset management division of Macquarie Group. MAM is a full-service asset manager offering a diverse range of products across public and private markets including fixed income, equities, multi-asset solutions, private credit, infrastructure, renewables, natural assets, real estate, and asset finance. The Public Investments business is a part of MAM and includes the following investment advisers: Macquarie Investment Management Business Trust (MIMBT), Macquarie Funds Management Hong Kong Limited, Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Global Limited, Macquarie Investment Management Europe Limited, and Macquarie Investment Management Europe S.A.

The Fund is distributed by Delaware Distributors, L.P. (DDLP), an affiliate of MIMBT and Macquarie Group Limited.

Other than Macquarie Bank Limited ABN 46 008 583 542 (“Macquarie Bank”), any Macquarie Group entity noted in this document is not an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these other Macquarie Group entities do not represent deposits or other liabilities of Macquarie Bank. Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these other Macquarie Group entities. In addition, if this document relates to an investment, (a) the investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group entity guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

The Fund is governed by US laws and regulations.

This annual report is for the information of Delaware Global Listed Real Assets Fund shareholders, but it may be used with prospective investors when preceded or accompanied by the Delaware Fund fact sheet for the most recently completed calendar quarter. These documents are available at delawarefunds.com/literature.

Unless otherwise noted, views expressed herein are current as of October 31, 2022, and subject to change for events occurring after such date.

The Fund is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.

Advisory services provided by Delaware Management Company, a series of MIMBT, a US registered investment advisor.

All third-party marks cited are the property of their respective owners.

© 2022 Macquarie Management Holdings, Inc.

Portfolio management review
Delaware Global Listed Real Assets Fund	October 31, 2022 (Unaudited)

Performance preview (for the year ended October 31, 2022)
Delaware Global Listed Real Assets Fund (Institutional Class shares)	1-year return	-6.03%
Delaware Global Listed Real Assets Fund (Class A shares)	1-year return	-6.23%
Bloomberg Global Inflation-Linked Total Return Index Value Hedged USD (primary benchmark)	1-year return	-16.32%
Global Listed Real Assets Blended Benchmark* (secondary benchmark)	1-year return	-11.41%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Global Listed Real Assets Fund, please see the table on page 5. Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.

The performance of Class A shares excludes the applicable sales charge. The performance of both Institutional Class shares and Class A shares reflects the reinvestment of all distributions.

Please see page 9 for a description of the indices. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

*	The Global Listed Real Assets Blended Benchmark is computed using a combination of 20% S&P Global Natural Resources Index NR; 20% FTSE EPRA Nareit Developed Index NR; 20% S&P Global Infrastructure Index NR; and 40% Bloomberg Global Inflation-Linked Total Return Index Value Hedged USD.

Investment objective

The Fund seeks total return, which is targeted to be in excess of inflation, through growth of capital and current income.

Market review

At the start of the Fund’s fiscal year equity markets continued to advance and some US stock indices reached new highs. Globally, inflation also increased to long-term highs. Central banks responded by tightening monetary policy. The US Federal Reserve sharply stepped on the brakes, scaling back its bond purchases and hinting at several interest rate hikes in 2022. Bond yields were relatively stable in the fourth quarter of 2021 despite continuous increases in short-term US yields. The US dollar appreciated against major currencies. Oil prices also rose, while gas markets eased somewhat at the end of the year, following dramatic increases in Europe.

In January 2022, persistently high inflation led to frequent and serious discussions at the Fed about implementing interest rate hikes. Investors reacted by selling bonds, which pushed yields higher and equity prices lower. Financial markets also reacted negatively as Russia built up its troops along the Ukraine border. Russia’s invasion of Ukraine in February 2022 prompted unprecedented sanctions – including a freeze on Russian central bank reserves, an oil embargo, and a trading ban on Russian financial stocks. Equities sold off globally while commodity prices soared. Government bonds were briefly in demand as a short-term safe haven but quickly resumed their downward trend.

Tighter central bank monetary policy characterized the rest of the fiscal year, with the Fed leading the way. From March through September, the Fed raised the federal funds rate five times, including three 0.75% increases at the June, July, and September meetings of the Federal Open Market Committee. As a result, the target short-term interest rate rose from a range of 0% to 0.25% in January to 3.0% to 3.25% by the end of the

1

Portfolio management review
Delaware Global Listed Real Assets Fund

fiscal year. This rise in rates was the Fed’s aggressive attempt to bring inflation under control.

Other central banks, including the Bank of England and the European Central Bank, also took repeated steps to tighten monetary policy in their jurisdictions. Meanwhile, equities and bonds posted historically poor performance throughout the 12 months of the Fund’s fiscal year in the face of brutal headwinds and unrelenting negative news. This included soaring inflation, consequent aggressive monetary tightening, ongoing supply chain problems, China’s zero-COVID-19 policy-related lockdowns, the Russia-Ukraine war, and soaring energy prices. The higher prices and disruptions of the supply of oil and gas hit Europe hardest as Russia cut off gas to several European Union (EU) countries. In turn, the Group of Seven (G7) and later the EU implemented an oil embargo against Russia.

Among major central banks, only the Bank of Japan maintained ultra-loose monetary policy as it attempted to keep Japanese yields stable by buying bonds. However, that led to a weakening of the Japanese yen, which fell to a 20-year low.

Markets rallied briefly in July 2022, when a near-term turnaround in inflation seemed possible. Despite investors’ concerns about economic growth slowing, stocks appreciated along with other asset classes, including corporate, high-yield, convertible, and emerging market bonds. A key reason for this appreciation was the decline in yields on US and eurozone government bonds, leading to significant price gains. However, the tide turned again in mid-August and the bear market returned for most asset classes as hope for a slowdown of inflation was dashed. Central banks reaffirmed their intentions to continue aggressively tightening monetary policy. Recession fears mounted and the energy crisis worsened as Russia announced it was shutting down a gas pipeline for maintenance. German bond yields rose sharply, and the euro fell below parity with the US dollar for the first time in 20 years.

The picture worsened even further in September 2022, with heavy losses across virtually all asset classes. Energy prices continued to fall while the European inflation rate reached double digits and central banks planned further interest rate hikes. As the measurement period ended, the market showed its friendlier side. Although inflation remained high and central banks continued to raise interest rates, increasing data indicating an economic slowdown gave rise to hopes of a turnaround in monetary policy, despite a grim landscape.

Source: Bloomberg.

Within the Fund

For the fiscal year ended October 31, 2022, Delaware Global Listed Real Assets Fund declined, although it outperformed its primary benchmark, the Bloomberg Global Inflation-Linked Total Return Index Value Hedged USD, and its secondary benchmark, a blended benchmark consisting of 20% S&P Global Natural Resources Index (net return), 20% S&P Global Infrastructure Index (net return), 20% FTSE EPRA Nareit Developed Index (net return), and 40% Bloomberg Global Inflation-Linked Total Return Index Hedged USD. The Fund’s Institutional Class shares declined 6.03%. The Fund’s Class A shares declined 6.23% at net asset value and 11.60% at maximum offer price (both figures reflect all distributions reinvested). For the same period, the primary benchmark fell 16.32% and the secondary benchmark fell 11.41%. For complete, annualized performance of

2

Delaware Global Listed Real Assets Fund, please see the table on page 5.

The Fund’s outperformance for the fiscal year mainly stemmed from allocations to natural resources and infrastructure. Natural resources equities strongly outperformed global equities for the 12-month measurement period while real estate generally underperformed. Real estate was the biggest detractor from performance within equities.

The Fund’s underweight positioning in fixed income during the fiscal year also contributed to its outperformance. Within fixed income, the underweight position in inflation-linked bonds benefited the Fund’s performance.

The Fund seeks to invest in a wide range of countries and asset classes within real assets.

Within the broader allocation between equities and fixed income, the Fund is slightly underweight equities and fixed income as we have allocated toward the tactical sleeve via cash.

We periodically examine the contribution of derivatives to the Fund’s performance. We believe the Fund’s use of futures, options, and foreign exchange (FX) currency positions had a limited material effect during the fiscal year. Overall, derivatives were immaterial to the Fund’s performance during the fiscal year.

At the end of the Fund’s fiscal year, we continued to seek to invest in a wide range of asset classes while actively managing risk. With these two principles in mind, the Fund seeks to deliver returns that are derived from tactical asset allocation decisions as well as from active management of individual asset classes and investment styles. We manage the Fund based on the assumption that investors should keep a global perspective when evaluating potential investment opportunities, and, as a result, we continue to include investment possibilities around the globe within the Fund. Further, we believe that an investment in listed real assets offers exposure to asset class sectors that may not be available through traditional equity and fixed income exposure.

We believe economic growth will likely slow down, core inflation will stay elevated, and central banks will remain restrictive, with terminal rates potentially shifting even higher. While central bank policy might be more important for overall financial market returns than a recession itself, the depth of a recession still matters for those asset classes that haven’t fully discounted the risks.

As always, in our view, there is a large probability of markets overshooting capital markets overall – in the central bank context, for example, first on the “early pivot,” now potentially on the “hike until something breaks” theme – opening potential windows of opportunity for investors. Despite the negative macroeconomic outlook, such an overshooting after September’s price movements could be a step closer.

Markets seem to be slowly getting the hawkish central bank message, despite lingering “early pivot hope.” Nevertheless, we believe the market continues to underestimate risks of structurally higher inflation. While many inflationary components have likely peaked, in our view, inflation remains broad based, driven by more than commodity prices. Initially, a series of consecutive, loosely related “one-offs,” such as lumber, semiconductor chips, used cars, oil, and so on, ignited an upward trend in underlying goods inflation. Now there appear to be significant risks of elevated services inflation, including a wage-price spiral. Marked paradigm shifts appear evident in some of the structural drivers of long-term inflation, and in our view, other exogenous

3

Portfolio management review
Delaware Global Listed Real Assets Fund

shocks are still possible – for example, perpetual COVID-19 lockdowns in China, industrial production halts in Europe this coming winter, and infrastructure rebuilding in Ukraine once the war is over. We think central banks might have to continue to fight to combat scarcity at the disadvantage of the financial markets.

4

Performance summary
Delaware Global Listed Real Assets Fund	October 31, 2022 (Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through October 31, 2022
	1 year	5 year	10 year	Lifetime
Class A (Est. December 6, 1995)
Excluding sales charge	-6.23%	+6.24%	+6.95%	—
Including sales charge	-11.60%	+4.99%	+6.32%	—
Class C (Est. November 11, 1997)
Excluding sales charge	-6.95%	+5.44%	+6.16%	—
Including sales charge	-7.83%	+5.44%	+6.16%	—
Class R (Est. June 2, 2003)
Excluding sales charge	-6.49%	+5.97%	+6.68%	—
Including sales charge	-6.49%	+5.97%	+6.68%	—
Institutional Class (Est. November 11, 1997)
Excluding sales charge	-6.03%	+6.50%	+7.22%	—
Including sales charge	-6.03%	+6.50%	+7.22%	—
Class R6 (Est. August 31, 2016)
Excluding sales charge	-5.95%	+6.61%	—	+4.35%
Including sales charge	-5.95%	+6.61%	—	+4.35%
Bloomberg Global Inflation-Linked Total Return Index Value Hedged USD	-16.32%	+1.04%	+2.27%	—
Global Listed Real Assets Blended Benchmark	-11.41%	+2.76%	+3.79%	—

[1]	Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table.

Expenses for each class are listed in the “Fund expense ratios” table on page 8. Performance would have been lower had expense limitations not been in effect.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service (12b-1) fee.

Class A shares are sold with a maximum front-end sales charge of 5.75%, and have an

5

Performance summary
Delaware Global Listed Real Assets Fund

annual 12b-1 fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge (CDSC) of 1.00% if redeemed during the first 12 months. They are also subject to an annual 12b-1 fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that CDSCs did not apply or that the investment was not redeemed.

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual 12b-1 fee of 0.50% of average daily net assets.

Class R6 shares are available only to certain investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees to any brokers, dealers, or other financial intermediaries. Class R6 shares pay no 12b-1 fee.

Prior to the close of business on August 19, 2019, the Fund invested primarily in securities principally engaged in the real estate industry. Since the close of business on August 19, 2019, the Fund has been repositioned to invest primarily in listed real assets securities (Repositioning). The historical returns prior to that time do not reflect the Repositioning.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt. This includes prepayment risk, the risk that the principal of a bond that is held by a portfolio will be prepaid prior to maturity, at the time when interest rates are lower than what the bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.

Investment strategies that hold securities issued by companies principally engaged in the infrastructure industry have greater exposure to the potential adverse economic, regulatory, political, and other changes affecting such entities.

International investments entail risks including fluctuation in currency values, differences in accounting principles, or economic or political instability. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility, lower trading volume, and higher risk of market closures. In many emerging markets, there is substantially less publicly available information and the available information may be incomplete or misleading. Legal claims are generally more difficult to pursue.

If and when the Fund invests in forward foreign currency contracts or uses other investments to hedge against currency risks, the Fund will be subject to special risks, including counterparty risk.

The Fund may invest in derivatives, which may involve additional expenses and are subject to risk, including the risk that an underlying security or securities index moves in the opposite direction from what the portfolio manager anticipated. A derivatives transaction depends upon the counterparties’ ability to fulfill their contractual obligations.

High yielding, non-investment-grade bonds (junk bonds) involve higher risk than investment grade bonds. The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other

6

reasons. In addition, a less liquid secondary market makes it more difficult to obtain precise valuations of the high yield securities.

Investments in small and/or medium-sized companies typically exhibit greater risk and higher volatility than larger, more established companies.

Exposure to the commodities markets may subject the investments to greater volatility than investments in traditional securities.

Investments related to gold and other precious metals are considered speculative and are affected by a variety of worldwide economic, financial, and political factors.

Infrastructure companies are subject to risks including increased costs associated with capital construction programs and environmental regulations, surplus capacity, increased competition, availability of fuel at reasonable prices, energy conservation policies, difficulty in raising capital, and increased susceptibility to terrorist acts or political actions. Because the Fund invests significantly in natural resources securities, there is the risk that the Fund will perform poorly during a downturn in the natural resource sector.

Leveraging risk is the risk that certain fund transactions may give rise to leverage, causing a fund to be more volatile than if it had not been leveraged.

Liquidity risk is the possibility that securities cannot be readily sold within seven days at approximately the price at which a fund has valued them.

The risk that the value of a fund’s shares will be affected by factors particular to Real Assets Securities and related industries or sectors (such as government regulation) and may fluctuate more widely than that of a fund that invests in a broad range of industries.

Investing in the real estate industry includes risks such as declines in real estate value, lack of availability of mortgage funds, overbuilding, extended vacancies, increases in property taxes, changes in zoning laws, costs from cleanup of environmental problems, uninsured damages, variations in rents, and changes in interest rates.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective and the value of the Fund’s investments.

[2]	The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. The expense ratios on page 8 may differ from the expense ratios in the “Financial highlights” since they are based on different time periods and the expense ratios in the prospectus include acquired fund fees and expenses, if any. See Note 2 in “Notes to financial statements” for additional details. Please see the “Financial highlights” section in this report for the most recent expense ratios.

7

Performance summary
Delaware Global Listed Real Assets Fund

Fund expense ratios	Class A	Class C	Class R	Institutional Class	Class R6
Total annual operating expenses (without fee waivers)	1.39%	2.14%	1.64%	1.14%	1.04%
Net expenses (including fee waivers, if any)	1.31%	2.06%	1.56%	1.06%	0.96%
Type of waiver	Contractual	Contractual	Contractual	Contractual	Contractual

Performance of a $10,000 investment1

For the period October 31, 2012 through October 31, 2022

	Starting value	Ending value
Delaware Global Listed Real Assets Fund — Institutional Class shares	$10,000	$20,076
Delaware Global Listed Real Assets Fund — Class A shares	$9,425	$18,464
Global Listed Real Assets Blended Benchmark	$10,000	$14,505
Bloomberg Global Inflation-Linked Total Return Index Value Hedged USD	$10,000	$12,520

[1]	The “Performance of a $10,000 investment” graph assumes $10,000 invested in Institutional Class and Class A shares of the Fund on October 31, 2012, and includes the effect of a 5.75% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 8. Please note additional details on pages 5 through 9.

The graph also assumes $10,000 invested in the Bloomberg Global Inflation-Linked Total

8

Return Index Value Hedged USD and the Global Listed Real Assets Blended Benchmark as of October 31, 2012.

The Bloomberg Global Inflation Linked Total Return Index Hedged USD measures the performance of investment-grade, government inflation-linked debt from 12 different developed market countries. Investability is a key criterion for inclusion of markets in this index, and it is designed to include only those markets in which a global government inflation-linked debt fund is likely and able to invest. The index is hedged to the US dollar against foreign exchange risk by selling each foreign currency forward at the 1-month forward weight.

The Global Listed Real Assets Blended Benchmark is computed using a combination of 20% S&P Global Natural Resources Index (net return), 20% S&P Global Infrastructure Index (net return), 20% FTSE EPRA Nareit Developed Index (net return), and 40% Bloomberg Global Inflation-Linked Total Return Index Hedged USD.

The S&P Global Natural Resources Index includes 90 of the largest publicly traded companies in natural resources and commodities businesses that meet specific investability requirements, offering investors diversified and investable equity exposure across three primary commodity-related sectors: agribusiness, energy, and metals and mining. The “net total return” index reinvests regular cash dividends after the deduction of applicable withholding taxes.

The S&P Global Infrastructure Index is composed of 75 of the largest publicly listed companies in the global infrastructure industry. The index has balanced weights across three distinct infrastructure clusters: energy, transportation, and utilities. The “net total return” index reinvests regular cash dividends after the deduction of applicable withholding taxes.

The FTSE EPRA Nareit Developed Index tracks the performance of listed real estate companies and real estate investment trusts (REITs) worldwide, based in US dollars. The NR “net return” index reflects withholding taxes on foreign dividends, but no deduction for fees, expenses, or other taxes.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	DPREX	246248868
Class C	DPRCX	246248793
Class R	DPRRX	246248561
Institutional Class	DPRSX	246248777
Class R6	DPRDX	246248454

9

Disclosure of Fund expenses
For the six-month period from May 1, 2022 to October 31, 2022 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from May 1, 2022 to October 31, 2022.

Actual expenses

The first section of the table shown, “Actual Fund return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Fund’s expenses shown in the table reflect fee waivers in effect and assume reinvestment of all dividends and distributions.

10

Delaware Global Listed Real Assets Fund
Expense analysis of an investment of $1,000

	Beginning Account Value 5/1/22	Ending Account Value 10/31/22	Annualized Expense Ratio	Expenses Paid During Period 5/1/22 to 10/31/22*
Actual Fund return†
Class A	$1,000.00	$910.60	1.28%	$6.16
Class C	1,000.00	907.20	2.05%	9.85
Class R	1,000.00	909.80	1.53%	7.37
Institutional Class	1,000.00	912.20	1.05%	5.06
Class R6	1,000.00	912.50	0.96%	4.63
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,018.75	1.28%	$6.51
Class C	1,000.00	1,014.87	2.05%	10.41
Class R	1,000.00	1,017.49	1.53%	7.78
Institutional Class	1,000.00	1,019.91	1.05%	5.35
Class R6	1,000.00	1,020.37	0.96%	4.89

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
†	Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

In addition to the Fund’s expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of any investment companies (Underlying Funds) in which it invests. The table above does not reflect the expenses of any Underlying Funds.

11

Security type / sector allocations and top 10 equity holdings
Delaware Global Listed Real Assets Fund	As of October 31, 2022 (Unaudited)

Sector designations may be different from the sector designations presented in other Fund materials.

Security type / sector	Percentage of net assets
Corporate Bonds	11.46%
Basic Industry	1.31%
Capital Goods	0.59%
Communications	2.76%
Consumer Cyclical	1.50%
Consumer Non-Cyclical	1.28%
Electric	1.08%
Energy	2.13%
Real Estate Investment Trusts	0.24%
Transportation	0.57%
Non-Agency Commercial Mortgage-Backed Securities	1.70%
Loan Agreements	2.47%
Sovereign Bonds	12.70%
US Treasury Obligations	11.33%
Closed-Ended Trust	0.72%
Common Stocks	56.26%
Communication Services	1.60%
Consumer Discretionary	1.25%
Consumer Staples	1.51%
Energy	11.31%
Financials	0.28%
Industrials	8.71%
Materials	6.09%
Real Estate Operating Companies/Developer	2.18%
REIT Diversified	1.73%
REIT Healthcare	0.89%
REIT Hotel	0.11%
REIT Industrial	2.79%
REIT Information Technology	0.57%
REIT Mall	0.56%
REIT Manufactured Housing	0.49%
REIT Multifamily	2.89%
REIT Office	1.33%
REIT Retail	0.33%
REIT Self-Storage	1.76%
REIT Shopping Center	0.78%
REIT Single Tenant	0.47%
REIT Specialty	0.95%
Utilities	7.68%

12

Security type / sector	Percentage of net assets
Short-Term Investments	2.22%
Total Value of Securities	98.86%
Receivables and Other Assets Net of Liabilities	1.14%
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 equity holdings	Percentage of net assets
Prologis	1.63%
ALEATICA	1.54%
Chesapeake Energy	1.37%
Archaea Energy	1.25%
EQT	1.09%
Valero Energy	0.93%
Schlumberger	0.85%
Sacyr	0.85%
Denbury	0.84%
Vantage Towers	0.82%

13

Schedule of investments
Delaware Global Listed Real Assets Fund	October 31, 2022

	Principal amount°	Value (US $)
Corporate Bonds – 11.46%
Basic Industry – 1.31%
Chemours 144A 4.625% 11/15/29 #	394,000	$308,319
First Quantum Minerals 144A 6.875% 3/1/26 #	200,000	188,184
FMG Resources August 2006
144A 5.875% 4/15/30 #	100,000	89,951
144A 6.125% 4/15/32 #	100,000	87,939
Freeport-McMoRan 5.45% 3/15/43	235,000	193,401
Novelis
144A 3.875% 8/15/31 #	255,000	198,172
144A 4.75% 1/30/30 #	140,000	119,204
Univar Solutions USA 144A 5.125% 12/1/27 #	265,000	245,509
Vibrantz Technologies 144A 9.00% 2/15/30 #	120,000	79,346
		1,510,025
Capital Goods – 0.59%
Clean Harbors 144A 5.125% 7/15/29 #	195,000	181,073
GFL Environmental 144A 5.125% 12/15/26 #	160,000	152,550
Sealed Air
144A 4.00% 12/1/27 #	175,000	156,162
144A 5.00% 4/15/29 #	200,000	182,715
		672,500
Communications – 2.76%
CCO Holdings 144A 5.375% 6/1/29 #	340,000	304,300
CMG Media 144A 8.875% 12/15/27 #	210,000	178,537
CSC Holdings 144A 3.375% 2/15/31 #	200,000	145,397
Cumulus Media New Holdings 144A 6.75% 7/1/26 #	43,000	36,440
DISH DBS 144A 5.75% 12/1/28 #	209,000	168,898
Frontier Communications Holdings 144A 5.875% 10/15/27 #	293,000	269,928
Gray Escrow II 144A 5.375% 11/15/31 #	380,000	305,478
Lamar Media 3.75% 2/15/28	175,000	154,018
LCPR Senior Secured Financing DAC 144A 6.75% 10/15/27 #	194,000	181,142
Nexstar Media 144A 5.625% 7/15/27 #	213,000	201,567
Outfront Media Capital 144A 4.625% 3/15/30 #	245,000	203,008
Sirius XM Radio 144A 5.50% 7/1/29 #	300,000	277,133
Sprint Capital 8.75% 3/15/32	65,000	76,378
T-Mobile USA
3.375% 4/15/29	60,000	52,026
4.75% 2/1/28	105,000	99,540
Virgin Media Secured Finance 144A 5.50% 5/15/29 #	400,000	364,244

14

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Communications (continued)
Vmed O2 UK Financing I 144A 4.25% 1/31/31 #	200,000	$159,416
		3,177,450
Consumer Cyclical – 1.50%
Carnival
144A 5.75% 3/1/27 #	150,000	104,220
144A 6.00% 5/1/29 #	200,000	132,987
144A 7.625% 3/1/26 #	190,000	143,189
Hilton Domestic Operating
144A 4.00% 5/1/31 #	85,000	71,185
4.875% 1/15/30	200,000	179,766
Lennar 5.00% 6/15/27	95,000	89,051
Murphy Oil USA 144A 3.75% 2/15/31 #	321,000	267,935
Royal Caribbean Cruises 144A 5.50% 4/1/28 #	490,000	378,721
VICI Properties 144A 5.75% 2/1/27 #	216,000	204,570
Wyndham Hotels & Resorts 144A 4.375% 8/15/28 #	175,000	154,353
		1,725,977
Consumer Non-Cyclical – 1.28%
CHS 144A 5.25% 5/15/30 #	313,000	217,361
HCA
3.50% 9/1/30	10,000	8,298
5.375% 2/1/25	70,000	69,153
5.875% 2/1/29	305,000	298,021
JBS USA LUX 144A 5.50% 1/15/30 #	289,000	264,111
Pilgrim’s Pride 144A 5.875% 9/30/27 #	332,000	324,962
Tenet Healthcare
144A 4.25% 6/1/29 #	204,000	172,181
6.875% 11/15/31	135,000	114,770
		1,468,857
Electric – 1.08%
Calpine
144A 5.00% 2/1/31 #	35,000	29,654
144A 5.125% 3/15/28 #	345,000	306,636
NRG Energy 144A 3.625% 2/15/31 #	190,000	151,455
PG&E 5.25% 7/1/30	85,000	75,402
TerraForm Power Operating 144A 4.75% 1/15/30 #	308,000	277,526

15

Schedule of investments
Delaware Global Listed Real Assets Fund

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Electric (continued)
Vistra Operations
144A 5.00% 7/31/27 #	70,000	$64,697
144A 5.50% 9/1/26 #	70,000	67,370
144A 5.625% 2/15/27 #	275,000	262,573
		1,235,313
Energy – 2.13%
Callon Petroleum 144A 8.00% 8/1/28 #	85,000	84,895
CNX Resources
144A 6.00% 1/15/29 #	265,000	247,741
144A 7.25% 3/14/27 #	10,000	9,940
Crestwood Midstream Partners
144A 5.625% 5/1/27 #	82,000	77,322
144A 6.00% 2/1/29 #	209,000	195,915
DCP Midstream Operating 5.125% 5/15/29	210,000	197,117
EQM Midstream Partners 144A 4.75% 1/15/31 #	320,000	268,190
Genesis Energy 6.50% 10/1/25	265,000	254,473
Hilcorp Energy I 144A 6.00% 4/15/30 #	100,000	90,683
Marathon Oil 4.40% 7/15/27	75,000	69,928
Murphy Oil
5.875% 12/1/27	195,000	189,622
6.375% 7/15/28	105,000	102,876
NuStar Logistics
6.00% 6/1/26	90,000	87,415
6.375% 10/1/30	80,000	74,322
Occidental Petroleum
6.60% 3/15/46	55,000	54,258
6.625% 9/1/30	40,000	41,675
Southwestern Energy 7.75% 10/1/27	225,000	231,741
Targa Resources Partners 4.875% 2/1/31	195,000	172,293
		2,450,406
Real Estate Investment Trusts – 0.24%
HAT Holdings I 144A 3.75% 9/15/30 #	100,000	69,152
XHR 144A 4.875% 6/1/29 #	235,000	203,086
		272,238
Transportation – 0.57%
Air Canada 144A 3.875% 8/15/26 #	255,000	226,006
American Airlines 144A 5.75% 4/20/29 #	309,402	282,108

16

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Transportation (continued)
Delta Air Lines
144A 7.00% 5/1/25 #	82,000	$83,163
7.375% 1/15/26	67,000	68,507
		659,784
Total Corporate Bonds (cost $14,894,744)		13,172,550

Non-Agency Commercial Mortgage-Backed Securities – 1.70%
Cantor Commercial Real Estate Lending Series 2019-CF1 B 4.178% 5/15/52 ●	200,000	170,156
Citigroup Commercial Mortgage Trust Series 2019-C7 A4 3.102% 12/15/72	600,000	504,963
GS Mortgage Securities Trust Series 2017-GS6 B 3.869% 5/10/50	730,000	635,222
Morgan Stanley Capital I Trust Series 2016-BNK2 B 3.485% 11/15/49	740,000	639,755
Total Non-Agency Commercial Mortgage-Backed Securities (cost $2,376,336)		1,950,096

Loan Agreements – 2.47%
Calpine
5.76% (LIBOR01M + 2.00%) 4/5/26 ●	317,341	311,763
6.26% (LIBOR01M + 2.50%) 12/16/27 ●	81,555	80,774
Calpine Construction Finance Tranche B 5.754% (LIBOR01M + 2.00%) 1/15/25 ●	123,293	121,845
Castlelake Aviation One DAC 6.043% (LIBOR03M + 2.75%) 10/22/26 ●	222,750	219,130
Charter Communications Operating Tranche B2 5.51% (LIBOR01M + 1.75%) 2/1/27 ●	256,844	252,563
CSC Holdings 5.662% (LIBOR01M + 2.25%) 7/17/25 ●	246,522	239,434
Hamilton Projects Acquiror 8.174% (LIBOR03M + 4.50%) 6/17/27 ●	263,133	259,449
HCA Tranche B 5.504% (LIBOR01M + 1.75%) 6/30/28 ●	469,063	468,696
Lamar Media Tranche B 5.102% (LIBOR03M + 1.50%) 2/5/27 ●	169,139	164,629
Parkway Generation Tranche B 8.504% (LIBOR01M + 4.75%) 2/16/29 ●	157,105	155,534
Parkway Generation Tranche C 8.504% (LIBOR01M + 4.75%) 2/16/29 ●	22,105	21,939

17

Schedule of investments
Delaware Global Listed Real Assets Fund

	Principal amount°		Value (US $)
Loan Agreements (continued)
Pilot Travel Centers Tranche B 5.829% (SOFR01M + 2.10%) 8/4/28 ●		173,250	$169,244
Setanta Aircraft Leasing DAC 5.674% (LIBOR03M + 2.00%) 11/5/28 ●		125,000	123,516
Sinclair Television Group Tranche B-3 6.76% (LIBOR01M + 3.00%) 4/1/28 ●		98,750	91,984
Vistra Operations 5.436% (LIBOR01M + 1.75%) 12/31/25 ●		164,878	163,791
Total Loan Agreements (cost $2,883,195)			2,844,291

Sovereign Bonds – 12.70%∆
Australia – 0.27%
Australia Government Bonds
0.75% 11/21/27	AUD	256,420	184,204
2.50% 9/20/30	AUD	139,941	128,305
			312,509
Canada – 0.78%
Canadian Government Real Return Bonds
4.00% 12/1/31	CAD	574,446	518,922
4.25% 12/1/26	CAD	460,445	375,873
			894,795
France – 2.23%
French Republic Government Bond OAT
0.10% 3/1/25	EUR	573,338	582,524
0.10% 3/1/28	EUR	1,158,274	1,180,690
144A 0.10% 3/1/36 #	EUR	92,788	90,389
144A 1.80% 7/25/40 #	EUR	275,855	330,690
3.15% 7/25/32	EUR	297,798	379,924
			2,564,217
Germany – 1.21%
Deutsche Bundesrepublik Inflation Linked Bonds
0.10% 4/15/26	EUR	1,124,316	1,145,632
0.50% 4/15/30	EUR	232,478	244,834
			1,390,466
Italy – 2.43%
Italy Buoni Poliennali Del Tesoro
0.10% 5/15/23	EUR	1,788,203	1,805,908
144A 2.55% 9/15/41 #	EUR	377,314	397,390

18

	Principal amount°		Value (US $)
Sovereign Bonds∆ (continued)
Italy (continued)
Italy Buoni Poliennali Del Tesoro 144A 3.10% 9/15/26 #	EUR	537,503	$580,969
			2,784,267
Japan – 0.35%
Japanese Government CPI Linked Bond 0.10% 3/10/29	JPY	56,777,600	403,986
			403,986
Spain – 1.41%
Spain Government Inflation Linked Bonds
0.15% 11/30/23	EUR	1,399,875	1,416,666
144A 1.00% 11/30/30 #	EUR	201,515	206,529
			1,623,195
United Kingdom – 4.02%
United Kingdom Inflation-Linked Gilt
0.125% 3/22/29	GBP	536,802	625,327
0.125% 3/22/44	GBP	460,936	508,540
0.125% 3/22/46	GBP	312,003	343,264
0.125% 8/10/48	GBP	367,570	401,279
0.125% 11/22/56	GBP	203,433	231,948
0.125% 11/22/65	GBP	84,831	103,118
0.125% 3/22/68	GBP	193,544	239,824
0.125% 3/22/73	GBP	67,177	95,027
0.25% 3/22/52	GBP	179,410	206,508
0.375% 3/22/62	GBP	146,084	185,070
0.625% 3/22/40	GBP	168,995	206,058
1.125% 11/22/37	GBP	287,777	374,453
1.25% 11/22/27	GBP	139,989	173,046
1.25% 11/22/32	GBP	535,607	693,473
1.25% 11/22/55	GBP	150,868	232,026
			4,618,961
Total Sovereign Bonds (cost $19,058,436)			14,592,396

US Treasury Obligations – 11.33%
US Treasury Inflation Indexed Bonds
0.125% 2/15/51		316,930	203,148
0.25% 2/15/50		216,229	144,051
0.75% 2/15/42		457,703	376,446
1.00% 2/15/46		667,729	557,723

19

Schedule of investments
Delaware Global Listed Real Assets Fund

	Principal amount°	Value (US $)
US Treasury Obligations (continued)
US Treasury Inflation Indexed Bonds
1.00% 2/15/48	291,250	$239,772
2.125% 2/15/40	157,719	165,120
US Treasury Inflation Indexed Notes
0.125% 4/15/26	2,512,104	2,370,602
0.125% 7/15/31	983,587	867,467
0.125% 2/15/52	296,198	190,286
0.625% 1/15/26	7,478,700	7,213,885
0.625% 7/15/32	318,955	292,359
0.875% 1/15/29	423,783	403,722
Total US Treasury Obligations (cost $14,354,010)		13,024,581

	Number of shares
Closed-Ended Trust – 0.72%
Sprott Physical Uranium Trust †	64,367	830,603
Total Closed-Ended Trust (cost $727,606)		830,603

Common Stocks – 56.26%
Communication Services – 1.60%
Cellnex Telecom 144A #	27,357	894,877
Vantage Towers	33,514	943,263
		1,838,140
Consumer Discretionary – 1.25%
Archaea Energy †	60,517	1,433,410
		1,433,410
Consumer Staples – 1.51%
Archer-Daniels-Midland	6,429	623,484
Bunge	6,813	672,443
Darling Ingredients †	5,664	444,511
		1,740,438
Energy – 11.31%
Chesapeake Energy	15,353	1,570,151
Chord Energy	2,364	494,175
Denbury †	10,611	969,952
Enbridge	20,757	808,736
Enviva	4,500	269,280
EOG Resources	5,868	801,099
EQT	29,941	1,252,731

20

	Number of shares	Value (US $)
Common Stocks (continued)
Energy (continued)
Kimbell Royalty Partners	49,144	$935,702
Occidental Petroleum	8,929	648,245
Parex Resources	16,418	250,425
Schlumberger	18,866	981,598
Shell	33,028	910,551
TC Energy	17,886	785,627
Unit †	11,387	682,219
Valaris †	8,623	577,137
Valero Energy	8,500	1,067,175
		13,004,803
Financials – 0.28%
NuScale Power †	28,976	326,849
		326,849
Industrials – 8.71%
Aena 144A #, †	8,006	942,706
AIMS APAC REIT	35,600	30,932
ALEATICA †	1,077,354	1,775,652
Arcosa	14,120	906,504
Atlas Arteria	163,826	690,575
CCR	320,647	808,834
East Japan Railway	14,600	789,428
Enav 144A #	217,584	840,757
Li-Cycle Holdings †	46,287	275,871
Sacyr	399,822	980,698
Sunrun †	12,168	273,902
Transurban Group	95,064	806,310
Vinci	9,704	893,594
		10,015,763
Materials – 6.09%
Alcoa	9,565	373,322
Anglo American	17,142	512,790
BHP Group	33,544	801,612
CF Industries Holdings	7,456	792,275
ERO Copper †	51,473	586,007
Freeport-McMoRan	7,609	241,129
Hudbay Minerals	108,510	412,338
Kinross Gold	82,770	300,455
Louisiana-Pacific	5,907	334,632
Newmont	14,000	592,480

21

Schedule of investments
Delaware Global Listed Real Assets Fund

	Number of shares	Value (US $)
Common Stocks (continued)
Materials (continued)
Nutrien	10,854	$917,163
Pan American Silver	23,429	374,045
Wheaton Precious Metals	23,257	760,271
		6,998,519
Real Estate Operating Companies/Developer – 2.18%
Castellum	10,570	120,910
CK Asset Holdings	76,027	420,346
Grainger	45,876	119,426
Hang Lung Properties	22,000	27,662
Intershop Holding	36	21,894
Kojamo	13,586	176,825
Mitsubishi Estate	30,200	380,407
Mitsui Fudosan	22,000	421,595
New World Development	27,031	55,304
Nyfosa	8,342	49,828
Pandox †	2,608	31,935
Samhallsbyggnadsbolaget i Norden	37,731	51,875
Sirius Real Estate	144,860	117,118
Sun Hung Kai Properties	17,956	193,179
TAG Immobilien	5,568	34,914
Tokyo Tatemono	20,697	285,202
		2,508,420
REIT Diversified – 1.73%
Abacus Property Group	5,360	9,600
Activia Properties	28	82,948
Armada Hoffler Properties	9,222	107,805
Azrieli Group	2,159	160,143
Balanced Commercial Property Trust	55,634	53,274
CapitaLand Ascendas REIT	82,751	153,156
Capitaland Investment	92,900	197,534
Dios Fastigheter	5,308	34,878
Fastighets Balder Class B †	6,480	24,353
Ingenia Communities Group	86,325	216,454
Inmobiliaria Colonial Socimi	4,627	24,395
Mapletree Logistics Trust	213,768	229,533
NIPPON REIT Investment	90	222,133
Weyerhaeuser	15,334	474,281
		1,990,487

22

	Number of shares	Value (US $)
Common Stocks (continued)
REIT Healthcare – 0.89%
Alexandria Real Estate Equities	2,461	$357,583
Assura	154,767	99,304
CareTrust REIT	3,105	58,001
Healthpeak Properties	4,319	102,490
Impact Healthcare REIT	20,000	24,037
Sabra Health Care REIT	3,297	45,037
Universal Health Realty Income Trust	2,824	137,444
Welltower	3,170	193,497
		1,017,393
REIT Hotel – 0.11%
Apple Hospitality REIT	7,118	121,860
		121,860
REIT Industrial – 2.79%
GLP J-REIT	69	71,508
Granite Real Estate Investment Trust	4,544	232,211
Industrial & Infrastructure Fund Investment	132	139,373
Mapletree Industrial Trust	91,890	142,807
Prologis	16,914	1,873,226
Rexford Industrial Realty	6,677	369,105
Segro	22,531	202,833
Tritax Big Box REIT	105,758	170,160
		3,201,223
REIT Information Technology – 0.57%
Digital Realty Trust	1,985	198,996
Equinix	797	451,453
		650,449
REIT Mall – 0.56%
Simon Property Group	5,909	643,963
		643,963
REIT Manufactured Housing – 0.49%
Equity LifeStyle Properties	6,813	435,760
Sun Communities	984	132,692
		568,452
REIT Multifamily – 2.89%
Apartment Income REIT	6,053	232,617
AvalonBay Communities	3,156	552,679
Camden Property Trust	3,473	401,305
Canadian Apartment Properties REIT	3,644	112,849

23

Schedule of investments
Delaware Global Listed Real Assets Fund

	Number of shares	Value (US $)
Common Stocks (continued)
REIT Multifamily (continued)
Daiwa Securities Living Investments	266	$206,439
Equity Residential	6,687	421,415
Essex Property Trust	1,879	417,589
Killam Apartment Real Estate Investment Trust	12,298	142,537
Mid-America Apartment Communities	2,988	470,461
UDR	2,848	113,236
Vonovia	11,083	245,342
		3,316,469
REIT Office – 1.33%
Allied Properties Real Estate Investment Trust	7,241	140,265
Boston Properties	853	62,013
Cousins Properties	4,552	108,155
Daiwa Office Investment	23	108,585
Equity Commonwealth	3,128	81,828
Highwoods Properties	6,036	170,396
Hudson Pacific Properties	3,250	35,880
Kilroy Realty	6,386	272,938
Nomura Real Estate Holdings	10,700	242,143
Piedmont Office Realty Trust Class A	16,568	173,136
Wihlborgs Fastigheter	19,983	131,034
		1,526,373
REIT Retail – 0.33%
CapitaLand Integrated Commercial Trust	23,800	31,608
Deutsche EuroShop	1,119	23,997
Japan Metropolitan Fund Invest	95	69,959
Link REIT	43,500	257,132
		382,696
REIT Self-Storage – 1.76%
CubeSmart	4,799	200,934
Extra Space Storage	3,724	660,787
Life Storage	3,671	406,049
Public Storage	1,678	519,761
Safestore Holdings	22,362	231,700
		2,019,231
REIT Shopping Center – 0.78%
Federal Realty Investment Trust	619	61,269
First Capital Real Estate Investment Trust	13,818	160,763
Lendlease Global Commercial REIT	39,200	19,384
Regency Centers	1,952	118,115

24

	Number of shares	Value (US $)
Common Stocks (continued)
REIT Shopping Center (continued)
Retail Opportunity Investments	13,977	$202,387
Shopping Centres Australasia Property Group	117,567	204,549
SITE Centers	10,276	127,217
		893,684
REIT Single Tenant – 0.47%
Four Corners Property Trust	4,359	111,678
Orion Office REIT	3,422	32,064
Realty Income	4,059	252,754
Spirit Realty Capital	3,553	137,963
		534,459
REIT Specialty – 0.95%
Civitas Social Housing	58,694	40,117
Essential Properties Realty Trust	4,188	90,126
Innovative Industrial Properties	1,345	145,394
Invitation Homes	17,107	542,121
Waypoint REIT	159,774	279,004
		1,096,762
Utilities – 7.68%
APA Group	57,755	388,271
Enel	185,155	826,884
Hydro One 144A #	32,066	804,033
National Grid	79,806	867,990
Orsted 144A #	10,005	825,174
PPL	29,564	783,150
Severn Trent	30,324	870,432
Snam	197,880	880,388
SSE	48,282	861,554
Terna - Rete Elettrica Nazionale	126,439	838,187
United Utilities Group	81,880	882,097
		8,828,160
Total Common Stocks (cost $66,329,554)		64,658,003

Short-Term Investments – 2.22%
Money Market Mutual Funds – 2.22%
BlackRock Liquidity FedFund – Institutional Shares (seven-day effective yield 2.87%)	636,884	636,884
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 2.87%)	636,884	636,884

25

Schedule of investments
Delaware Global Listed Real Assets Fund

	Number of shares	Value (US $)
Short-Term Investments (continued)
Money Market Mutual Funds (continued)
Goldman Sachs Financial Square Government Fund – Institutional Shares (seven-day effective yield 3.14%)	636,884	$636,884
Morgan Stanley Institutional Liquidity Funds Government Portfolio – Institutional Class (seven-day effective yield 2.88%)	636,884	636,884
Total Short-Term Investments (cost $2,547,536)		2,547,536
Total Value of Securities—98.86% (cost $123,171,417)		$113,620,056

°	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.
#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At October 31, 2022, the aggregate value of Rule 144A securities was $16,132,013, which represents 14.04% of the Fund’s net assets. See Note 11 in “Notes to financial statements.”
●	Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at October 31, 2022. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their descriptions. The reference rate descriptions (i.e. LIBOR03M, LIBOR06M, etc.) used in this report are identical for different securities, but the underlying reference rates may differ due to the timing of the reset period. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
∆	Securities have been classified by country of risk.
†	Non-income producing security.

The following foreign currency exchange contracts and futures contracts were outstanding at October 31, 2022:1

Foreign Currency Exchange Contracts

Counterparty	Currency to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
BNYM	AUD	16,782	USD	(10,780)	11/1/22	$—	$(46)
CITI	AUD	(388,304)	USD	273,063	11/18/22	24,558	—
JPMCB	CAD	(1,244,116)	USD	961,906	11/18/22	48,621	—
JPMCB	EUR	(1,806,349)	USD	1,803,728	11/18/22	16,167	—
JPMCB	GBP	(4,092,591)	USD	4,935,067	11/18/22	239,400	—
JPMCB	JPY	(59,377,590)	USD	445,474	11/18/22	45,354	—

26

Foreign Currency Exchange Contracts

Counterparty	Currency to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
TD	EUR	(6,570,654)	USD	6,732,211	11/18/22	$229,896	$—
Total Foreign Currency Exchange Contracts						$603,996	$(46)

Futures Contracts
Exchange-Traded

Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation	Variation Margin Due from (Due to) Brokers
6	US Treasury 10 yr Notes	$663,563	$663,000	12/20/22	$563	$(2,438)

The use of foreign currency exchange contracts and futures contracts involves elements of market risk and risks in excess of the amounts disclosed in the financial statements. The foreign currency exchange contracts and notional amount presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) and variation margin are reflected in the Fund’s net assets.

[1]	See Note 8 in “Notes to financial statements.”

Summary of abbreviations:

BNYM – Bank of New York Mellon

CITI – Citigroup

CPI – Consumer Price Index

DAC – Designated Activity Company

GS – Goldman Sachs

ICE – Intercontinental Exchange, Inc.

JPMCB – JPMorgan Chase Bank

LIBOR – London Interbank Offered Rate

LIBOR01M – ICE LIBOR USD 1 Month

LIBOR03M – ICE LIBOR USD 3 Month

LIBOR06M – ICE LIBOR USD 6 Month

OAT – Obligations Assimilables du Tresor

REIT – Real Estate Investment Trust

SOFR01M – Secured Overnight Financing Rate 1 Month

TD – TD Bank

27

Schedule of investments
Delaware Global Listed Real Assets Fund

Summary of abbreviations: (continued)

yr – Year

Summary of currencies:

AUD – Australian Dollar

CAD – Canadian Dollar

EUR – European Monetary Unit

GBP – British Pound Sterling

JPY – Japanese Yen

USD – US Dollar

See accompanying notes, which are an integral part of the financial statements.

28

Statement of assets and liabilities
Delaware Global Listed Real Assets Fund	October 31, 2022

Assets:
Investments, at value*	$113,620,056
Cash	1,123,206
Cash collateral due from broker	13,200
Foreign currencies, at valueΔ	125,317
Unrealized appreciation on foreign currency exchange contracts	603,996
Dividends and interest receivable	325,529
Receivable for securities sold	198,278
Receivable for fund shares sold	66,084
Foreign tax reclaims receivable	32,917
Prepaid expenses	10,851
Other assets	863
Total Assets	116,120,297
Liabilities:
Cash collateral due to brokers	510,000
Payable for fund shares redeemed	273,630
Payable for securities purchased	212,287
Other accrued expenses	109,209
Investment management fees payable to affiliates	59,011
Distribution fees payable to affiliates	10,862
Administration expenses payable to affiliates	7,552
Variation margin due to broker on future contracts	2,438
Unrealized depreciation on foreign currency exchange contracts	46
Total Liabilities	1,185,035
Total Net Assets	$114,935,262

Net Assets Consist of:
Paid-in capital	$113,295,458
Total distributable earnings (loss)	1,639,804
Total Net Assets	$114,935,262

29

Statement of assets and liabilities
Delaware Global Listed Real Assets Fund

Net Asset Value

Class A:
Net assets		$40,036,712
Shares of beneficial interest outstanding, unlimited authorization, no par		3,115,531
Net asset value per share		$12.85
Sales charge		5.75%
Offering price per share, equal to net asset value per share / (1 - sales charge)		$13.63

Class C:
Net assets		$1,333,871
Shares of beneficial interest outstanding, unlimited authorization, no par		104,125
Net asset value per share		$12.81

Class R:
Net assets		$3,573,706
Shares of beneficial interest outstanding, unlimited authorization, no par		278,498
Net asset value per share		$12.83

Institutional Class:
Net assets		$64,432,124
Shares of beneficial interest outstanding, unlimited authorization, no par		4,986,573
Net asset value per share		$12.92

Class R6:
Net assets		$5,558,849
Shares of beneficial interest outstanding, unlimited authorization, no par		431,165
Net asset value per share		$12.89

*	Investments, at cost	$123,171,417
Δ	Foreign currencies, at cost	133,249

See accompanying notes, which are an integral part of the financial statements.

30

Statement of operations
Delaware Global Listed Real Assets Fund	Year ended October 31, 2022

Investment Income:
Dividends	$2,746,424
Interest	2,059,668
Foreign tax withheld	(110,927)
4,695,165

Expenses:
Management fees	929,505
Distribution expenses – Class A	109,446
Distribution expenses – Class C	15,997
Distribution expenses – Class R	19,709
Dividend disbursing and transfer agent fees and expenses	191,695
Accounting and administration expenses	56,139
Reports and statements to shareholders expenses	42,969
Audit and tax fees	37,886
Registration fees	29,628
Custodian fees	22,197
Legal fees	15,988
Trustees’ fees and expenses	5,354
Other	63,685
1,540,198
Less expenses waived	(82,706)
Less expenses paid indirectly	(115)
Total operating expenses	1,457,377
Net Investment Income (Loss)	3,237,788

31

Statement of operations
Delaware Global Listed Real Assets Fund

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	$11,480,314
Foreign currencies	(121,424)
Foreign currency exchange contracts	1,980,397
Futures contracts	(36,370)
Options written	4,214
Net realized gain (loss)	13,307,131

Net change in unrealized appreciation (depreciation) on:
Investments	(24,476,776)
Foreign currencies	(12,313)
Foreign currency exchange contracts	400,913
Futures contracts	563
Net change in unrealized appreciation (depreciation)	(24,087,613)
Net Realized and Unrealized Gain (Loss)	(10,780,482)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(7,542,694)

See accompanying notes, which are an integral part of the financial statements.

32

Statements of changes in net assets
Delaware Global Listed Real Assets Fund

	Year ended
	10/31/22	10/31/21
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$3,237,788	$1,889,291
Net realized gain (loss)	13,307,131	11,505,958
Net change in unrealized appreciation (depreciation)	(24,087,613)	15,690,359
Net increase (decrease) in net assets resulting from operations	(7,542,694)	29,085,608

Dividends and Distributions to Shareholders from:
Distributable earnings:
Class A	(2,938,330)	(654,834)
Class C	(97,422)	(11,448)
Class R	(252,446)	(53,343)
Institutional Class	(4,496,346)	(992,558)
Class R6	(566,406)	(145,471)
	(8,350,950)	(1,857,654)

Capital Share Transactions:
Proceeds from shares sold:
Class A	3,464,366	2,689,031
Class C	417,726	399,879
Class R	602,312	354,394
Institutional Class	26,311,289	19,902,409
Class R6	528,213	584,559

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	2,825,350	625,966
Class C	97,422	11,434
Class R	252,446	53,342
Institutional Class	4,493,624	991,000
Class R6	391,664	95,250
	39,384,412	25,707,264

33

Statements of changes in net assets
Delaware Global Listed Real Assets Fund

	Year ended
	10/31/22	10/31/21
Capital Share Transactions (continued):
Cost of shares redeemed:
Class A	$(5,739,120)	$(7,633,401)
Class C	(573,891)	(1,626,595)
Class R	(818,693)	(1,585,560)
Institutional Class	(24,332,333)	(14,431,801)
Class R6	(2,810,015)	(637,295)
	(34,274,052)	(25,914,652)
Increase (decrease) in net assets derived from capital share transactions	5,110,360	(207,388)
Net Increase (Decrease) in Net Assets	(10,783,284)	27,020,566

Net Assets:
Beginning of year	125,718,546	98,697,980
End of year	$114,935,262	$125,718,546

See accompanying notes, which are an integral part of the financial statements.

34

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Financial highlights
Delaware Global Listed Real Assets Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[2]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Return of capital
Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[4]
Ratio of expenses to average net assets prior to fees waived[4]
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	Prior to the close of business on August 19, 2019, the Fund invested primarily in securities of companies principally engaged in the real estate industry. Since the close of business on August 19, 2019, the Fund has been repositioned to invest primarily in listed real assets securities (Repositioning). The historical returns prior to that time do not reflect the Repositioning.
[2]	Calculated using average shares outstanding.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Year ended
10/31/22	10/31/21	10/31/20	10/31/19[1]	10/31/18
$14.67	$11.43	$12.88	$10.87	$11.36

0.34	0.21	0.19	0.14	0.19
(1.20)	3.24	(1.18)	2.07	(0.21)
(0.86)	3.45	(0.99)	2.21	(0.02)

(0.49)	(0.21)	(0.14)	(0.20)	(0.16)
(0.47)	—	(0.32)	—	(0.26)
—	—	—	—	(0.05)
(0.96)	(0.21)	(0.46)	(0.20)	(0.47)

$12.85	$14.67	$11.43	$12.88	$10.87

(6.23% )	30.28%	(7.86% )	20.55%	(0.26% )

$40,036	$45,151	$38,879	$51,133	$50,627
1.31%	1.33%	1.37%	1.42%	1.39%
1.38%	1.39%	1.57%	1.58%	1.41%
2.48%	1.53%	1.62%	1.21%	1.76%
2.41%	1.47%	1.42%	1.05%	1.74%
65%	60%	84%	125%	120%

Financial highlights
Delaware Global Listed Real Assets Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[2]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Return of capital
Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[4]
Ratio of expenses to average net assets prior to fees waived[4]
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	Prior to the close of business on August 19, 2019, the Fund invested primarily in securities of companies principally engaged in the real estate industry. Since the close of business on August 19, 2019, the Fund has been repositioned to invest primarily in listed real assets securities (Repositioning). The historical returns prior to that time do not reflect the Repositioning.
[2]	Calculated using average shares outstanding.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Year ended
10/31/22	10/31/21	10/31/20	10/31/19[1]	10/31/18
$14.63	$11.39	$12.85	$10.85	$11.31

0.24	0.10	0.10	0.05	0.11
(1.21)	3.23	(1.17)	2.07	(0.21)
(0.97)	3.33	(1.07)	2.12	(0.10)

(0.38)	(0.09)	(0.07)	(0.12)	(0.05)
(0.47)	—	(0.32)	—	(0.26)
—	—	—	—	(0.05)
(0.85)	(0.09)	(0.39)	(0.12)	(0.36)

$12.81	$14.63	$11.39	$12.85	$10.85

(6.95% )	29.31%	(8.55% )	19.64%	(0.99% )

$1,334	$1,601	$2,302	$4,082	$4,810
2.06%	2.08%	2.12%	2.17%	2.14%
2.13%	2.14%	2.32%	2.33%	2.16%
1.73%	0.78%	0.87%	0.46%	1.01%
1.66%	0.72%	0.67%	0.30%	0.99%
65%	60%	84%	125%	120%

Financial highlights
Delaware Global Listed Real Assets Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[2]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Return of capital
Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[4]
Ratio of expenses to average net assets prior to fees waived[4]
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	Prior to the close of business on August 19, 2019, the Fund invested primarily in securities of companies principally engaged in the real estate industry. Since the close of business on August 19, 2019, the Fund has been repositioned to invest primarily in listed real assets securities (Repositioning). The historical returns prior to that time do not reflect the Repositioning.
[2]	Calculated using average shares outstanding.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Year ended
10/31/22	10/31/21	10/31/20	10/31/19[1]	10/31/18
$14.65	$11.41	$12.87	$10.86	$11.35

0.31	0.17	0.16	0.11	0.17
(1.21)	3.24	(1.18)	2.07	(0.22)
(0.90)	3.41	(1.02)	2.18	(0.05)

(0.45)	(0.17)	(0.12)	(0.17)	(0.13)
(0.47)	—	(0.32)	—	(0.26)
—	—	—	—	(0.05)
(0.92)	(0.17)	(0.44)	(0.17)	(0.44)

$12.83	$14.65	$11.41	$12.87	$10.86

(6.49% )	30.02%	(8.14% )	20.30%	(0.54% )

$3,574	$4,046	$4,149	$4,966	$4,934
1.56%	1.58%	1.62%	1.67%	1.64%
1.63%	1.64%	1.82%	1.83%	1.66%
2.23%	1.28%	1.37%	0.96%	1.51%
2.16%	1.22%	1.17%	0.80%	1.49%
65%	60%	84%	125%	120%

Financial highlights
Delaware Global Listed Real Assets Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period
Income (loss) from investment operations:
Net investment income[2]
Net realized and unrealized gain (loss)
Total from investment operations
Less dividends and distributions from:
Net investment income
Net realized gain
Return of capital
Total dividends and distributions
Net asset value, end of period
Total return[4]
Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[5]
Ratio of expenses to average net assets prior to fees waived[5]
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	Prior to the close of business on August 19, 2019, the Fund invested primarily in securities of companies principally engaged in the real estate industry. Since the close of business on August 19, 2019, the Fund has been repositioned to invest primarily in listed real assets securities (Repositioning). The historical returns prior to that time do not reflect the Repositioning.
[2]	Calculated using average shares outstanding.
[3]	Amount is less than $0.005 per share.
[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[5]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Year ended
10/31/22	10/31/21	10/31/20	10/31/19[1]	10/31/18
$14.75	$11.49	$12.94	$10.91	$11.41

0.38	0.25	0.22	0.17	0.22
(1.22)	3.25	(1.19)	2.09	(0.22)
(0.84)	3.50	(0.97)	2.26	— [3]

(0.52)	(0.24)	(0.16)	(0.23)	(0.19)
(0.47)	—	(0.32)	—	(0.26)
—	—	—	—	(0.05)
(0.99)	(0.24)	(0.48)	(0.23)	(0.50)
$12.92	$14.75	$11.49	$12.94	$10.91
(6.03% )	30.62%	(7.63% )	20.94%	(0.08% )

$64,432	$66,426	$46,769	$12,621	$13,741
1.06%	1.08%	1.12%	1.17%	1.14%
1.13%	1.14%	1.32%	1.33%	1.16%
2.73%	1.78%	1.87%	1.46%	2.01%
2.66%	1.72%	1.67%	1.30%	1.99%
65%	60%	84%	125%	120%

Financial highlights
Delaware Global Listed Real Assets Fund Class R6

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[2]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Return of capital
Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[4]
Ratio of expenses to average net assets prior to fees waived[4]
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	Prior to the close of business on August 19, 2019, the Fund invested primarily in securities of companies principally engaged in the real estate industry. Since the close of business on August 19, 2019, the Fund has been repositioned to invest primarily in listed real assets securities (Repositioning). The historical returns prior to that time do not reflect the Repositioning.
[2]	Calculated using average shares outstanding.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Year ended
10/31/22	10/31/21	10/31/20	10/31/19[1]	10/31/18
$14.72	$11.47	$12.91	$10.89	$11.41

0.40	0.26	0.23	0.18	0.24
(1.22)	3.24	(1.18)	2.08	(0.23)
(0.82)	3.50	(0.95)	2.26	0.01

(0.54)	(0.25)	(0.17)	(0.24)	(0.22)
(0.47)	—	(0.32)	—	(0.26)
—	—	—	—	(0.05)
(1.01)	(0.25)	(0.49)	(0.24)	(0.53)

$12.89	$14.72	$11.47	$12.91	$10.89

(5.95% )	30.71%	(7.51% )	21.00%	0.09%

$5,559	$8,495	$6,599	$5,396	$4,876
0.97%	1.00%	1.02%	1.07%	1.01%
1.03%	1.04%	1.22%	1.23%	1.03%
2.82%	1.86%	1.97%	1.56%	2.14%
2.76%	1.82%	1.77%	1.40%	2.12%
65%	60%	84%	125%	120%

Notes to financial statements
Delaware Global Listed Real Assets Fund	October 31, 2022

Delaware Global Listed Real Assets Fund (Fund) is a series of Delaware Pooled® Trust (Trust), which is organized as a Delaware statutory trust. The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended (1940 Act), and offers Class A, Class C, Class R, Institutional Class, and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. There is no front-end sales charge when you purchase $1,000,000 or more of Class A shares. However, if Delaware Distributors, L.P. (DDLP) paid your financial intermediary a commission on your purchase of $1,000,000 or more of Class A shares, for shares purchased prior to July 1, 2020, you will have to pay a limited contingent deferred sales charge (Limited CDSC) of 1.00% if you redeem these shares within the first year after your purchase and 0.50% if you redeem shares within the second year, or for shares purchased on or after July 1, 2020, you will have to pay a Limited CDSC of 1.00% if you redeem these shares within the first 18 months after your purchase; unless a specific waiver of the Limited CDSC applies. Class C shares have no upfront sales charge, but are sold with a contingent deferred sales charge (CDSC) of 1.00%, which will be incurred if redeemed during the first 12 months. Class R, Institutional Class, and Class R6 shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees to any brokers, dealers, or other financial intermediaries. This report contains information relating only to Delaware Global Listed Real Assets Fund. All other series of Delaware Pooled Trust, the Macquarie Institutional Portfolios, are included in a separate report.

1. Significant Accounting Policies

The Fund follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies. The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Fund.

Security Valuation — Equity securities, except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security does not trade, the mean between the bid and the ask prices will be used, which approximates fair value. Equity securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. Debt securities are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. US government and agency securities are valued at the mean between the bid and the ask prices, which approximates fair value. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. For asset-backed securities, collateralized mortgage obligations (CMOs), commercial mortgage securities, and US government agency mortgage securities, pricing vendors utilize matrix pricing which considers prepayment speed, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity, and type as well as broker/dealer-supplied prices. Open-end investment companies are valued at their published net asset value (NAV). Foreign currency exchange contracts and foreign cross currency exchange contracts are valued at the mean between the bid and the ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and ask prices, which approximates fair value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Fund’s valuation designee, Delaware Management Company (DMC). Subject to the oversight of the Fund’s Board of Trustees (Board), DMC, as valuation designee, has adopted policies and procedures to fair value securities that are not readily available consistent with the requirements of Rule 2a-5 under the 1940 Act. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. Restricted securities and private placements are valued at fair value.

Federal and Foreign Income Taxes — No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken or expected to be taken on the Fund’s federal income tax returns through the year ended October 31, 2022, and for all open tax years (years ended October 31, 2019–October 31, 2021), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. In regard to foreign taxes only, the Fund has open tax years in certain foreign countries in which it invests that may date back to the inception of the Fund. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in “Other” on the “Statement of operations.” During the year ended October 31, 2022, the Fund did not incur any interest or tax penalties.

Class Accounting — Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class. Class R6 shares will not be allocated any expenses related to service fees, sub-accounting fees, and/or sub-transfer agency fees paid to brokers, dealers, or other financial intermediaries.

Notes to financial statements
Delaware Global Listed Real Assets Fund

1. Significant Accounting Policies (continued)

Foreign Currency Transactions — Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into US dollars at the exchange rate of such currencies against the US dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally bifurcates that portion of realized gains and losses on investments in debt securities which is due to changes in foreign exchange rates from that which is due to changes in market prices of debt securities. That portion of gains (losses), attributable to changes in foreign exchange rates, is included on the “Statement of operations” under “Net realized gain (loss) on foreign currencies.” The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Derivative Financial Instruments — The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. Pursuant to Rule 18f-4 under the 1940 Act, among other things, the Fund must either use derivative financial instruments with embedded leverage in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

Segregation and Collateralizations — In certain cases, based on requirements and agreements with certain exchanges and third-party broker-dealers, the Fund may deliver collateral in connection with certain investments (e.g., futures contracts, foreign currency exchange contracts, options written, securities with extended settlement periods, and swaps). Certain countries require that cash reserves be held while investing in companies incorporated in that country. These cash reserves and cash collateral that has been pledged/received to cover obligations of the Fund under derivative contracts, if any, will be reported separately on the “Statement of assets and liabilities” as cash collateral due to/from broker. Securities collateral pledged for the same purpose, if any, is noted on the “Schedule of investments.”

Use of Estimates — The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Funds by Macquarie® (Delaware Funds) are generally allocated among such fund on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. Premiums on callable debt securities are amortized to interest income to the earliest call date using the effective interest method. Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income. Distributions received from investments in real estate investment trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer, which are estimated. Distributions received from investments in limited partnerships are recorded as return of capital on investments on the ex-dividend date. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings, a portion of which may be reclaimable. Withholding taxes and reclaims on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, annually. The Fund may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1, the expenses paid under this arrangement are included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the year ended October 31, 2022, the Fund earned $115 under this arrangement.

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays DMC, a series of Macquarie Investment Management Business Trust and the investment manager, an

Notes to financial statements
Delaware Global Listed Real Assets Fund

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

annual fee which is calculated daily and paid monthly at the rates of 0.75% on the first $500 million of average daily net assets of the Fund, 0.70% on the next $500 million, 0.65% on the next $1.5 billion, and 0.60% on average daily net assets in excess of $2.5 billion.

DMC has contractually agreed to waive all or a portion of its management fee and/or pay/reimburse expenses (excluding any distribution and service (12b-1) fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations), in order to prevent total annual fund operating expenses from exceeding 1.06% of the Fund’s average daily net assets for all share classes other than Class R6 and 0.96% of the Fund’s average daily net assets of the Class R6 shares from February 25, 2022 through October 31, 2022.* From November 1, 2021 through February 24, 2022, DMC contractually agreed to waive all or a portion of its investment advisory fee and/or pay/reimburse expenses to 1.08% for all share classes other than Class R6 and 1.00% of the Fund’s average daily net assets of the Class R6 shares. These waivers and reimbursements may only be terminated by agreement of DMC and the Fund. The waivers and reimbursements are accrued daily and received monthly.

Macquarie Investment Management Austria Kapitalanlage AG (MIMAK) is primarily responsible for the day-to-day management of the Fund’s portfolio and determines its asset allocation. For these services, DMC, not the Fund, pays MIMAK a fee, which is 0.18% of the average daily net assets of the Fund.

In addition, DMC or MIMAK may seek investment advice and recommendations relating to fixed income securities from its affiliates: Macquarie Investment Management Europe Limited (MIMEL), and Macquarie Investment Management Global Limited (MIMGL). The Manager may also permit MIMGL, and Macquarie Funds Management Hong Kong Limited (MFMHKL) to execute Fund equity security trades on behalf of the Manager. The Manager may also permit MIMEL and MIMGL to exercise investment discretion and perform trading for fixed income securities in certain markets where the Manager believes it will be beneficial to utilize MIMEL’s or MIMGL’s specialized market knowledge, and the Manager may also seek quantitative support from MIMGL. MIMEL, MIMGL, and MFMHKL are also responsible for managing real estate investment trust securities and other equity asset classes to which the portfolio managers may allocate assets from time to time.

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administrative oversight services to the Fund. For these services, DIFSC’s fees are calculated daily and paid monthly, based on the aggregate daily net assets of all funds within the Delaware Funds at the following annual rates: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; 0.0025% of the next $45 billion; and 0.0015% of aggregate average daily net assets in excess of $90 billion (Total Fee). Each fund in the Delaware Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total

Fee. Each fund then pays its portion of the remainder of the Total Fee on a relative NAV basis. This amount is included on the “Statement of operations” under “Accounting and administration expenses.” For the year ended October 31, 2022, the Fund paid $15,648 for these services.

DIFSC is also the transfer agent and dividend disbursing agent of the Fund. For these services, DIFSC’s fees are calculated daily and paid monthly, based on the aggregate daily net assets of the retail funds within the Delaware Funds at the following annual rates: 0.014% of the first $20 billion; 0.011% of the next $5 billion; 0.007% of the next $5 billion; 0.005% of the next $20 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DIFSC under the shareholder services agreement described above are allocated among all retail funds in the Delaware Funds on a relative NAV basis. This amount is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended October 31, 2022, the Fund paid $10,612 for these services. Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Fund. Sub-transfer agency fees are paid by the Fund and are also included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” The fees that are calculated daily and paid as invoices are received on a monthly or quarterly basis.

Pursuant to a distribution agreement and distribution plan, the Fund pays DDLP, the distributor and an affiliate of DMC, annual 12b-1 fee of 0.25%, 1.00%, and 0.50% of the average daily net assets of the Class A, Class C, and Class R shares, respectively. The fees are calculated daily and paid monthly. Institutional Class and Class R6 shares do not pay 12b-1 fees.

As provided in the investment management agreement, the Fund bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal and regulatory reporting services to the Fund. For the year ended October 31, 2022, the Fund paid $13,540 for internal legal and regulatory reporting services provided by DMC and/or its affiliates’ employees. This amount is included on the “Statement of operations” under “Legal fees.”

For the year ended October 31, 2022, DDLP earned $5,798 for commissions on sales of the Fund’s Class A shares. For the year ended October 31, 2022, DDLP received gross CDSC commissions of $503 on redemptions of the Fund’s Class C shares, and these commissions were entirely used to offset upfront commissions previously paid by DDLP to broker/dealers on sales of those shares.

Trustees’ fees include expenses accrued by the Fund for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Fund.

In addition to the management fees and other expenses of the Fund, the Fund indirectly bears the investment management fees and other expenses of any Underlying Funds in which it invests. The amount of these fees and expenses incurred indirectly by the Fund will vary based upon the expense and fee levels of any Underlying Funds and the number of shares that are

Notes to financial statements
Delaware Global Listed Real Assets Fund

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

owned of any Underlying Funds at different times.

*	The aggregate contractual waiver period covering this report is from February 26, 2021 through February 28, 2023.

3. Investments

For the year ended October 31, 2022, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases other than US government securities	$60,061,751
Purchases of US government securities	18,593,753
Sales other than US government securities	63,469,043
Sales of US government securities	12,523,433

The tax cost of investments and derivatives includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be the final tax cost basis adjustments but which approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At October 31, 2022, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes for the Fund were as follows:

Cost of investments and derivatives	$124,844,852
Aggregate unrealized appreciation of investments and derivatives	$8,027,480
Aggregate unrealized depreciation of investments and derivatives	(18,647,763)
Net unrealized depreciation of investments and derivatives	$(10,620,283)

US GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized as follows:

Level 1	—	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, and exchange-traded options contracts)

Level 2	—	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, and fair valued securities)

Level 3	—	Significant unobservable inputs, including the Fund’s own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities and fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of October 31, 2022:

	Level 1	Level 2	Total
Securities
Assets:
Closed-Ended Trust	$830,603	$—	$830,603
Common Stocks	64,658,003	—	64,658,003
Corporate Bonds	—	13,172,550	13,172,550
Loan Agreements	—	2,844,291	2,844,291
Non-Agency Commercial Mortgage-Backed Securities	—	1,950,096	1,950,096
Sovereign Bonds	—	14,592,396	14,592,396
US Treasury Obligations	—	13,024,581	13,024,581
Short-Term Investments	2,547,536	—	2,547,536
Total Value of Securities	$68,036,142	$45,583,914	$113,620,056

Notes to financial statements
Delaware Global Listed Real Assets Fund

3. Investments (continued)

	Level 1	Level 2	Total
Derivatives[1]
Assets:
Foreign Currency Exchange Contracts	$—	$603,996	$603,996
Futures Contracts	563	—	563
Liabilities:
Foreign Currency Exchange Contracts	$—	$(46)	$(46)

[1]	Foreign currency exchange contracts and futures contracts are valued at the unrealized appreciation (depreciation) on the instrument at the year end.

During the year ended October 31, 2022, there were no transfers into or out of Level 3 investments. The Fund’s policy is to recognize transfers into or out of Level 3 investments based on fair value at the beginning of the reporting year.

A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning or end of the period in relation to the Fund’s net assets. During the year ended October 31, 2022, there were no Level 3 investments.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended October 31, 2022 and 2021 were as follows:

	Year ended
	10/31/22	10/31/21
Ordinary income	$4,383,460	$1,857,654
Long-term capital gains	3,967,490	—
Total	$8,350,950	$1,857,654

5. Components of Net Assets on a Tax Basis

As of October 31, 2022, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$113,295,458
Undistributed ordinary income	4,565,347
Undistributed long-term capital gains	7,694,740
Unrealized appreciation (depreciation) of investments, foreign currencies, and derivatives	(10,620,283)
Net assets	$114,935,262

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, tax deferral of losses on straddles, mark-to-market of foreign currency exchange contracts, tax treatment on partnership investments, tax recognition of unrealized gain on passive foreign investment companies, and market discount and premium on debt instruments.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of partnership non-deductible expense and equalization distributions. Results of operations and net assets were not affected by these reclassifications. For the year ended October 31, 2022, the Fund recorded the following reclassifications:

Paid-in capital	$1,614,405
Total distributable earnings (loss)	(1,614,405)

Notes to financial statements
Delaware Global Listed Real Assets Fund

6. Capital Shares

Transactions in capital shares were as follows:

	Year ended
	10/31/22	10/31/21
Shares sold:
Class A	245,752	198,836
Class C	29,115	28,408
Class R	42,558	26,311
Institutional Class	1,890,454	1,431,877
Class R6	37,700	41,597
Shares issued upon reinvestment of dividends and distributions:
Class A	205,400	45,426
Class C	7,087	832
Class R	18,375	3,879
Institutional Class	325,393	71,400
Class R6	28,446	6,891
	2,830,280	1,855,457
Shares redeemed:
Class A	(412,899)	(568,419)
Class C	(41,479)	(121,998)
Class R	(58,629)	(117,471)
Institutional Class	(1,733,397)	(1,070,459)
Class R6	(212,114)	(46,833)
	(2,458,518)	(1,925,180)
Net increase (decrease)	371,762	(69,723)

Certain shareholders may exchange shares of one class for shares of another class in the same Fund. These exchange transactions are included as subscriptions and redemptions in the table above and on the “Statements of changes in net assets.” For the year ended October 31, 2022 and October 31, 2021, the Fund had the following exchange transactions:

	Exchange Redemptions			Exchange Subscriptions
	Class A Shares	Class C Shares	Institutional Class Shares	Class A Shares	Institutional Class Shares	Class R6 Shares	Value
Year ended
10/31/22	—	996	4,352	5,369	—	—	$68,999
10/31/21	11,701	8,520	—	8,494	11,519	120	260,280

7. Line of Credit

The Fund, along with certain other funds in the Delaware Funds (Participants), was a participant in a $355,000,000 revolving line of credit (Agreement) intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the Agreement, the Participants were charged an annual commitment fee of 0.15%, which was allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants were permitted to borrow up to a maximum of one-third of their net assets under the Agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the Agreement expired on October 31, 2022.

On October 31, 2022, the Fund, along with the other Participants, entered into an amendment to the agreement for a $355,000,000 revolving line of credit to be used as described above. It operates substantially the same manner as the original Agreement. Under the amendment to the agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The line of credit available under the agreement expires on October 30, 2023.

The Fund had no amounts outstanding as of October 31, 2022, or at any time during the year then ended.

8. Derivatives

US GAAP requires disclosures that enable investors to understand: (1) how and why an entity uses derivatives; (2) how they are accounted for; and (3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts — The Fund may enter into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the US dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also enter into these contracts to hedge the US dollar value of securities it already owns that are denominated in foreign currencies. In addition, the Fund may enter into these contracts to facilitate or expedite the settlement of portfolio transactions. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts and foreign cross currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts and foreign cross currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to

Notes to financial statements
Delaware Global Listed Real Assets Fund

8. Derivatives (continued)

risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

At October 31, 2022, the Fund received $510,000 in cash collateral for open foreign currency exchange contracts, which is included in “Cash collateral due to brokers” on the “Statement of assets and liabilities.”

During the year ended October 31, 2022, the Fund entered into foreign currency exchange contracts to fix the US dollar value of a security between trade date and settlement date and to hedge the US dollar value of securities it already owns that are denominated in foreign currencies to increase/decrease exposure to foreign currencies.

Futures Contracts — A futures contract is an agreement in which the writer (or seller) of the contract agrees to deliver to the buyer an amount of cash or securities equal to a specific dollar amount times the difference between the value of a specific security or index at the close of the last trading day of the contract and the price at which the agreement is made. The Fund may use futures contracts in the normal course of pursuing its investment objective. The Fund may invest in futures contracts to hedge its existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions. Upon entering into a futures contract, the Fund deposits cash or pledges US government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. At October 31, 2022, the Fund posted $13,200 in cash as collateral for open futures contracts, which is presented as “Cash collateral due from brokers” on the “Statement of assets and liabilities.”

During the year ended October 31, 2022, the Fund used futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions.

Options Contracts — The Fund may enter into options contracts in the normal course of pursuing its investment objective. The Fund may buy or write options contracts for any number of reasons, including without limitation: to manage the Fund’s exposure to changes in securities prices caused by interest rates or market conditions and foreign currencies; as an efficient means of adjusting the Fund’s overall exposure to certain markets; to protect the value of portfolio securities; and as a cash management tool. The Fund may buy or write call or put options on securities, futures, swaps, swaptions, financial indices, and foreign currencies. When the Fund buys an option, a premium is paid and an asset is recorded and adjusted on a daily basis to reflect the current market value of the option purchased. When the Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. When writing options, the Fund is subject to minimal counterparty risk because the counterparty is only obligated to pay premiums and does not bear the market risk of an unfavorable market change. No options contracts were outstanding at October 31, 2022.

During the year ended October 31, 2022, the Fund used options contracts to manage the Fund’s exposure to changes in securities prices caused by interest rates or market conditions.

Fair values of derivative instruments as of October 31, 2022 were as follows:

	Asset Derivatives Fair Value
Statement of Assets and Liabilities Location	Currency Contracts	Interest Rate Contracts	Total
Unrealized appreciation on foreign currency exchange contracts	$603,996	$ —	$603,996
Variation margin due from broker on futures contracts*	—	563	563
Total	$603,996	$563	$604,559

Liability Derivatives Fair Value
Statement of Assets and Liabilities Location	Currency Contracts
Unrealized depreciation on foreign currency exchange contracts	$(46)

Notes to financial statements
Delaware Global Listed Real Assets Fund

8. Derivatives (continued)

The effect of derivative instruments on the “Statement of operations” for the year ended October 31, 2022 was as follows:

	Net Realized Gain (Loss) on:
	Foreign Currency Exchange Contracts	Futures Contracts	Options Written	Total
Currency contracts	$1,980,397	$—	$—	$1,980,397
Interest rate contracts	—	(36,370)	—	(36,370)
Equity contracts	—	—	4,214	4,214
Total	$1,980,397	$(36,370)	$4,214	$1,948,241

	Net Change in Unrealized Appreciation (Depreciation) on:
	Foreign Currency Exchange Contracts	Futures Contracts	Total
Currency contracts	$400,913	$—	$400,913
Interest rate contracts	—	563	563
Total	$400,913	$563	$401,476

The table below summarizes the average daily balance of derivative holdings by the Fund during the year ended October 31, 2022:

	Long Derivative Volume	Short Derivative Volume
Foreign currency exchange contracts (average notional value)	$141,545	$14,160,093
Futures contracts (average notional value)	129,687	15,381
Options contracts (average value)*	—	68

*	Long represents purchased options and short represents written options.

9. Offsetting

The Fund entered into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or a similar agreement with certain of its derivative contract counterparties in order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (OTC) derivatives and foreign exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out), including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements on the “Statement of assets and liabilities.”

At October 31, 2022, the Fund had the following assets and liabilities subject to offsetting provisions:

Offsetting of Financial Assets and Liabilities and Derivative Assets and Liabilities

Counterparty	Gross Value of Derivative Asset	Gross Value of Derivative Liability	Net Position
Bank of New York Mellon	$—	$(46)	$(46)
Citigroup	24,558	—	24,558
JPMorgan Chase Bank	349,542	—	349,542
TD Bank	229,896	—	229,896
Total	$603,996	$(46)	$603,950

Counterparty	Net Position	Fair Value of Non-Cash Collateral Received	Cash Collateral Received	Fair Value of Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Exposure(a)
Bank of New York
Mellon	$(46)	$—	$—	$—	$—	$(46)
Citigroup	24,558	—	—	—	—	24,558
JPMorgan Chase
Bank	349,542	—	(330,000)	—	—	19,542
TD Bank	229,896	—	(180,000)	—	—	49,896
Total	$603,950	$—	$(510,000)	$—	$—	$93,950

(a)	Net exposure represents the receivable (payable) that would be due from (to) the counterparty in the event of default.

10. Securities Lending

The Fund, along with other funds in the Delaware Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the

Notes to financial statements
Delaware Global Listed Real Assets Fund

10. Securities Lending (continued)

required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day, may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned security is determined by the security lending agent.

Cash collateral received by each fund of the Trust is generally invested in a series of individual separate accounts, each corresponding to a fund. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; certain money market funds; and asset-backed securities. The Fund can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund or, at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent, and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

The Fund may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of the Fund’s cash collateral account may be less than the amount the Fund would be required to return to the borrowers of the securities and the Fund would be required to make up for this shortfall.

During the year ended October 31, 2022, the Fund had no securities out on loan.

11. Credit and Market Risk

An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been detected globally. This coronavirus has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the NAV of the Fund to fluctuate.

The value of the Fund’s shares will be affected by factors particular to real estate, infrastructure, natural resources, and inflation-linked securities and related industries or sectors (such as government regulation) and may fluctuate more widely than that of a fund that invests in a broad range of industries.

The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund holds real estate directly or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. The Fund is also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations. The Fund also invests in real estate acquired as a result of ownership of securities or other instruments, including issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein. These instruments may include interests in private equity limited partnerships or limited liability companies that hold real estate investments (Real Estate Limited Partnerships).

Notes to financial statements
Delaware Global Listed Real Assets Fund

11. Credit and Market Risk (continued)

The value of commodities investments will generally be affected by overall market movements and factors specific to a particular industry or commodity, which may include weather, embargoes, tariffs, and economic health, political, international regulatory, and other developments. Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The investment team does not plan to always implement exposure to commodities in the Fund, however, they will consider holding commodity exchange-traded funds in market scenarios where inflation is running higher than normal and their asset allocation model signals for additional commodity exposure. In addition, the Fund may use futures and options on commodities for a variety of purposes such as hedging against adverse changes in the market prices of securities, as a substitute for purchasing or selling securities, to increase the Fund’s return as a non-hedging strategy that may be considered speculative and to manage the Fund’s portfolio characteristics.

The use of forward foreign currency contracts may substantially change a fund’s exposure to currency exchange rates and could result in losses to a fund if currencies do not perform as the portfolio manager expects. The use of these investments as a hedging technique to reduce a fund’s exposure to currency risks may also reduce its ability to benefit from favorable changes in currency exchange rates.

Investments related to gold and other precious metals are considered speculative and are affected by a variety of worldwide economic, financial, and political factors. The price of gold and other precious metals may fluctuate sharply over short periods of time due to changes in inflation or expectations regarding inflation in various countries, the availability of supplies of gold and other precious metals, changes in industrial and commercial demand, gold and other precious metals sales by governments, central banks, or international agencies, investment speculation, monetary and other economic policies of various governments, and government restrictions on private ownership of gold and other precious metals.

Infrastructure companies may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage, costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies, and other factors. Some of the specific risks that infrastructure companies may be particularly affected by, or subject to, include the following: regulatory risk, technology risk, regional or geographic risk, natural disasters risk, through-put risk, project risk, strategic asset risk, operation risk, customer risk, interest rate risk, inflation risk, and financing risk. Other factors that may affect the operations of infrastructure companies include difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets, inexperience with and potential losses resulting from a developing deregulatory environment, increased susceptibility to terrorist acts or political actions, and general changes in market sentiment towards infrastructure assets. In addition, the change in presidential administration could significantly impact the regulation of United States financial markets and dramatically alter existing trade, tax, energy, and infrastructure policies, among others. It is not possible to predict what, if any, changes will be made or their potential effect on the economy, securities markets, or financial stability of the United States, or on the energy, natural resources, infrastructure, and other markets.

High yield securities, commonly known as “junk bonds,” are subject to reduced creditworthiness of issuers, increased risk of default, and a more limited and less liquid secondary market. High yield securities may also be subject to greater price volatility and risk of loss of income and principal than are higher-rated securities. High yield bonds are sometimes issued by municipalities that have less financial strength and therefore have less ability to make projected debt payments on the bonds.

The market value of natural resources securities may be affected by numerous factors, including events occurring in nature, inflationary pressures, and international politics. Because the Fund invests significantly in natural resources securities, there is the risk that the Fund will perform poorly during a downturn in the natural resource sector. For example, events occurring in nature (such as earthquakes or fires in prime natural resource areas) and political events (such as coups, military confrontations, or acts of terrorism) can affect the overall supply of a natural resource and the value of companies involved in such natural resource.

Energy infrastructure Master Limited Partnerships (MLPs) are subject to a variety of industry specific risk factors that may adversely affect their business or operations, including those due to commodity production, volumes, commodity prices, weather conditions, terrorist attacks, etc. They are also subject to significant federal, state, and local government regulation. Investment in MLPs may also have tax consequences for shareholders. If the Fund retains its investment until its basis is reduced to zero, subsequent distributions will be taxable at ordinary income rates and shareholders may receive corrected 1099s.

When interest rates rise, fixed income securities (i.e. debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.

IBOR is the risk that changes related to the use of the London interbank offered rate (LIBOR) and other interbank offered rate (collectively, IBORs) could have adverse impacts on financial instruments that reference LIBOR (or the corresponding IBOR). The abandonment of LIBOR could affect the value and liquidity of instruments that reference LIBOR. The use of alternative reference rate products may impact investment strategy performance. These risks may also apply with respect to changes in connection with other IBORs, such as the euro overnight index average (EONIA), which are also the subject of recent reform.

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital, or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

Notes to financial statements
Delaware Global Listed Real Assets Fund

11. Credit and Market Risk (continued)

The securities exchanges of certain foreign markets are substantially smaller, less liquid, and more volatile than the major securities markets in the US. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are CMOs. CMOs are debt securities issued by US government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Fund invests in bank loans and other securities that may subject it to direct indebtedness risk, the risk that the Fund will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower. Loans that are fully secured offer the Fund more protection than unsecured loans in the event of nonpayment of scheduled interest or principal, although there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. Some loans or claims may be in default at the time of purchase. Certain of the loans and the other direct indebtedness acquired by the Fund may involve revolving credit facilities or other standby financing commitments that obligate the Fund to pay additional cash on a certain date or on demand. These commitments may require the Fund to increase its investment in a company at a time when the Fund might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that the Fund is committed to advance additional funds, it will at all times hold and maintain cash or other high-grade debt obligations in an amount sufficient to meet such commitments. When a loan agreement is purchased, the Fund may pay an assignment fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan agreement. Prepayment penalty fees are received upon the prepayment of a loan agreement by the borrower. Prepayment penalty, facility, commitment, consent, and amendment fees are recorded to income as earned or paid.

As the Fund may be required to rely upon another lending institution to collect and pass on to the Fund amounts payable with respect to the loan and to enforce the Fund’s rights under the loan and other direct indebtedness, an insolvency, bankruptcy, or reorganization of the lending institution may delay or prevent the Fund from receiving such amounts. The highly leveraged nature of many loans may make them especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the Fund.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. Rule 144A securities have been identified on the “Schedule of investments.”

12. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

13. Recent Accounting Pronouncements

In March 2020, FASB issued an Accounting Standards Update (ASU), ASU 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. In March 2021, the administrator for LIBOR announced the extension of the publication of a majority of the USD LIBOR settings to June 30, 2023. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating ASU 2020-04, but does not believe there will be a material impact.

Notes to financial statements
Delaware Global Listed Real Assets Fund

14. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to October 31, 2022, that would require recognition or disclosure in the Fund’s financial statements.

Report of independent
registered public accounting firm

To the Board of Trustees of Delaware Pooled® Trust and Shareholders of Delaware Global Listed Real Assets Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Delaware Global Listed Real Assets Fund (one of the series constituting Delaware Pooled® Trust, referred to hereafter as the “Fund”) as of October 31, 2022, the related statement of operations for the year ended October 31, 2022, the statements of changes in net assets for each of the two years in the period ended October 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2022 and the financial highlights for each of the five years in the period ended October 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022 by correspondence with the custodian, transfer agents, agent banks and brokers; when replies were not received from agent banks and brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 21, 2022

We have served as the auditor of one or more investment companies in Delaware Funds by Macquarie® since 2010.

Other Fund information (Unaudited)
Delaware Global Listed Real Assets Fund

Liquidity Risk Management Program

The Securities and Exchange Commission (the “SEC”) has adopted Rule 22e-4 under the Investment Company Act of 1940 (the “Liquidity Rule”), which requires all open-end funds (other than money market funds) to adopt and implement a program reasonably designed to assess and manage the fund’s “liquidity risk,” defined as the risk that the fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund.

The Fund has adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Board has designated a member of the US Operational Risk Group of Macquarie Asset Management as the Program Administrator for each Fund in the Trust.

As required by the Liquidity Rule, the Program includes policies and procedures that provide for: (1) assessment, management, and review (no less frequently than annually) of the Fund’s liquidity risk; (2) classification of each of the Fund’s portfolio holdings into one of four liquidity categories (Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid); (3) for funds that do not primarily hold assets that are Highly Liquid, establishing and maintaining a minimum percentage of the Fund’s net assets in Highly Liquid investments (called a “Highly Liquid Investment Minimum” or “HLIM”); and (4) prohibiting the Fund’s acquisition of Illiquid investments if, immediately after the acquisition, the Fund would hold more than 15% of its net assets in Illiquid assets. The Program also requires reporting to the SEC (on a non-public basis) and to the Board if the Fund’s holdings of Illiquid assets exceed 15% of the Fund’s net assets. Funds with HLIMs must have procedures for addressing HLIM shortfalls, including reporting to the Board and, with respect to HLIM shortfalls lasting more than seven consecutive calendar days, reporting to the SEC (on a non-public basis).

In assessing and managing the Fund’s liquidity risk, the Program Administrator considers, as relevant, a variety of factors, including: (1) the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Fund during both normal and reasonably foreseeable stressed conditions; and (3) the Fund’s holdings of cash and cash equivalents and any borrowing arrangements. Classification of the Fund’s portfolio holdings in the four liquidity categories is based on the number of days it is reasonably expected to take to convert the investment to cash (for Highly Liquid and Moderately Liquid holdings) or to sell or dispose of the investment (for Less Liquid and Illiquid investments), in current market conditions without significantly changing the investment’s market value. The Fund primarily holds assets that are classified as Highly Liquid, and therefore is not required to establish an HLIM.

At a meeting of the Board held on May 17-19, 2022, the Program Administrator provided the required written annual report to the Board addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from April 1, 2021 through March 31, 2022. The report concluded that the Program is appropriately designed and effectively implemented and that it meets the requirements of Rule 22e-4 and the Fund’s liquidity needs. The Fund’s HLIM is set at an appropriate level and the Fund complied with its HLIM at all times during the reporting period.

Tax Information

The information set forth below is for the Fund’s fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the fiscal year ended October 31, 2022, the Fund reports distributions paid during the year as follows:

(A) Long-Term Capital Gains Distributions (Tax Basis)	47.51%
(B) Ordinary Income Distributions (Tax Basis)*	52.49%
Total Distributions (Tax Basis)	100.00%
(C) Qualifying Dividends[1]	10.43%

(A)	and (B) are based on a percentage of the Fund’s total distributions.
(C)	is based on the Fund’s ordinary income distributions.
[1]	Qualified dividends represent dividends which qualify for the corporate dividends received deduction.
*	For the fiscal year ended October 31, 2022, certain dividends paid by the Fund may be subject to a maximum tax rate of 20%. The percentage of dividends paid by the Fund from ordinary income reported as qualified income is 41.47%. Complete information will be computed and reported in conjunction with your 2022 Form 1099-DIV, as applicable.

For the fiscal year ended October 31, 2022, certain dividends paid by the Fund, determined to be Qualified Short-Term Capital Gains, may be subject to relief from US withholding for foreign shareholders, as provided by the American Jobs Creation Act of 2004; the Tax Relief, Unemployment Insurance Reauthorization, and Job Creation Act of 2010; and as extended by the American Taxpayer Relief Act of 2012. For the fiscal year ended October 31, 2022, the Fund has reported maximum distributions of Qualified Short-Term Capital Gains of $2,120,930.

Board Consideration of Investment Management Agreement and Sub-Advisory Agreements at a Meeting Held on August 9-11, 2022

At a meeting held on August 9-11, 2022 (the “Annual Contract Renewal Meeting”), the Board of Trustees (the “Board”), including a majority of Trustees each of whom is not an “interested person” as defined under the Investment Company Act of 1940 (the “Independent Trustees”), approved the renewal of the Delaware Global Listed Real Assets Fund (the “Fund”) Investment Management Agreement with Delaware Management Company (“DMC”); and the Sub-Advisory Agreements with Macquarie Investment Management Global Limited (“MIMGL”), Macquarie Investment Management Austria Kapitalanlage AG (“MIMAK”), Macquarie Investment

Other Fund information (Unaudited)
Delaware Global Listed Real Assets Fund

Board Consideration of Investment Management Agreement and Sub-Advisory Agreements at a Meeting Held on August 9-11, 2022 (continued)

Management Europe Limited (“MIMEL”) and Macquarie Funds Management Hong Kong Limited (“MFMHKL” and together with MIMGL, MIMAK and MIMEL, the “Affiliated Sub-Advisers”).

Prior to the Meeting, including at a Board meeting held in May 2022, the Trustees conferred extensively among themselves and with representatives of DMC about these matters. Also, the Board was assisted by the applicable Investment Committee, with each Investment Committee assisting the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Investment Management Agreement and the Sub-Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, DMC was guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2022. In considering and approving the Investment Management Agreement and the Sub-Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with DMC about various topics. In this regard, the Board reviewed reports of DMC at each of its quarterly meetings, which included information about, among other things, Fund performance, investment strategies, and expenses. In addition, the Investment Committees confer with portfolio managers at various times throughout the year. In considering information relating to the approval of the Fund’s Investment Management Agreement and the Sub-Advisory Agreements, the Independent Trustees also received information from an independent fund consultant, JDL Consultants, LLC (“JDL”).

The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Investment Management Agreement and the Sub-Advisory Agreements for a one-year term. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approval.

Nature, extent, and quality of services. The Board received and considered various information regarding the nature, extent, and quality of the advisory services provided to the Fund by DMC under its Investment Management Agreement, and the experience of the officers and employees of DMC who provide these services, including the Fund’s co-portfolio manager. The Board’s review included consideration of DMC’s investment process and oversight and research and analysis capabilities, and its ability to attract and retain qualified investment professionals. The Board considered information regarding DMC’s programs for risk management, including investment, operational, liquidity, valuation, and compliance risks. The Board received information with respect to the cybersecurity program and business continuity plans of DMC and its affiliates. The Board also considered non-advisory services that DMC and its affiliates provide to the Delaware Funds, including third party oversight, transfer agent, internal audit, valuation, portfolio trading, and legal and compliance. The Board took into account the benefits to shareholders of investing in a Fund that is part of a family of funds managed by an affiliate of Macquarie Group Ltd. (“Macquarie”), the parent company of DMC, and the resources available to DMC as part of Macquarie’s global asset management business.

The Board received and considered various information with respect to the services provided by the Affiliated Sub-Advisers under the Sub-Advisory Agreements and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services, including the Fund’s co-portfolio managers. The Board considered the division of responsibilities between DMC and the Affiliated Sub-Advisers and the oversight provided by DMC. The Board considered the expertise of the Affiliated Sub-Advisers with respect to certain asset classes and/or investment styles. The Affiliated Sub-Advisers are part of Macquarie’s global investment platform that has offices and personnel that are located around the world. As a result, the Board noted that DMC had stated that the Affiliated Sub-Advisers can provide research, investment and trading analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades, as applicable. The Board took into account that the Sub-Advisory Agreements may benefit the Fund and its shareholders by permitting DMC to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Fund by DMC and the Affiliated Sub-Advisers.

Investment performance. The Board received and considered information with respect to the investment performance of the Fund, including performance reports and discussions with portfolio managers at meetings of the Board’s Investment Committees throughout the year as well as reports provided by Broadridge Financial Solutions, an independent investment company data provider (“Broadridge”), furnished for the Annual Contract Renewal Meeting. The Broadridge reports prepared for the Fund showed its investment performance in comparison to a group of similar funds (the “Performance Universe”). The Board received a description of the methodology used by Broadridge to select the funds in the Performance Universe. Comparative annualized performance for the Fund was shown for the past 1-, 3-, 5-, and 10-year periods and since inception, as applicable, ended December 31, 2021.

The Performance Universe for the Fund consisted of the Fund and all retail and institutional real return funds, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1-year period was in the third quartile and for the 3-, 5- and 10-year periods was in the first quartile of its Performance Universe. The Broadridge report comparison showed that the Fund’s total return for the 1-year period was slightly below the median and for the 3-, 5- and 10-year periods was above the median of its Performance Universe. The Board also noted that the Fund outperformed its benchmark index for the 1-, 3-, 5- and 10-year periods. The Board noted that the Fund was generally performing in line with its Performance Universe and benchmark during the periods under review. The Board also noted that the Fund repositioned in August 2019 to invest primarily

Other Fund information (Unaudited)
Delaware Global Listed Real Assets Fund

Board Consideration of Investment Management Agreement and Sub-Advisory Agreements at a Meeting Held on August 9-11, 2022 (continued)

in listed real asset securities and that the investment performance of the current portfolio managers only began as of August 2019.

Comparative expenses. The Board received and considered expense data for the Fund. Management provided the Board with information on pricing levels and fee structures for the Fund as of its most recently completed fiscal year. The Board also considered on the comparative analysis of contractual management fees and actual total expense ratios of the Fund versus contractual management fees and actual total expense ratios of a group of similar funds as selected by Broadridge (the “Expense Group”). In reviewing comparative costs, the Fund’s contractual management fee and the actual management fee incurred by the Fund were compared with the contractual management fees (assuming all funds were similar in size to the Fund) and actual management fees, taking into account any applicable breakpoints and fee waivers, with the Fund’s expense universe, which is comprised of the Fund, its Expense Group and all other similar institutional funds, excluding outliers (the “Expense Universe”). The Fund’s total expenses were also compared with those of its Expense Universe. The Broadridge total expenses, for comparative consistency, were shown by Broadridge for Institutional Class shares and comparative total expenses including 12b-1 and non-12b-1 service fees.

The expense comparisons for the Fund showed that its actual management fee was below the median of its Expense Universe and its actual total expenses were above its Expense Group average.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by DMC to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing registered investment companies compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients, unregistered funds and separately managed accounts.

The Board noted that DMC, and not the Fund, pays the sub-advisory fees to the Affiliated Sub-Advisers and, accordingly, that the retention of the Affiliated Sub-Advisers does not increase the fees and expenses incurred by the Fund.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to DMC under the Investment Management Agreement and to the Affiliated Sub-Advisers under the Sub-Advisory Agreements was reasonable.

Economies of scale. The Board received and considered information about the potential for DMC to realize economies of scale in the provision of management services to the Fund, the difficulties of calculating economies of scale at an individual Fund level, and the extent to which potential scale benefits are shared with shareholders, including the extent to which any economies of scale are reflected in the level of management fees charged. DMC discussed its advisory fee pricing and structure for the Delaware Funds complex, including the current breakpoints. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as DMC’s investment in its business, including investments in business infrastructure, technology and cybersecurity.

Management profitability. The Board received and considered the Investment Management Profitability Analysis that addressed the overall profitability of DMC’s business in providing management and other services to the Fund and the Delaware Funds as a whole, including the methodology used by DMC in allocating costs for the purpose of determining profitability. The Board also reviewed a report prepared by JDL regarding DMC’s profitability as compared to certain peer fund complexes and the Independent Trustees discussed DMC’s profitability in such context with representatives from JDL. Based on its review, the Board determined that DMC’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Ancillary benefits. The Board received and considered information regarding the extent to which DMC and its affiliates might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as investment manager to the Delaware Funds; the benefits from allocation of fund brokerage to improve trading efficiencies; and the fees that various affiliates received for serving as transfer agent and for overseeing fund accounting and financial administration services to the Delaware Funds. The Board received information from DMC regarding its view of the performance of its affiliates in providing transfer agent and fund accounting and financial administration oversight services and the organizational structure employed to provide these services pursuant to their contracts with the Fund.

Based on its consideration of the factors and information it deemed relevant, including the costs of providing investment management and other services to the Fund and the ongoing commitment of DMC and its affiliates to the Fund, the Board did not find that any ancillary benefits received by DMC and its affiliates were unreasonable.

Conclusion. Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board, including all of the Independent Trustees, approved the continuation of DMC’s Investment Management Agreement and of the Affiliated Sub-Advisers’ Sub-Advisory Agreements for an additional one-year period.

Form N-PORT and proxy voting information

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities, are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Fund’s most recent Form N-PORT are available without charge on the Fund’s website at delawarefunds.com/literature.

Other Fund information (Unaudited)
Delaware Global Listed Real Assets Fund

Form N-PORT and proxy voting information (continued)

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

Board of trustees / directors and officers addendum
Delaware Funds by Macquarie®

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Name, Address, and Birth Date	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Interested Trustee

Shawn K. Lytle[2] 100 Independence 610 Market Street Philadelphia, PA 19106-2354 February 1970	President, Chief Executive Officer, and Trustee	President and Chief Executive Officer since August 2015 Trustee since September 2015	127	Macquarie Asset Management[3]
(2015–Present)
-Global Head of Macquarie Asset Management Public Investments
(2019–Present)
-Head of Americas of Macquarie Group
(2017–Present)
-Deputy Global Head of Macquarie Asset Management
(2017–2019)
-Head of Macquarie Asset Management Americas
				(2015–2017)	None

Board of trustees / directors and officers addendum
Delaware Funds by Macquarie®

Name, Address, and Birth Date	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees

Jerome D. Abernathy 100 Independence 610 Market Street Philadelphia, PA 19106-2354 July 1959	Trustee	Since January 2019	127	Stonebrook Capital Management, LLC (financial technology: macro factors and databases) -Managing Member (1993-Present)	None

Thomas L. Bennett 100 Independence 610 Market Street Philadelphia, PA 19106-2354 October 1947	Chair and Trustee	Trustee since March 2005 Chair since March 2015	127	Private Investor (2004–Present)	None

Ann D. Borowiec 100 Independence 610 Market Street Philadelphia, PA 19106-2354 November 1958	Trustee	Since March 2015	127	J.P. Morgan Chase & Co. (1987-2013) -Chief Executive Officer, Private Wealth Management (2011–2013)	Banco Santander International (2016–2019) Santander Bank, N.A. (2016-2019)

Name, Address, and Birth Date	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

Joseph W. Chow 100 Independence 610 Market Street Philadelphia, PA 19106-2354 January 1953	Trustee	Since January 2013	127	Private Investor (2011–Present)	None

H. Jeffrey Dobbs 100 Independence 610 Market Street Philadelphia, PA 19106-2354 May 1955	Trustee	Since April 2019[4]	127	KPMG LLP (2002-2015) - Global Sector Chairman, Industrial Manufacturing (2010-2015)	TechAccel LLC (2015–Present) PatientsVoices, Inc. (2018–Present) Valparaiso University Board (2012-Present) Ivy Funds Complex (2019-2021)

Board of trustees / directors and officers addendum
Delaware Funds by Macquarie®

Name, Address, and Birth Date	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

John A. Fry 100 Independence 610 Market Street Philadelphia, PA 19106-2354 May 1960	Trustee	Since January 2001	127	Drexel University -President (2010–Present)	Federal Reserve Bank of Philadelphia
(2020–Present)
FS Credit Real Estate Income Trust, Inc.
(2018–Present)
vTv Therapeutics Inc.
(2017–Present)
Community Health Systems
(2004–Present)
Drexel Morgan & Co.
(2015–2019)

Name, Address, and Birth Date	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

Joseph Harroz, Jr. 100 Independence 610 Market Street Philadelphia, PA 19106-2354 January 1967	Trustee	Since November 1998[4]	127

University of Oklahoma

-President
(2020–Present)
-Interim President
(2019–2020)
-Vice President and Dean, College of Law
(2010–2019)
Brookhaven Investments LLC
(commercial enterprises)
-Managing Member (2019–Present)
St. Clair, LLC
(commercial enterprises)
-Managing Member
(2019–Present)

					OU Medicine, Inc. (2020–Present) Big 12 Athletic Conference (2019-Present) Valliance Bank (2007–Present) Ivy Funds Complex (1998-2021)

Board of trustees / directors and officers addendum
Delaware Funds by Macquarie®

Name, Address, and Birth Date	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

Sandra A.J. Lawrence 100 Independence 610 Market Street Philadelphia, PA 19106-2354 September 1957	Trustee	Since April 2019[4]	127	Children’s Mercy Hospitals and Clinics (2005–2019) -Chief Administrative Officer (2016–2019)	Brixmor Property Group Inc.
(2021-Present)
Sera Prognostics Inc.
(biotechnology) (2021-Present)
Recology (resource recovery)
(2021-Present)
Evergy, Inc., Kansas City Power & Light Company, KCP&L Greater Missouri Operations Company, Westar Energy, Inc. and Kansas Gas and Electric Company (related utility companies) (2018-Present) National Association of Corporate Directors (2017-Present) Ivy Funds Complex (2019-2021) American Shared Hospital Services (medical device) (2017-2021) Westar Energy (utility) (2004-2018)

Name, Address, and Birth Date	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

Frances A. Sevilla-Sacasa 100 Independence 610 Market Street Philadelphia, PA 19106-2354 January 1956	Trustee	Since September 2011	127	Banco Itaú International -Chief Executive Officer (2012–2016)	Florida Chapter of National Association of Corporate Directors (2021-Present) Callon Petroleum Company (2019-Present) Camden Property Trust (2011-Present) New Senior Investment Group Inc. (2021) Carrizo Oil & Gas, Inc. (2018-2019)

Thomas K. Whitford 100 Independence 610 Market Street Philadelphia, PA 19106-2354 March 1956	Trustee	Since January 2013	127	PNC Financial Services Group (1983–2013) -Vice Chairman (2009-2013)	HSBC USA Inc. (2014–2022) HSBC North America Holdings Inc. (2013–2022) HSBC Finance Corporation (2013–2018)

Board of trustees / directors and officers addendum
Delaware Funds by Macquarie®

Name, Address, and Birth Date	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

Christianna Wood 100 Independence 610 Market Street Philadelphia, PA 19106-2354 August 1959	Trustee	Since January 2019	127	Gore Creek Capital, Ltd. -Chief Executive Officer and President (2009–Present)	The Merger Fund
(2013–2021),
The Merger Fund VL
(2013–2021),
WCM Alternatives: Event-Driven
Fund (2013–2021),
and WCM Alternatives: Credit Event Fund
(2017–2021)
Grange Insurance
(2013–Present)
H&R Block Corporation
(2008–Present)

Name, Address, and Birth Date	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

Janet L. Yeomans 100 Independence 610 Market Street Philadelphia, PA 19106-2354 July 1948	Trustee	Since April 1999	127	3M Company (1995-2012) -Vice President and Treasurer (2006–2012)	Okabena Company (2009–2017)
Officers

David F. Connor 100 Independence 610 Market Street Philadelphia, PA 19106-2354 December 1963	Senior Vice President, General Counsel, and Secretary	Senior Vice President, since May 2013; General Counsel since May 2015; Secretary since October 2005	127	David F. Connor has served in various capacities at different times at Macquarie Asset Management.	None[5]

Daniel V. Geatens 100 Independence 610 Market Street Philadelphia, PA 19106-2354 October 1972	Senior Vice President and Treasurer	Senior Vice President and Treasurer since October 2007	127	Daniel V. Geatens has served in various capacities at different times at Macquarie Asset Management.	None[5]

Board of trustees / directors and officers addendum
Delaware Funds by Macquarie®

Name, Address, and Birth Date	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

Richard Salus 100 Independence 610 Market Street Philadelphia, PA 19106-2354 October 1963	Senior Vice President and Chief Financial Officer	Senior Vice President and Chief Financial Officer since November 2006	127	Richard Salus has served in various capacities at different times at Macquarie Asset Management.	None

[1]	“Length of Time Served” refers to the time since the Trustee or officer began serving one or more of the Trusts in the Delaware Funds complex.
[2]	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Funds’ investment advisor.
[3]	Macquarie Asset Management is the marketing name for certain companies comprising the asset management division of Macquarie Group, including the Funds’ investment advisor, principal underwriter, and transfer agent.
[4]	Includes time served on the Board of Ivy Funds prior to the date when Ivy Funds joined the Delaware Funds complex.
[5]	David F. Connor serves as Senior Vice President and Secretary, and Daniel V. Geatens serves as Senior Vice President, Treasurer, and Chief Financial Officer, for the six portfolios of the Optimum Fund Trust, which have the same investment manager, principal underwriter, and transfer agent as the Funds. Mr. Geatens also serves as the Chief Financial Officer and Treasurer for Macquarie Global Infrastructure Total Return Fund Inc., which has the same investment manager as the Funds.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

Item 2. Code of Ethics

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant’s Code of Business Ethics has been posted on the Delaware Funds by Macquarie® Internet Web site at www.delawarefunds.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this Web site within five business days of such amendment or waiver and will remain on the Web site for at least 12 months.

Item 3. Audit Committee Financial Expert

The registrant’s Board of Trustees has determined that certain members of the registrant’s Audit Committee are audit committee financial experts, as defined below. For purposes of this item, an “audit committee financial expert” is a person who has the following attributes:

a. An understanding of generally accepted accounting principles and financial statements;

b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

d. An understanding of internal controls and procedures for financial reporting; and

e. An understanding of audit committee functions.

An “audit committee financial expert” shall have acquired such attributes through:

a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

d. Other relevant experience.

The registrant’s Board of Trustees has also determined that each member of the registrant’s Audit Committee is independent. In order to be “independent” for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an “interested person” of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

The names of the audit committee financial experts on the registrant’s Audit Committee are set forth below:

H. Jeffrey Dobbs

Sandra A.J. Lawrence

Frances Sevilla-Sacasa, Chair

Item 4. Principal Accountant Fees and Services

(a) Audit fees.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $92,793 for the fiscal year ended October 31, 2022.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $113,508 for the fiscal year ended October 31, 2021.

(b) Audit-related fees.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended October 31, 2022.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $2,050,189 for the registrant’s fiscal year ended October 31, 2022. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year end audit procedures; group reporting and subsidiary statutory audits.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended October 31, 2021.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $1,134,001 for the registrant’s fiscal year ended October 31, 2021. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year end audit procedures; group reporting and subsidiary statutory audits.

(c) Tax fees.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $17,401 for the fiscal year ended October 31, 2022. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended October 31, 2022.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $22,212 for the fiscal year ended October 31, 2021. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended October 31, 2021.

(d) All other fees.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended October 31, 2022.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended October 31, 2022. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended October 31, 2021.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended October 31, 2021. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

(e) The registrant’s Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the “Pre-Approval Policy”) with respect to services provided by the registrant’s independent auditors. Pursuant to the Pre-Approval Policy, the Audit Committee has pre-approved the services set forth in the table below with respect to the registrant up to the specified fee limits. Certain fee limits are based on aggregate fees to the registrant and other registrants within the Delaware Funds by Macquarie®.

Service	Range of Fees
Audit Services
Statutory audits or financial audits for new Funds	up to $50,000 per Fund
Services associated with SEC registration statements (e.g., Form N-1A, Form N-14, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters	up to $10,000 per Fund
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit-related services” rather than “audit services”)	up to $25,000 in the aggregate
Audit-Related Services
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and /or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit services” rather than “audit-related services”)	up to $25,000 in the aggregate
Tax Services
U.S. federal, state and local and international tax planning and advice (e.g., consulting on statutory, regulatory or administrative developments, evaluation of Funds’ tax compliance function, etc.)	up to $25,000 in the aggregate
U.S. federal, state and local tax compliance (e.g., excise distribution reviews, etc.)	up to $5,000 per Fund
Review of federal, state, local and international income, franchise and other tax returns	up to $5,000 per Fund

Under the Pre-Approval Policy, the Audit Committee has also pre-approved the services set forth in the table below with respect to the registrant’s investment adviser and other entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant (the “Control Affiliates”) up to the specified fee limit. This fee limit is based on aggregate fees to the investment adviser and its Control Affiliates.

Service	Range of Fees
Non-Audit Services
Services associated with periodic reports and other documents filed with the SEC and assistance in responding to SEC comment letters	up to $10,000 in the aggregate

The Pre-Approval Policy requires the registrant’s independent auditors to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Policy.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser were $9,044,000 and $9,044,000 for the registrant’s fiscal years ended October 31, 2022 and October 31, 2021, respectively.

(h) In connection with its selection of the independent auditors, the registrant’s Audit Committee has considered the independent auditors’ provision of non-audit services to the registrant’s investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors’ provision of these services is compatible with maintaining the auditors’ independence.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

(b) Divestment of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

The registrant’s principal executive officer and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing of this report, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the Investment Company Act of 1940 (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)) and provide reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d)) that occurred during the period covered by the report to stockholders included herein that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits

(a)	(1)	Code of Ethics

Not applicable.

(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

(3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

DELAWARE POOLED® TRUST

/s/SHAWN K. LYTLE
By:	Shawn K. Lytle
Title:	President and Chief Executive Officer
Date:	January 4, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/SHAWN K. LYTLE
By:	Shawn K. Lytle
Title:	President and Chief Executive Officer
Date:	January 4, 2023

/s/RICHARD SALUS
By:	Richard Salus
Title:	Chief Financial Officer
Date:	January 4, 2023